    As filed with the Securities and Exchange Commission on August 5, 2013



                                                            File Nos. 333-137968

                                                                       811-03365


                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM N-4


            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                          Pre-Effective Amendment No.                         []



                        Post-Effective Amendment No. 15                      [x]



                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                               Amendment No. 499                             [x]



                        (Check Appropriate Box or Boxes)



                    MetLife Investors USA Separate Account A

                           (Exact Name of Registrant)



                    MetLife Investors USA Insurance Company

                              (Name of Depositor)

                            5 Park Plaza, Suite 1900

                            Irvine, California 92614


        (Address of Depositor's Principal Executive Offices) (Zip Code)


               Depositor's Telephone Number, including Area Code

                                 (800) 989-3752


                    (Name and Address of Agent for Service)

                              Eric T. Steigerwalt

                                   President

                    MetLife Investors USA Insurance Company

                                c/o 501 Route 22

                             Bridgewater, NJ 08807


                                  COPIES TO:

                                W. Thomas Conner

                                 Reed Smith LLP

                              1301 K Street, N.W.

                            Suite 1100 - East Tower

                          Washington, D.C. 20005-3373


                 (Approximate Date of Proposed Public Offering)


It is proposed that this filing will become effective (check appropriate box):


[]     immediately upon filing pursuant to paragraph (b) of Rule 485.

[x]    on August 12, 2013 pursuant to paragraph (b) of Rule 485.

[]     60 days after filing pursuant to paragraph (a)(1) of Rule 485.


[]     on (date) pursuant to paragraph (a)(1) of Rule 485.


[]     If appropriate, check the following box:


[]     this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Title of Securities Registered: Individual Variable Annuity Contracts

    This registration statement incorporates herein by reference the Supplement dated April 29, 2013 to the Prospectus dated April 29, 2013 included in Post-Effective Amendment No. 12 to the Registration Statement on Form N-4 (File Nos. 333-137968/811-03365) filed on April 11, 2013 pursuant to paragraph
  (b) of Rule 485.

This registration statement also incorporates herein by reference the Prospectus dated April 29, 2013 and the Statement of Additional Information dated April 29, 2013 (as supplemented August 12, 2013) filed on May 2, 2013 pursuant to Rule 497.

                    METLIFE INVESTORS USA INSURANCE COMPANY
                    METLIFE INVESTORS USA SEPARATE ACCOUNT A

                        SUPPLEMENT DATED AUGUST 12, 2013
                                       TO
                      THE PROSPECTUS DATED APRIL 29, 2013

This supplement describes the new version of the optional Lifetime Withdrawal Guarantee rider that may be elected with PrimElite IV variable annuity contracts issued by MetLife Investors USA Insurance Company ("we," "us," or "our").

I.   NEW VERSION OF LIFETIME WITHDRAWAL GUARANTEE

If approved in your state, the new version of the Lifetime Withdrawal Guarantee rider may be elected with contracts issued based on applications and necessary information received by our MetLife Annuity Service Center, in Good Order, after the close of the New York Stock Exchange on August 9, 2013.

The new version of the Lifetime Withdrawal Guarantee rider differs from the previous version of the Lifetime Withdrawal Guarantee rider described in the April 29, 2013 prospectus (that is, the version that has been issued in your state since July 15, 2011) only in that the amount of the Compounding Income Amount and the Withdrawal Rate under the new version is 4% instead of 5%. (See "5% Compounding Income Amount" and "Annual Benefit Payment" in the prospectus.)

Please replace the Lifetime Withdrawal Guarantee section of Appendix D (pages D-3 to D-6) with the Lifetime Withdrawal Guarantee examples attached to this prospectus supplement.

In states where the new version of the Lifetime Withdrawal Guarantee rider is available for purchase, no version of the Lifetime Withdrawal Guarantee rider described in the April 29, 2013 prospectus remains available for purchase.

II.  GUARANTEED WITHDRAWAL BENEFIT I NO LONGER AVAILABLE FOR PURCHASE

In states where the new version of the Lifetime Withdrawal Guarantee rider has been approved, the optional Guaranteed Withdrawal Benefit I (GWB I) rider is no longer available for purchase, effective for contracts based on applications and necessary information received by our MetLife Annuity Service Center, in Good Order, after the close of the New York Stock Exchange on August 9, 2013.

This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to us at 5 Park Plaza, Suite 1900, Irvine, CA 92614 or call us at (888) 556-5412 to request a free copy.

        THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

MetLife Investors Distribution Company                 Telephone: (888) 556-5412
5 Park Plaza, Suite 1900, Irvine, CA 92614

PrimElite IV is a service mark of Primerica, Inc. MetLife Investors USA Insurance Company uses this mark pursuant to a license agreement.

                                                                  SUPP-PEIVLWG13

LIFETIME WITHDRAWAL GUARANTEE


The purpose of these examples is to illustrate the operation of the version of the Lifetime Withdrawal Guarantee available with contracts issued based on applications and necessary information received by our MetLife Annuity Service Center, in Good Order, after the close of the New York Stock Exchange on August 9, 2013. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the Investment Portfolios chosen. The examples do not reflect the deduction of fees and charges, withdrawal charges and applicable income taxes and penalties.


F.   Lifetime Withdrawal Guarantee


     1.   When Withdrawals Do Not Exceed the Annual Benefit Payment


Assume that a contract had an initial Purchase Payment of $100,000. The initial Account Value would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, the initial Remaining Guaranteed Withdrawal Amount would be $100,000 and the initial Annual Benefit Payment would be $4,000 ($100,000 x 4%).


Assume that $4,000 is withdrawn each year, beginning before the contract Owner attains age 59 1/2. The Remaining Guaranteed Withdrawal Amount is reduced by $4,000 each year as withdrawals are taken (the Total Guaranteed Withdrawal Amount is not reduced by these withdrawals). The Annual Benefit Payment of $4,000 is guaranteed to be received until the Remaining Guaranteed Withdrawal Amount is depleted, even if the Account Value is reduced to zero.


If the first withdrawal is taken after age 59 1/2, then the Annual Benefit Payment of $4,000 is guaranteed to be received for the Owner's lifetime, even if the Remaining Guaranteed Withdrawal Amount and the Account Value are reduced to zero.


[GRAPHIC APPEARS HERE]







Year   Annual Benefit Payment   Cumulative Withdrawals   Account Value
   1   $4,000                   $  4,000                 $  100,000
   2   $4,000                   $  8,000                 $   90,250
   3   $4,000                   $ 12,000                 $ 80,987.5
   4   $4,000                   $ 16,000                 $72,188.13
   5   $4,000                   $ 20,000                 $63,828.72
   6   $4,000                   $ 24,000                 $55,887.28
   7   $4,000                   $ 28,000                 $48,342.92
   8   $4,000                   $ 32,000                 $41,175.77
   9   $4,000                   $ 36,000                 $34,366.98
  10   $4,000                   $ 40,000                 $27,898.63
  11   $4,000                   $ 44,000                 $ 21,753.7
  12   $4,000                   $ 48,000                 $15,916.02
  13   $4,000                   $ 52,000                 $10,370.22
  14   $4,000                   $ 56,000                 $5,101.706
  15   $4,000                   $ 60,000                 $ 96.62093
  16   $4,000                   $ 64,000                 $        0
  17   $4,000                   $ 68,000                 $        0
  18   $4,000                   $ 72,000                 $        0
  19   $4,000                   $ 76,000                 $        0
  20   $4,000                   $ 80,000                 $        0
  21   $4,000                   $ 84,000                 $        0
  22   $4,000                   $ 88,000                 $        0
  23   $4,000                   $ 92,000                 $        0
  24   $4,000                   $ 96,000                 $        0
  25   $4,000                   $100,000                 $        0



     2.   When Withdrawals Do Exceed the Annual Benefit Payment


Assume that a contract had an initial Purchase Payment of $100,000. The initial Account Value would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, the initial Remaining Guaranteed Withdrawal Amount would be $100,000 and the initial Annual Benefit Payment would be $4,000 ($100,000 x 4%).


Assume that the Remaining Guaranteed Withdrawal Amount is reduced to $96,000 due to a withdrawal of $4,000 in the first year. Assume the Account Value was further reduced to $75,000 at year two due to poor market performance. If you withdrew $10,000 at this time, your Account Value would be reduced to $75,000 - $10,000 = $65,000. Your Remaining Guaranteed Withdrawal Amount would be reduced to $96,000 - $10,000 = $86,000. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $4,000 and the resulting Remaining Guaranteed Withdrawal Amount would be greater than the resulting Account Value, there would be an additional reduction to the Remaining Guaranteed Withdrawal Amount. The Remaining Guaranteed Withdrawal Amount after the withdrawal would be set equal to the Account Value after the withdrawal ($65,000). This new Remaining Guaranteed Withdrawal Amount of $65,000 would now be the amount guaranteed to be available to be withdrawn over time. The Total Guaranteed Withdrawal Amount would also be reduced to $65,000. The Annual Benefit Payment would be set equal to 4% x $65,000 = $2,600.


G.   4% Compounding Income Amount


Assume that a contract had an initial Purchase Payment of $100,000. The initial Remaining Guaranteed Withdrawal Amount would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, and the Annual Benefit Payment would be $4,000 ($100,000 x 4%).


The Total Guaranteed Withdrawal Amount will increase by 4% of the Total Guaranteed Withdrawal Amount on each contract anniversary until the earlier of the first withdrawal or the 10th contract anniversary. The Annual Benefit Payment will be recalculated on each contract anniversary as 4% of the new Total Guaranteed Withdrawal Amount.


If the first withdrawal is taken in the first Contract Year, then there would be no increase: the Total Guaranteed Withdrawal Amount would remain at $100,000 and the Annual Benefit Payment will remain at $4,000 ($100,000 x 4%).


If the first withdrawal is taken in the second Contract Year, then the Total Guaranteed Withdrawal Amount would increase to $104,000 ($100,000 x 104%), and the Annual Benefit Payment would increase to $4,160 ($104,000 x 4%).


If the first withdrawal is taken in the third Contract Year, then the Total Guaranteed Withdrawal Amount would increase to $108,160 ($104,000 x 104%), and the Annual Benefit Payment would increase to $4,326 ($108,160 x 4%).


If the first withdrawal is taken after the 10th Contract Year, then the Total Guaranteed Withdrawal Amount would increase to $148,024 (the initial $100,000, increased by 4% per year, compounded annually for 10 years), and the Annual Benefit Payment would increase to $5,921 ($148,024 x 4%).


[GRAPHIC APPEARS HERE]







Year of First Withdrawal   Annual Benefit Payment
                       1   $4,000
                       2   $4,160
                       3   $4,326
                       4   $4,499
                       5   $4,679
                       6   $4,867
                       7   $5,061
                       8   $5,264
                       9   $5,474
                      10   $5,693
                      11   $5,921

H.   Automatic Annual Step-Ups and 4% Compounding Income Amount (No
Withdrawals)


Assume that a contract had an initial Purchase Payment of $100,000. Assume that no withdrawals are taken.


At the first contract anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $104,000 ($100,000 increased by 4%, compounded annually). Assume the Account Value has increased to $110,000 at the first contract anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $104,000 to $110,000 and reset the Annual Benefit Payment to $4,400 ($110,000 x 4%).


At the second contract anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $114,400 ($110,000 increased by 4%, compounded annually). Assume the Account Value has increased to $120,000 at the second contract anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $114,400 to $120,000 and reset the Annual Benefit Payment to $4,800 ($120,000 x 4%).


Provided that no withdrawals are taken, each year the Total Guaranteed Withdrawal Amount would increase by 4%, compounded annually, from the second contract anniversary through the ninth contract anniversary, and at that point would be equal to $157,912. Assume that during these Contract Years the Account Value does not exceed the Total Guaranteed Withdrawal Amount due to poor market performance. Assume the Account Value at the ninth contract anniversary has increased to $180,000 due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $157,912 to $180,000 and reset the Annual Benefit Payment to $7,200 ($180,000 x 4%).


At the 10th contract anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $187,200 ($180,000 increased by 4%, compounded annually). Assume the Account Value is less than $187,200. There is no Automatic Annual Step-Up since the Account Value is below the Total Guaranteed Withdrawal Amount; however, due to the 4% increase in the Total Guaranteed Withdrawal Amount, the Annual Benefit Payment is increased to $7,488 ($187,200 x 4%).


[GRAPHIC APPEARS HERE]

                    METLIFE INVESTORS USA INSURANCE COMPANY
                    METLIFE INVESTORS USA SEPARATE ACCOUNT A

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
              FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

                        SUPPLEMENT DATED AUGUST 12, 2013
                     TO THE PROSPECTUS DATED APRIL 29, 2013

This supplement describes changes to the Investment Portfolios available in PrimElite IV variable annuity contracts issued by MetLife Investors USA Insurance Company and First MetLife Investors Insurance Company (together with MetLife Investors USA Insurance Company, "we," "us," or "our"). These changes are effective after the close of the New York Stock Exchange on August 9, 2013. This supplement provides information in addition to that contained in the prospectus dated April 29, 2013.

Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus. This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to us at 5 Park Plaza, Suite 1900, Irvine, CA 92614 or call us at (888) 556-5412 to request a free copy.

1.  NEW INVESTMENT OPTION

In the "Investment Portfolio Expenses" table under "Met Investors Series Trust," add the following:

                                                              ACQUIRED        TOTAL        FEE WAVIER       NET TOTAL
                                     12B-1/                     FUND         ANNUAL          AND/OR           ANNUAL
                      MANAGEMENT     SERVICE      OTHER       FEES AND      PORTFOLIO        EXPENSE        OPERATING
                         FEES         FEES       EXPENSES     EXPENSES      EXPENSES      REIMBURSEMENT      EXPENSES
                     ------------   ---------   ----------   -----------   -----------   ---------------   ------------
American Funds(R)
Growth Portfolio            0.00%        0.55%       0.02%         0.35%         0.92%                 -          0.92%

In APPENDIX B, "Participating Investment Portfolios," change "MET INVESTORS SERIES TRUST (Class B or, as noted, Class A)" to "MET INVESTORS SERIES TRUST (Class B or, as noted, Class A or Class C)" and add the following:

    AMERICAN FUNDS(R) GROWTH PORTFOLIO (CLASS C)

    ADVISERS: MetLife Advisers, LLC and Capital Research and Management Company

    INVESTMENT OBJECTIVE: The American Funds(R) Growth Portfolio seeks to achieve growth of capital.

2.  CHANGES TO AVAILABILITY OF SHARE CLASSES

    a. The share classes for the Investment Portfolios listed in the table below under "Former Share Class" will no longer be available for allocations of new Purchase Payments or transfers of Account Value, except for rebalancing and dollar cost averaging programs in existence at the time of closing; and the share classes listed in the table below under "New Share Class" will be available for allocations of new Purchase Payments or transfers of Account Value.

                                                                 SUPP-PE4FUND813

             FORMER SHARE CLASS                                NEW SHARE CLASS
FIDELITY(R) VARIABLE INSURANCE PRODUCTS          FIDELITY(R) VARIABLE INSURANCE PRODUCTS
  Contrafund(R) Portfolio (Service Class)          Contrafund(R) Portfolio (Service Class 2)
                                                                            ---------------

MET INVESTORS SERIES TRUST                       MET INVESTORS SERIES TRUST
  Pioneer Fund Portfolio (Class A)                 Pioneer Fund Portfolio (Class B)
                                                                           -------
  Pioneer Strategic Income Portfolio (Class A)     Pioneer Strategic Income Portfolio (Class B)
                                                                                       -------

METROPOLITAN SERIES FUND                         METROPOLITAN SERIES FUND
  BlackRock Money Market Portfolio (Class E)       BlackRock Money Market Portfolio (Class B)
                                                                                     -------

   b. In the "Investment Portfolio Expenses" table under "Fidelity(R) Variable Insurance Products," "Met Investors Series Trust," and "Metropolitan Series Fund," add the following expense information for the new share classes of the following Investment Portfolios:

                                                                          ACQUIRED        TOTAL        FEE WAVIER        NET TOTAL
                                                 12B-1/                     FUND         ANNUAL          AND/OR           ANNUAL
                                  MANAGEMENT     SERVICE      OTHER       FEES AND      PORTFOLIO        EXPENSE        OPERATING
                                     FEES         FEES       EXPENSES     EXPENSES      EXPENSES      REIMBURSEMENT      EXPENSES
                                 ------------   ---------   ----------   -----------   -----------   ---------------   ------------
FIDELITY(R) VARIABLE
INSURANCE PRODUCTS
  Contrafund(R)                         0.56%       0.25%        0.08%         0.00%         0.89%                -           0.89%

MET INVESTORS SERIES
TRUST
  Pioneer Fund Portfolio                0.64%       0.25%        0.04%         0.00%         0.93%             0.03%          0.90%
  Pioneer Strategic
   Income Portfolio                     0.57%       0.25%        0.06%         0.00%         0.88%                -           0.88%

METROPOLITAN SERIES FUND
  BlackRock Money
   Market Portfolio                     0.33%       0.25%        0.02%         0.00%         0.60%             0.01%          0.59%

3.  CLOSED INVESTMENT OPTION

The American Funds Insurance Series(R) - American Funds Growth Fund (Class 2) is no longer available for allocations of new Purchase Payments or transfers of Account Value, except for rebalancing and dollar cost averaging programs in existence at the time of closing.

       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

5 Park Plaza, Suite 1900                              Telephone: (888) 556-5412
Irvine, CA  92614

                    METLIFE INVESTORS USA INSURANCE COMPANY
                    METLIFE INVESTORS USA SEPARATE ACCOUNT A

                        SUPPLEMENT DATED AUGUST 12, 2013
                                       TO
          THE STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 29, 2013

This supplements the Statement of Additional Information dated April 29, 2013 for the PrimElite IV contract.

I.   INDEPENDENT AUDITORS

The following replaces the second and third paragraphs of the "Independent Registered Public Accounting Firm" section of the Statement of Additional
Information:

     INDEPENDENT AUDITORS

     The consolidated financial statements of MetLife Investors USA Insurance Company and subsidiary (the "Company"), included in this Statement of Additional Information Supplement, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein (which report expresses an unmodified opinion and includes an emphasis-of-matter paragraph referring to changes in the Company's method of accounting for deferred policy acquisition costs as required by accounting guidance adopted on January 1, 2012). Such financial statements are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

     The principal business address of Deloitte & Touche LLP is Two World Financial Center, New York, New York 10281-1414.

II.  FINANCIAL STATEMENTS

The attached financial statements of the Company replace, in their entirety, the financial statements of the Company set forth in the Statement of Additional Information. The financial statements of the Company should be considered only as bearing upon the ability of the Company to meet its obligations under the contract.

        THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

MetLife Investors Distribution Company                 Telephone: (888) 556-5412
5 Park Plaza, Suite 1900, Irvine, CA 92614

PrimElite IV is a service mark of Primerica, Inc. MetLife Investors USA Insurance Company uses this mark pursuant to a license agreement.

                                                                 SUPP-PE4SAI0813

MetLife Investors USA Insurance Company

Consolidated Financial Statements
As of December 31, 2012 and 2011 and for the Years Ended December 31, 2012, 2011 and 2010 and Independent Auditors' Report

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholder of MetLife Investors USA Insurance Company:

We have audited the accompanying consolidated financial statements of MetLife Investors USA Insurance Company and its subsidiary (an indirect wholly-owned subsidiary of MetLife, Inc.) (the "Company"), which comprise the consolidated balance sheets as of December 31, 2012 and 2011, and the related consolidated statements of operations, comprehensive income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2012, and the related notes to the consolidated financial statements.

Management's Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of MetLife Investors USA Insurance Company and its subsidiary as of December 31, 2012 and 2011, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2012, in accordance with accounting principles generally accepted in the United States of America.

Emphasis-of-Matter

As discussed in Note 1, the Company changed its method of accounting for deferred policy acquisition costs as required by accounting guidance adopted on January 1, 2012. Our opinion is not modified with respect to this matter.

/s/ DELOITTE & TOUCHE LLP

Certified Public Accountants
Tampa, Florida
April 8, 2013 (August 1, 2013 as to Note 14)

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                          Consolidated Balance Sheets
                          December 31, 2012 and 2011

                (In millions, except share and per share data)

                                                                                                        2012      2011
                                                                                                     ---------- ---------
Assets
Investments:
 Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $9,987 and
   $9,405, respectively)............................................................................ $   11,387 $  10,457
 Equity securities available-for-sale, at estimated fair value (cost: $33 and $2, respectively).....         34         2
 Mortgage loans (net of valuation allowances of $8 and $11, respectively)...........................      1,678     1,508
 Policy loans.......................................................................................        130       102
 Real estate and real estate joint ventures.........................................................        175        30
 Other limited partnership interests................................................................        650       535
 Short-term investments, at estimated fair value....................................................        722       779
 Other invested assets, principally at estimated fair value.........................................        560       606
                                                                                                     ---------- ---------
   Total investments................................................................................     15,336    14,019
 Cash and cash equivalents..........................................................................        122       108
 Accrued investment income..........................................................................        135       120
 Premiums, reinsurance and other receivables........................................................     14,746    12,679
 Deferred policy acquisition costs..................................................................      2,945     2,908
 Current income tax recoverable.....................................................................        137        83
 Other assets.......................................................................................        721       739
 Separate account assets............................................................................     70,876    56,820
                                                                                                     ---------- ---------
   Total assets..................................................................................... $  105,018 $  87,476
                                                                                                     ========== =========
Liabilities and Stockholder's Equity
Liabilities
Future policy benefits.............................................................................. $    4,404 $   3,085
Policyholder account balances.......................................................................     12,937    13,773
Other policy-related balances.......................................................................      2,607     2,449
Payables for collateral under securities loaned and other transactions..............................      1,823     1,672
Long-term debt......................................................................................         41        42
Deferred income tax liability.......................................................................      1,484       918
Other liabilities...................................................................................      5,389     4,314
Separate account liabilities........................................................................     70,876    56,820
                                                                                                     ---------- ---------
   Total liabilities................................................................................     99,561    83,073
                                                                                                     ---------- ---------
Contingencies, Commitments and Guarantees (Note 12)
Stockholder's Equity
Preferred stock, par value $1.00 per share; 200,000 shares authorized, issued and outstanding.......         --        --
Common stock, par value $200.00 per share; 15,000 shares authorized; 11,000 shares issued and
 outstanding........................................................................................          2         2
Additional paid-in capital..........................................................................      2,520     2,520
Retained earnings...................................................................................      2,018     1,189
Accumulated other comprehensive income (loss).......................................................        917       692
                                                                                                     ---------- ---------
   Total stockholder's equity.......................................................................      5,457     4,403
                                                                                                     ---------- ---------
   Total liabilities and stockholder's equity....................................................... $  105,018 $  87,476
                                                                                                     ========== =========

       See accompanying notes to the consolidated financial statements.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                     Consolidated Statements of Operations
             For the Years Ended December 31, 2012, 2011 and 2010

                                 (In millions)

                                                     2012      2011      2010
                                                   --------  --------  --------
Revenues
Premiums.......................................... $    428  $    647  $    357
Universal life and investment-type product policy
  fees............................................    1,585     1,288       991
Net investment income.............................      661       586       520
Other revenues....................................      327       314       302
Net investment gains (losses):
  Other-than-temporary impairments on fixed
   maturity securities............................       (4)       --        (9)
  Other-than-temporary impairments on fixed
   maturity securities transferred to other
   comprehensive income (loss)....................        2        (2)        5
  Other net investment gains (losses).............       27        (5)       19
                                                   --------  --------  --------
   Total net investment gains (losses)............       25        (7)       15
  Net derivative gains (losses)...................    1,194       701       115
                                                   --------  --------  --------
   Total revenues.................................    4,220     3,529     2,300
                                                   --------  --------  --------
Expenses
Policyholder benefits and claims..................      808       779       486
Interest credited to policyholder account balances      421       424       413
Other expenses....................................    1,803     1,595     1,079
                                                   --------  --------  --------
   Total expenses.................................    3,032     2,798     1,978
                                                   --------  --------  --------
Income (loss) before provision for income tax.....    1,188       731       322
Provision for income tax expense (benefit)........      359       198        66
                                                   --------  --------  --------
Net income (loss)................................. $    829  $    533  $    256
                                                   ========  ========  ========

       See accompanying notes to the consolidated financial statements.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                Consolidated Statements of Comprehensive Income
             For the Years Ended December 31, 2012, 2011 and 2010

                                 (In millions)

                                                               2012      2011     2010
                                                             --------- --------- -------

Net income (loss)...........................................  $    829  $    533  $  256
Other comprehensive income (loss):
  Unrealized investment gains (losses), net of related
    offsets.................................................       331       697     296
  Unrealized gains (losses) on derivatives..................        16       199    (72)
  Foreign currency translation adjustments..................       (1)       (1)      --
                                                             --------- --------- -------
  Other comprehensive income (loss), before income tax......       346       895     224
  Income tax (expense) benefit related to items of other
    comprehensive income (loss).............................     (121)     (313)    (79)
                                                             --------- --------- -------
  Other comprehensive income (loss), net of income tax......       225       582     145
                                                             --------- --------- -------
Comprehensive income (loss).................................  $  1,054  $  1,115  $  401
                                                             ========= ========= =======

       See accompanying notes to the consolidated financial statements.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                Consolidated Statements of Stockholder's Equity
             For the Years Ended December 31, 2012, 2011 and 2010

                                 (In millions)




                                                                              Additional
                                                             Preferred Common  Paid-in   Retained
                                                               Stock   Stock   Capital   Earnings
                                                             --------- ------ ---------- --------
Balance at December 31, 2009................................  $    --  $    2  $  2,520  $   771
Cumulative effect of change in accounting principle, net of
 income tax (Note 1)........................................                         --     (371)
                                                              -------  ------  --------  -------
Balance at January 1, 2010..................................       --       2     2,520      400
Net income (loss)...........................................                                 256
Other comprehensive income (loss), net of income tax........
                                                              -------  ------  --------  -------
Balance at December 31, 2010................................       --       2     2,520      656
Net income (loss)...........................................                                 533
Other comprehensive income (loss), net of income tax........
                                                              -------  ------  --------  -------
Balance at December 31, 2011................................       --       2     2,520    1,189
Net income (loss)...........................................                                 829
Other comprehensive income (loss), net of income tax........
                                                              -------  ------  --------  -------
Balance at December 31, 2012................................  $    --  $    2  $  2,520  $ 2,018
                                                              =======  ======  ========  =======

                                                             Accumulated Other Comprehensive Income (Loss)
                                                             --------------------------------------------
                                                                   Net                         Foreign
                                                               Unrealized     Other-Than-      Currency        Total
                                                               Investment      Temporary     Translation   Stockholder's
                                                              Gains (Losses)   Impairments    Adjustments     Equity
                                                             ---------------  ------------   ------------  -------------
Balance at December 31, 2009................................  $        (33)   $         (2)  $        --     $  3,258
Cumulative effect of change in accounting principle, net of
 income tax (Note 1)........................................                                                     (371)
                                                              ------------    ------------   -----------     --------
Balance at January 1, 2010..................................           (33)             (2)           --        2,887
Net income (loss)...........................................                                                      256
Other comprehensive income (loss), net of income tax........           146              (1)           --          145
                                                              ------------    ------------   -----------     --------
Balance at December 31, 2010................................           113              (3)           --        3,288
Net income (loss)...........................................                                                      533
Other comprehensive income (loss), net of income tax........           584              (1)           (1)         582
                                                              ------------    ------------   -----------     --------
Balance at December 31, 2011................................           697              (4)           (1)       4,403
Net income (loss)...........................................                                                      829
Other comprehensive income (loss), net of income tax........           225               1            (1)         225
                                                              ------------    ------------   -----------     --------
Balance at December 31, 2012................................  $        922    $         (3)  $        (2)    $  5,457
                                                              ============    ============   ===========     ========

       See accompanying notes to the consolidated financial statements.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                     Consolidated Statements of Cash Flows
             For the Years Ended December 31, 2012, 2011 and 2010

                                 (In millions)

                                                                                             2012       2011      2010
                                                                                          ---------  ---------  --------
Cash flows from operating activities
Net income (loss)........................................................................ $     829  $     533  $    256
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
 Depreciation and amortization expenses..................................................        13         20        23
 Amortization of premiums and accretion of discounts associated with investments, net....       (49)       (45)      (28)
 (Gains) losses on investments and derivatives, net......................................    (1,281)      (802)     (233)
 (Income) loss from equity method investments, net of dividends or distributions.........       (24)        (2)      (57)
 Interest credited to policyholder account balances......................................       421        424       413
 Universal life and investment-type product policy fees..................................    (1,585)    (1,288)     (991)
 Change in accrued investment income.....................................................       (12)       (14)      (21)
 Change in premiums, reinsurance and other receivables...................................      (756)      (710)   (2,560)
 Change in deferred policy acquisition costs, net........................................       (33)      (566)     (402)
 Change in income tax....................................................................       391        184        42
 Change in other assets..................................................................     1,421      1,058       711
 Change in insurance-related liabilities and policy-related balances.....................     1,471      1,299       971
 Change in other liabilities.............................................................       398        363     2,079
 Other, net..............................................................................        --         --         1
                                                                                          ---------  ---------  --------
Net cash provided by operating activities................................................     1,204        454       204
                                                                                          ---------  ---------  --------
Cash flows from investing activities
 Sales, maturities and repayments of:
   Fixed maturity securities.............................................................     3,203      3,137     4,488
   Equity securities.....................................................................         3          5         1
   Mortgage loans........................................................................        60         56        21
   Other limited partnership interests...................................................        68         93        46
 Purchases of:
   Fixed maturity securities.............................................................    (3,715)    (4,274)   (4,983)
   Equity securities.....................................................................       (31)        (5)       --
   Mortgage loans........................................................................      (229)      (387)     (600)
   Real estate and real estate joint ventures............................................      (145)        (1)       (4)
   Other limited partnership interests...................................................      (162)      (164)     (161)
 Cash received in connection with freestanding derivatives...............................        57         22         2
 Cash paid in connection with freestanding derivatives...................................       (18)       (25)      (48)
 Issuances of loans to affiliates........................................................        --       (125)       --
 Net change in policy loans..............................................................       (28)       (38)      (14)
 Net change in short-term investments....................................................        57       (666)      732
 Net change in other invested assets.....................................................         5         25       (80)
                                                                                          ---------  ---------  --------
Net cash used in investing activities....................................................      (875)    (2,347)     (600)
                                                                                          ---------  ---------  --------
Cash flows from financing activities
 Policyholder account balances:
   Deposits..............................................................................     2,621      4,984     3,219
   Withdrawals...........................................................................    (3,191)    (3,647)   (2,634)
 Net change in payables for collateral under securities loaned and other transactions....       151        426      (361)
 Long-term debt repaid...................................................................        (1)        (3)       --
 Financing element on certain derivative instruments.....................................       105          1        --
                                                                                          ---------  ---------  --------
Net cash (used in) provided by financing activities......................................      (315)     1,761       224
                                                                                          ---------  ---------  --------
Change in cash and cash equivalents......................................................        14       (132)     (172)
Cash and cash equivalents, beginning of year.............................................       108        240       412
                                                                                          ---------  ---------  --------
Cash and cash equivalents, end of year................................................... $     122  $     108  $    240
                                                                                          =========  =========  ========
Supplemental disclosures of cash flow information:
 Net cash paid (received) for:
   Interest.............................................................................. $       3  $       2  $     --
                                                                                          =========  =========  ========
   Income tax............................................................................ $     (34) $      16  $     20
                                                                                          =========  =========  ========
 Non-cash transactions:
   Real estate and real estate joint ventures acquired in satisfaction of debt........... $       2  $      --  $     --
                                                                                          =========  =========  ========
   Long-term debt issued in exchange for certain other invested assets................... $      --  $      --  $     45
                                                                                          =========  =========  ========

       See accompanying notes to the consolidated financial statements.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                Notes to the Consolidated Financial Statements

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies

Business

  MetLife Investors USA Insurance Company ("MLI-USA") and its subsidiary and affiliate, (the "Company"), a Delaware domiciled life insurance company is a wholly-owned subsidiary of MetLife Insurance Company of Connecticut ("MICC"). MICC is a subsidiary of MetLife, Inc. ("MetLife"). The Company markets, administers and insures a broad range of term life, universal and variable life and variable and fixed annuity products.

Basis of Presentation

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations. Actual results could differ from estimates.

 Consolidation

  The accompanying consolidated financial statements include the accounts of MetLife Investors USA Insurance Company and its subsidiary, as well as a partnership in which the Company has control. Intercompany accounts and transactions have been eliminated.

  Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

 Separate Accounts

  Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if:

    .  such separate accounts are legally recognized;
    . assets supporting the contract liabilities are legally insulated from the Company's general account liabilities;
    . investments are directed by the contractholder; and . all investment performance, net of contract fees and assessments, is passed through to the contractholder.

  The Company reports separate account assets at their fair value, which is based on the estimated fair values of the underlying assets comprising the individual separate account portfolios. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of operations.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)


  The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees in the consolidated statements of operations.

 Reclassifications

  Certain amounts in the prior years' consolidated financial statements and related footnotes thereto have been reclassified to conform with the current year presentation. See "-- Adoption of New Accounting Pronouncements" for discussion of accounting pronouncements adopted in 2012, which were retrospectively applied.

Summary of Significant Accounting Policies

  The following are the Company's significant accounting policies with references to notes providing additional information on such policies and critical accounting estimates relating to such policies.

  ----------------------------------------------------------------------------
  Accounting Policy                                                       Note
  ----------------------------------------------------------------------------
  Insurance                                                                  2
  ----------------------------------------------------------------------------
  Deferred Policy Acquisition Costs and Other Policy-Related Intangibles     3
  ----------------------------------------------------------------------------
  Reinsurance                                                                4
  ----------------------------------------------------------------------------
  Investments                                                                5
  ----------------------------------------------------------------------------
  Derivatives                                                                6
  ----------------------------------------------------------------------------
  Fair Value                                                                 7
  ----------------------------------------------------------------------------
  Income Tax                                                                11
  ----------------------------------------------------------------------------
  Litigation Contingencies                                                  12
  ----------------------------------------------------------------------------

 Insurance

  Future Policy Benefit Liabilities and Policyholder Account Balances

  The Company establishes liabilities for amounts payable under insurance policies. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, policy lapse, renewal, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis. For long duration insurance contracts, assumptions such as mortality and interest rates are "locked in" upon the issuance of new business. However, significant adverse changes in experience on such contracts may require the establishment of premium deficiency reserves. Such reserves are determined based on the then current assumptions and do not include a provision for adverse deviation.

  Liabilities for universal and variable life secondary guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The assumptions used in estimating

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

the secondary guarantee liabilities are consistent with those used for amortizing deferred policy acquisition costs ("DAC"), and are thus subject to the same variability and risk as further discussed herein. The assumptions of investment performance and volatility for variable products are consistent with historical experience of appropriate underlying equity indices, such as the Standard & Poor's Ratings Services ("S&P") 500 Index. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

  The Company regularly reviews its estimates of liabilities for future policy benefits and compares them with its actual experience. Differences result in changes to the liability balances with related charges or credits to benefit expenses in the period in which the changes occur.

  Policyholder account balances ("PABs") relate to contract or contract features where the Company has no significant insurance risk.

  The Company issues certain variable annuity products with guaranteed minimum benefits that provide the policyholder a minimum return based on their initial deposit (i.e., the benefit base) less withdrawals. These guarantees are accounted for as insurance liabilities or as embedded derivatives depending on how and when the benefit is paid. Specifically, a guarantee is accounted for as an embedded derivative if a guarantee is paid without requiring (i) the occurrence of specific insurable event, or (ii) the policyholder to annuitize. Alternatively, a guarantee is accounted for as an insurance liability if the guarantee is paid only upon either (i) the occurrence of a specific insurable event, or (ii) annuitization. In certain cases, a guarantee may have elements of both an insurance liability and an embedded derivative and in such cases the guarantee is split and accounted for under both models.

  Guarantees accounted for as insurance liabilities in future policy benefits include guaranteed minimum death benefits ("GMDBs"), the portion of guaranteed minimum income benefits ("GMIBs") that require annuitization, and the life-contingent portion of guaranteed minimum withdrawal benefits ("GMWBs").

  Guarantees accounted for as embedded derivatives in PABs include the non life-contingent portion of GMWBs, guaranteed minimum accumulation benefits ("GMABs") and the portion of GMIBs that do not require annuitization. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

  Other Policy-Related Balances

  Other policy-related balances include policy and contract claims, unearned revenue liabilities, premiums received in advance, and policyholder dividends due and unpaid.

  The liability for policy and contract claims generally relates to incurred but not reported death claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from analyses of historical patterns of claims by business line. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)


  The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits, similar to DAC as discussed further herein. Such amortization is recorded in universal life and investment-type product policy fees.

  The Company accounts for the prepayment of premiums on its individual life contracts as premium received in advance and applies the cash received to premiums when due.

  Recognition of Insurance Revenues and Deposits

  Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided to recognize profits over the estimated lives of the insurance policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into earnings in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

  Deposits related to universal life-type and investment-type products are credited to PABs. Revenues from such contracts consist of fees for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to earnings include interest credited and benefit claims incurred in excess of related PABs.

  Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

 Deferred Policy Acquisition Costs and Other Policy-Related Intangibles

  The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as DAC. Such costs include:

  .   incremental direct costs of contract acquisition, such as commissions;
  . the portion of an employee's total compensation and benefits related to time spent selling, underwriting or processing the issuance of new and renewal insurance business only with respect to actual policies acquired or renewed; and
  . other essential direct costs that would not have been incurred had a policy not been acquired or renewed.

  All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred.

  DAC is amortized as follows:

---------------------------------------------------------------------------------------------------------------------------------
  Products:                                                               In proportion to the following over estimated lives of
                                                                          the contracts:
---------------------------------------------------------------------------------------------------------------------------------
 .  Non-participating and non-dividend-paying traditional contracts       Historic actual and expected future gross premiums.
    (primarily term insurance)
---------------------------------------------------------------------------------------------------------------------------------
 .  Participating, dividend-paying traditional contracts                  Actual and expected future gross margins.
---------------------------------------------------------------------------------------------------------------------------------
 .  Fixed and variable universal life contracts                           Actual and expected future gross profits.
 .  Fixed and variable deferred annuity contracts
---------------------------------------------------------------------------------------------------------------------------------

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)


  See Note 3 for additional information on DAC amortization.

  The recovery of DAC is dependent upon the future profitability of the related business.

  The Company generally has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in policyholder benefits and claims. Each year, or more frequently if circumstances indicate a potential recoverability issue exists, the Company reviews deferred sales inducements to determine the recoverability of the asset.

  Value of distribution agreements acquired ("VODA") is reported in other assets and represents the present value of expected future profits associated with the expected future business derived from the distribution agreements. The VODA associated with past business combinations contributed to the Company by MetLife is amortized over useful lives ranging from 10 to 30 years and such amortization is included in other expenses. Each year, or more frequently if circumstances indicate a possible impairment exists, the Company reviews VODA to determine whether the asset is impaired.

 Reinsurance

  For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

  For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

  Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the consolidated balance sheet.

  Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the consolidated balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)


  The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments and, as a result, records funds withheld liability within other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.

  Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues. With respect to GMIBs, a portion of the directly written GMIBs are accounted for as insurance liabilities, but the associated reinsurance agreements contain embedded derivatives. These embedded derivatives are included in premiums, reinsurance and other receivables with changes in estimated fair value reported in net derivative gains (losses).

  If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

 Investments

 Net Investment Income

  Income on investments is reported within net investment income, unless otherwise stated herein.

 Fixed Maturity and Equity Securities

  The majority of the Company's fixed maturity and equity securities are classified as available-for-sale ("AFS") and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss) ("OCI"), net of policyholder-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales are determined on a specific identification basis.

  Interest income on fixed maturity securities is recognized when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Prepayment fees are recognized when earned. Dividends on equity securities are recognized when declared.

  The Company periodically evaluates fixed maturity and equity securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value and an analysis of the gross unrealized losses by severity and/or age. The analysis of gross unrealized losses is described further in Note 5 "-- Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities."

  For fixed maturity securities in an unrealized loss position, an other-than-temporary impairment ("OTTI") is recognized in earnings when it is anticipated that the amortized cost will not be recovered. When either: (i) the Company has the intent to sell the security; or (ii) it is more likely than not that the Company will be required

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

to sell the security before recovery, the OTTI recognized in earnings is the entire difference between the security's amortized cost and estimated fair value. If neither of these conditions exist, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than-credit factors ("noncredit loss") is recorded in OCI. Adjustments are not made for subsequent recoveries in value.

  With respect to equity securities, the Company considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its estimated fair value to an amount equal to or greater than cost. If a sale decision is made for an equity security and recovery to an amount at least equal to cost prior to the sale is not expected, the security will be deemed to be other-than-temporarily impaired in the period that the sale decision was made and an OTTI loss will be recorded in earnings. The OTTI loss recognized is the entire difference between the security's cost and its estimated fair value with a corresponding charge to earnings.

 Mortgage Loans

  The Company disaggregates its mortgage loan investments into two portfolio segments: commercial and agricultural. The accounting and valuation allowance policies that are applicable to all portfolio segments are presented below and policies related to each of the portfolio segments are included in Note 5.

  Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and are net of valuation allowances. Interest income and prepayment fees are recognized when earned. Interest is accrued on the principal amount of the loan based on the loan's contractual interest rate, while amortization of premiums and discounts is recognized using the effective yield method. Gains and losses from sales of loans and increases or decreases to valuation allowances are recorded in net investment gains (losses).

 Policy Loans

  Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal or interest on the loan is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

 Real Estate

  Real estate held-for-investment is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income associated with such real estate is recognized on a straight-line basis over the term of the respective leases. The Company periodically reviews its real estate held-for-investment for impairment and tests for recoverability whenever events or changes in circumstances indicate the carrying value may not be recoverable and exceeds its estimated fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, which is generally computed using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)


  Real estate for which the Company commits to a plan to sell within one year and actively markets in its current condition for a reasonable price in comparison to its estimated fair value is classified as held for sale. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs and is not depreciated.

  Real estate acquired upon foreclosure is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

 Real Estate Joint Ventures and Other Limited Partnership Interests

  The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has more than a minor ownership interest or more than a minor influence over the joint venture's or partnership's operations, but does not have a controlling financial interest. Equity method investment income is recognized as earned by the investee. The Company records its share of earnings using a three-month lag methodology for instances where the timely financial information is not available and the contractual agreements provide for the delivery of the investees' financial information after the end of the Company's reporting period.

  The Company uses the cost method of accounting for investments in which it has virtually no influence over the joint venture's or the partnership's operations. Based on the nature and structure of these investments, they do not meet the characteristics of an equity security in accordance with applicable accounting standards. The Company recognizes distributions on cost method investments as earned or received.

  In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates these investments for impairments. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. The Company considers its cost method investments for OTTI when the carrying value of such investments exceeds the net asset value ("NAV"). The Company takes into consideration the severity and duration of this excess when determining whether the cost method investment is other-than-temporarily impaired. When an OTTI has occurred, the impairment loss is recorded within net investment gains (losses).

 Short-term Investments

  Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value. Short-term investments also include investments in affiliated money market pools.

 Other Invested Assets

  Other invested assets consist principally of the following:

..  Freestanding derivatives with positive estimated fair values are described in "-- Derivatives" below.
..  Loans to affiliates are stated at unpaid principal balance, adjusted for any unamortized premium or discount.
.. Leveraged leases are recorded net of non-recourse debt. The Company recognizes income on the leveraged leases by applying the leveraged lease's estimated rate of return to the net investment in the lease. The Company regularly reviews residual values and impairs them to expected values.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

.. Tax credit partnerships derive their primary source of investment return in the form of income tax credits. Where tax credits are guaranteed by a creditworthy third party, the investment is accounted for under the effective yield method. Otherwise, the investment is accounted for under the equity method.

 Securities Lending Program

  Securities lending transactions, whereby blocks of securities, which are included in fixed maturity securities, equity securities, and short-term investments, are loaned to third parties, primarily brokerage firms and commercial banks, and are treated as financing arrangements and the associated liability is recorded at the amount of cash received. The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned, and maintains it at a level greater than or equal to 100% for the duration of the loan. The Company is liable to return to the counterparties the cash collateral received. Security collateral on deposit from counterparties in connection with the securities lending transactions may not be sold or repledged, unless the counterparty is in default, and is not reflected in the consolidated financial statements. The Company monitors the estimated fair value of the securities loaned on a daily basis with additional collateral obtained as necessary. Income and expenses associated with securities lending transactions are reported as investment income and investment expense, respectively, within net investment income.

Derivatives

 Freestanding Derivatives

  Freestanding derivatives are carried in the Company's consolidated balance sheets either as assets within other invested assets or as liabilities within other liabilities at estimated fair value. The Company does not offset the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

  Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivatives carrying value in other invested assets or other liabilities.

  If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in net derivative gains (losses) except as follows:

--------------------------------------------------------------------------------------------
 Statement of Operations Presentation:     Derivative:
--------------------------------------------------------------------------------------------
 Net investment income                   .  Economic hedges of equity method investments
                                            in joint ventures
--------------------------------------------------------------------------------------------

 Hedge Accounting

  To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. Hedge designation and financial statement presentation of changes in estimated fair value of the hedging derivatives are as follows:

    . Fair value hedge (a hedge of the estimated fair value of a recognized asset or liability) - in net derivative gains (losses), consistent with the change in fair value of the hedged item attributable to the designated risk being hedged.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

    . Cash flow hedge (a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability) - effectiveness in OCI (deferred gains or losses on the derivative are reclassified into the consolidated statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item); ineffectiveness in net derivative gains (losses).

  The change in estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of operations within interest income or interest expense to match the location of the hedged item.

  In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method that will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

  The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

  When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in OCI related to discontinued cash flow hedges are released into the consolidated statements of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

  When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in OCI pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in net derivative gains (losses).

  In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value in the consolidated balance sheets, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)


  Embedded Derivatives

  The Company sells variable annuities and purchases certain investments that contain embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. The embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative if:

..  the combined instrument is not accounted for in its entirety at fair value with changes in fair value recorded in earnings;
..  the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract; and .. a separate instrument with the same terms as the embedded derivative would qualify as a derivative instrument.

  Such embedded derivatives are carried in the consolidated balance sheets at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

 Fair Value

  Certain assets and liabilities are measured at estimated fair value in the Company's consolidated balance sheets. In addition, the notes to these consolidated financial statements include further disclosures of estimated fair values. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

  Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinative, unobservable inputs and/or adjustments to observable inputs requiring management judgment are used to determine the fair value of assets and liabilities.

 Income Tax

  The Company was excluded from MetLife's life/non-life consolidated federal tax return since it became a subsidiary of MICC in 2006. In 2011, the Company together with MICC and its subsidiaries were able to join the MetLife life/non-life consolidated federal tax return and became a party to the MetLife tax sharing agreement. Prior to 2011, the Company filed a consolidated tax return with MICC.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)


  The Company's accounting for income taxes represents management's best estimate of various events and transactions.

  Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

  The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Factors in management's determination include the performance of the business and its ability to generate capital gains. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

  . future taxable income exclusive of reversing temporary differences and carryforwards;
  .  future reversals of existing taxable temporary differences;
  . taxable income in prior carryback years; and . tax planning strategies.

  The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the consolidated financial statements in the year these changes occur.

  The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

  The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

Litigation Contingencies

  The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Legal costs are recognized in other expenses as incurred. On an annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)


Other Accounting Policies

 Cash and Cash Equivalents

  The Company considers all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at amortized cost, which approximates estimated fair value.

 Computer Software

  Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $109 million and $84 million at December 31, 2012 and 2011, respectively. Accumulated amortization of capitalized software was $32 million and $35 million at December 31, 2012 and 2011, respectively. Related amortization expense was $2 million, $12 million and $16 million for the years ended December 31, 2012, 2011 and 2010, respectively.

 Other Revenues

  Other revenues include fees on reinsurance financing agreements and advisory fees. Such fees are recognized in the period in which services are performed.

 Foreign Currency

  The results of foreign investments in other limited partnership interests are recorded based on the functional currency of each investment. Net assets of the foreign investments are translated from the functional currency to U.S. dollars at the exchange rates in effect at each year-end and the proportionate shares of net income from the foreign investments are translated at the average exchange rates during the year. The resulting translation adjustments are charged or credited directly to OCI, net of applicable taxes. Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses) in the period in which they occur.

Adoption of New Accounting Pronouncements

  On January 1, 2012, the Company adopted new guidance regarding accounting for DAC, which was retrospectively applied. The guidance specifies that only costs related directly to successful acquisition of new or renewal contracts can be capitalized as DAC; all other acquisition-related costs must be expensed as incurred. As a result, certain sales manager compensation and administrative costs previously capitalized by the Company will no longer be deferred.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)


  The following table presents the effects of the retrospective application of the adoption of such new accounting guidance to the Company's previously reported consolidated balance sheets:

                                                    As Previously Reported        Adjustment              As Adjusted
                                                   ------------------------ -----------------------  ---------------------
                                                      December 31, 2011        December 31, 2011       December 31, 2011
                                                   ------------------------ -----------------------  ---------------------
                                                                                (In millions)
Assets
 Deferred policy acquisition costs................ $                  3,542 $                  (634) $               2,908
Liabilities
 Deferred income tax liability.................... $                  1,140 $                  (222) $                 918
Equity
 Retained earnings................................ $                  1,604 $                  (415) $               1,189
 Accumulated other comprehensive income (loss).... $                    689 $                     3  $                 692
 Total stockholder's equity....................... $                  4,815 $                  (412) $               4,403

  The following table presents the effects of the retrospective application of the adoption of such new accounting guidance to the Company's previously reported consolidated statements of operations:

                                                    As Previously Reported         Adjustment               As Adjusted
                                                   ------------------------ ------------------------  -----------------------
                                                   Years Ended December 31, Years Ended December 31,  Years Ended December 31,
                                                   ------------------------ ------------------------  -----------------------
                                                       2011        2010        2011         2010         2011         2010
                                                   ------------ ----------- ----------  ------------  -----------  -----------
                                                                                 (In millions)
Expenses
 Other expenses................................... $      1,582 $     1,024 $       13  $         55  $     1,595  $     1,079
 Income (loss) before provision for income tax.... $        744 $       377 $      (13) $        (55) $       731  $       322
 Provision for income tax expense (benefit)....... $        203 $        85 $       (5) $        (19) $       198  $        66
 Net income (loss)................................ $        541 $       292 $       (8) $        (36) $       533  $       256

  The following table presents the effects of the retrospective application of the adoption of such new accounting guidance to the Company's previously reported consolidated statements of cash flows:

                                                     As Previously Reported          Adjustment
                                                    ------------------------  ------------------------
                                                    Years Ended December 31,  Years Ended December 31,
                                                    ------------------------  ------------------------
                                                       2011         2010          2011         2010
                                                    ----------  ------------  -----------  -----------
                                                                                    (In millions)
Cash flows from operating activities
  Net income (loss)................................ $      541  $        292  $        (8) $       (36)
  Change in deferred policy acquisition costs, net. $     (578) $       (457) $        12  $        55
  Change in income tax............................. $      188  $         61  $        (4) $       (19)

                                                           As Adjusted
                                                    -------------------------
                                                     Years Ended December 31,
                                                    -------------------------
                                                        2011          2010
                                                    ------------  -----------

Cash flows from operating activities
  Net income (loss)................................ $        533  $       256
  Change in deferred policy acquisition costs, net. $       (566) $      (402)
  Change in income tax............................. $        184  $        42

  On January 1, 2012, the Company adopted new guidance regarding comprehensive income, which was retrospectively applied, that provides companies with the option to present the total of comprehensive income, components of net income, and the components of OCI either in a single continuous statement of comprehensive income or in two separate but consecutive statements in annual financial statements. The standard eliminates the option to present components of OCI as part of the statement of changes in stockholder's equity. The Company adopted the two-statement approach for annual financial statements.

  Effective January 1, 2012, the Company adopted new guidance regarding fair value measurements that establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards ("IFRS"). Some of the amendments clarify the Financial Accounting Standards Board's ("FASB") intent on the application of existing fair

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The adoption did not have a material impact on the Company's consolidated financial statements other than the expanded disclosures in Note 7.

  Effective January 1, 2010, the Company adopted guidance related to financial instrument transfers and consolidation of variable interest entities ("VIEs"). The financial instrument transfer guidance eliminates the concept of a qualified special purpose entity, eliminates the guaranteed mortgage securitization exception, changes the criteria for achieving sale accounting when transferring a financial asset and changes the initial recognition of retained beneficial interests. The revised consolidation guidance changed the definition of the primary beneficiary, as well as the method of determining whether an entity is a primary beneficiary of a VIE from a quantitative model to a qualitative model. Under the qualitative VIE consolidation model, the entity that has both the ability to direct the most significant activities of the VIE and the obligation to absorb losses or receive benefits that could potentially be significant to the VIE is considered to be the primary beneficiary. The guidance requires a continuous reassessment, as well as enhanced disclosures, including the effects of a company's involvement with VIEs on its financial statements.

 Future Adoption of New Accounting Pronouncements

  In February 2013, the FASB issued new guidance regarding liabilities (Accounting Standards Update ("ASU") 2013-04, Liabilities (Topic 405):
Obligations Resulting from Joint and Several Liability Arrangements for Which the Total Amount of the Obligation Is Fixed at the Reporting Date), effective retrospectively for fiscal years beginning after December 15, 2013 and interim periods within those years. The amendments require an entity to measure obligations resulting from joint and several liability arrangements for which the total amount of the obligation within the scope of the guidance is fixed at the reporting date, as the sum of the amount the reporting entity agreed to pay on the basis of its arrangement among its co-obligors and any additional amount the reporting entity expects to pay on behalf of its co-obligors. In addition, the amendments require an entity to disclose the nature and amount of the obligation, as well as other information about the obligations. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

  In January 2013, the FASB issued new guidance regarding comprehensive income (ASU 2013-02, Comprehensive Income (Topic 220): Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income), effective prospectively for fiscal years beginning after December 15, 2012. The amendments require an entity to provide information about the amounts reclassified out of accumulated other comprehensive income ("AOCI") by component. In addition, an entity is required to present, either on the face of the statement where net income is presented or in the notes, significant amounts reclassified out of AOCI by the respective line items of net income but only if the amount reclassified is required under GAAP to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under GAAP to be reclassified in their entirety to net income, an entity is required to cross-reference to other disclosures required under GAAP that provide additional detail about those amounts. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

  In January 2013, the FASB issued new guidance regarding balance sheet offsetting disclosures (ASU 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities ("ASU 2013-01")), effective for fiscal years and interim periods within those years beginning on or after January 1, 2013. The amendments in ASU 2013-01 clarify that the scope of ASU 2011-11 (as defined below), applies to derivatives, including bifurcated embedded derivatives, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)


  In December 2011, the FASB issued new guidance regarding balance sheet offsetting disclosures (ASU 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11")), effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance will be applied retrospectively for all comparative periods presented. The guidance requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effects of those arrangements on its financial position. Entities are required to disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. The objective of the guidance is to facilitate comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of IFRS. The Company is currently evaluating the impact of this guidance on its consolidated financial statements and related disclosures.

2. Insurance

Insurance Liabilities

  Future policy benefits are measured as follows:

----------------------------------------------------------------------------------------------------------------
 Product Type:                 Measurement Assumptions:
----------------------------------------------------------------------------------------------------------------
 Participating life            Aggregate of net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate of 4%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts).
----------------------------------------------------------------------------------------------------------------
 Non-participating life        Aggregate of the present value of expected future benefit payments and related expenses less the present value of expected future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rate assumptions for the aggregate future policy benefit liabilities range from 3% to 7%.
----------------------------------------------------------------------------------------------------------------
 Traditional fixed annuities   Present value of expected future payments. Interest rate assumptions used in
 after annuitization           establishing such liabilities range from 4% to 8%.
----------------------------------------------------------------------------------------------------------------

  Participating business represented 2% and 1% of the Company's life insurance in-force at December 31, 2012 and 2011, respectively. Participating policies represented 27% and 12% of gross life insurance premiums for the years ended December 31, 2012 and 2011, respectively. Such policies are 90% reinsured.

  PABs are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; and (ii) credited interest, ranging from 1% to 8%, less expenses, mortality charges and withdrawals.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)


Guarantees

  The Company issues variable annuity products with guaranteed minimum benefits. The non-life contingent portion of GMWBs and the portion of certain GMIBs that does not require annuitization are accounted for as embedded derivatives in PABs and are further discussed in Note 6. Guarantees accounted for as insurance liabilities include:

 Guarantee:                                                   Measurement Assumptions:
---------------------------------------------------------------------------------------------------------------
 GMDBs   .  A return of purchase payment upon death even    .  Present value of expected death benefits in
            if the account value is reduced to zero.           excess of the projected account balance
                                                               recognizing the excess ratably over the
                                                               accumulation period based on the present value
                                                               of total expected assessments.

         .  An enhanced death benefit may be available for  .  Assumptions are consistent with those used for
            an additional fee.                                 amortizing DAC, and are thus subject to the
                                                               same variability and risk.

                                                            .  Investment performance and volatility
                                                               assumptions are consistent with the historical
                                                               experience of the appropriate underlying
                                                               equity index, such as the S&P 500 Index.

                                                            .  Benefit assumptions are based on the average
                                                               benefits payable over a range of scenarios.
---------------------------------------------------------------------------------------------------------------
 GMIBs   .  After a specified period of time determined at  .  Present value of expected income benefits in
            the time of issuance of the variable annuity       excess of the projected account balance at any
            contract, a minimum accumulation of purchase       future date of annuitization and recognizing
            payments, even if the account value is reduced     the excess ratably over the accumulation
            to zero, that can be annuitized to receive a       period based on present value of total
            monthly income stream that is not less than a      expected assessments.
            specified amount.

         .  Certain contracts also provide for a            .  Assumptions are consistent with those used for
            guaranteed lump sum return of purchase premium     estimating GMDBs liabilities.
            in lieu of the annuitization benefit.

                                                            .  Calculation incorporates an assumption for the
                                                               percentage of the potential annuitizations
                                                               that may be elected by the contractholder.
---------------------------------------------------------------------------------------------------------------
 GMWBs   .  A return of purchase payment via partial        .  Expected value of the life contingent payments
            withdrawals, even if the account value is          and expected assessments using assumptions
            reduced to zero, provided that cumulative          consistent with those used for estimating the
            withdrawals in a contract year do not exceed a     GMDBs liabilities.
            certain limit.

         .  Certain contracts include guaranteed
            withdrawals that are life contingent.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

  Information regarding the liabilities for guarantees (excluding base policy liabilities and embedded derivatives) relating to annuity and universal and variable life contracts was as follows:

                                                            Universal and
                                                           Variable Life
                                        Annuity Contracts    Contracts
                                    --------------------  ---------------
                                                             Secondary
                                       GMDBs       GMIBs    Guarantees         Total
                                    ---------   --------- --------------- -----------
                                                      (In millions)
Direct
Balance at January 1, 2010.........  $     55    $    215     $    224     $      494
Incurred guaranteed benefits.......        23          66          246            335
Paid guaranteed benefits...........        (5)         --           --             (5)
                                    ---------   ---------    ---------    -----------
Balance at December 31, 2010.......        73         281          470            824
Incurred guaranteed benefits.......        77         128          139            344
Paid guaranteed benefits...........       (18)         --           --            (18)
                                    ---------   ---------    ---------    -----------
Balance at December 31, 2011.......       132         409          609          1,150
Incurred guaranteed benefits.......       102         404          269            775
Paid guaranteed benefits...........       (21)         --           --            (21)
                                    ---------   ---------    ---------    -----------
Balance at December 31, 2012.......  $    213    $    813     $    878     $    1,904
                                    =========   =========    =========    ===========

Ceded
Balance at January 1, 2010.........  $     55    $     74     $    142     $      271
Incurred guaranteed benefits.......        23          23          192            238
Paid guaranteed benefits...........        (5)         --           --             (5)
                                    ---------   ---------    ---------    -----------
Balance at December 31, 2010.......        73          97          334            504
Incurred guaranteed benefits.......        77          44          123            244
Paid guaranteed benefits...........       (18)         --           --            (18)
                                    ---------   ---------    ---------    -----------
Balance at December 31, 2011.......       132         141          457            730
Incurred guaranteed benefits.......       102         140          224            466
Paid guaranteed benefits...........       (21)         --           --            (21)
                                    ---------   ---------    ---------    -----------
Balance at December 31, 2012.......  $    213    $    281     $    681     $    1,175
                                    =========   =========    =========    ===========

Net
Balance at January 1, 2010.........  $     --    $    141     $     82     $      223
Incurred guaranteed benefits.......        --          43           54             97
Paid guaranteed benefits...........        --          --           --             --
                                    ---------   ---------    ---------    -----------
Balance at December 31, 2010.......        --         184          136            320
Incurred guaranteed benefits.......        --          84           16            100
Paid guaranteed benefits...........        --          --           --             --
                                    ---------   ---------    ---------    -----------
Balance at December 31, 2011.......        --         268          152            420
Incurred guaranteed benefits.......        --         264           45            309
Paid guaranteed benefits...........        --          --           --             --
                                    ---------   ---------    ---------    -----------
Balance at December 31, 2012.......  $     --    $    532     $    197     $      729
                                    =========   =========    =========    ===========

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)


  Account balances of contracts with insurance guarantees were invested in separate account asset classes as follows at:

                                                                                                         December 31,
                                                                                                     ---------------------
                                                                                                        2012       2011
                                                                                                     ---------- ----------
                                                                                                         (In millions)
Fund Groupings:
Balanced............................................................................................  $  35,569  $  26,785
Equity..............................................................................................     28,736     24,325
Bond................................................................................................      3,749      2,983
Specialty...........................................................................................        821        727
Money Market........................................................................................        527        587
                                                                                                     ---------- ----------
  Total.............................................................................................  $  69,402  $  55,407
                                                                                                     ========== ==========

  Based on the type of guarantee, the Company defines net amount at risk ("NAR") as listed below.

 Variable Annuity Guarantees

  In the Event of Death

  Defined as the guaranteed minimum death benefit less the total contract account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date.

  At Annuitization

  Defined as the amount (if any) that would be required to be added to the total contract account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. This amount represents the Company's potential economic exposure to such guarantees in the event all contractholders were to annuitize on the balance sheet date, even though the contracts contain terms that only allow annuitization of the guaranteed amount after the 10th anniversary of the contract, which not all contractholders have achieved.

 Universal and Variable Life Contracts

  Defined as the guarantee amount less the account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date.

  The amounts in the table below include direct business, but exclude offsets from hedging or reinsurance, if any. See Note 4 for a discussion of certain living and death benefit guarantees which have been reinsured. Therefore, the NARs presented below reflect the economic exposures of living and death benefit guarantees associated with variable annuities, but not necessarily their impact on the Company.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)


  Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts was as follows at:

                                                              December 31,
                                    --------------------------------------------------------------
                                                  2012                             2011
                                    -----------------------------    -----------------------------
                                        In the            At             In the            At
                                     Event of Death  Annuitization    Event of Death  Annuitization
                                    --------------- --------------   --------------- --------------
                                                              (In millions)
Annuity Contracts (1)
Variable Annuity Guarantees
Total contract account value.......  $      74,156   $     51,411     $      60,719   $     41,713
Separate account value.............  $      71,446   $     49,778     $      57,305   $     39,454
Net amount at risk.................  $       1,976   $      2,316(2)  $       3,783   $      1,444(2)
Average attained age of
  contractholders..................       64 years       63 years          64 years       62 years

                                                           December 31,
                                                    ---------------------------
                                                          2012          2011
                                                    ------------- -------------
                                                       Secondary Guarantees
                                                    ---------------------------
                                                           (In millions)
 Universal and Variable Life Contracts (1)
 Account value (general and separate account)...... $       3,659 $       3,019
 Net amount at risk................................ $      65,938 $      58,776
 Average attained age of policyholders.............      56 years      55 years

--------

(1)The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

(2)The Company had previously disclosed the NAR based on the excess of the benefit base over the contractholder's total contract account value on the balance sheet date. Such amounts were $5.3 billion and $6.6 billion at December 31, 2012 and 2011, respectively. The Company has provided, in the table above, the NAR as defined above. The Company believes that this definition is more representative of the potential economic exposures of these guarantees as the contractholders do not have access to this difference other than through annuitization.

Obligations Under Funding Agreements

  During 2012, MLI-USA became a member of the Federal Home Loan Bank ("FHLB") of Pittsburgh. Information related to this membership at December 31, 2012 is as follows:

                                                    Holdings of
                                                       FHLB
                                                    Common Stock   Liability    Collateral
                                                   ------------- ----------- --------------
                                                                (In millions)
FHLB of Pittsburgh................................  $        11   $      --  $      595 (1)

--------

(1)Advances, if any, are collateralized by mortgage-backed securities. The amount of collateral presented is at estimated fair value.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)


Separate Accounts

  Separate account assets and liabilities primarily include pass-through separate accounts totaling $70.7 billion and $56.6 billion at December 31, 2012 and 2011, respectively, for which the policyholder assumes all investment risk.

  For the years ended December 31, 2012, 2011 and 2010, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

3.  Deferred Policy Acquisition Costs and Other Policy-Related Intangibles

  See Note 1 for a description of capitalized acquisition costs.

  Non-Participating and Non-Dividend-Paying Traditional Contracts

  The Company amortizes DAC related to these contracts (primarily term insurance) over the appropriate premium paying period in proportion to the actual historic and expected future gross premiums that were set at contract issue. The expected premiums are based upon the premium requirement of each policy and assumptions for mortality, persistency and investment returns at policy issuance, or policy acquisition, include provisions for adverse deviation, and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

  Participating, Dividend Paying Traditional Contracts

  The Company amortizes DAC related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes, as well as policyholder dividend scales are reasonably likely to impact significantly the rate of DAC amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC balances.

  Fixed and Variable Universal Life Contracts and Fixed and Variable Deferred Annuity Contracts

  The Company amortizes DAC related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to impact significantly the rate of DAC amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC balances.

  Factors Impacting Amortization

  Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period, which can result in significant fluctuations in amortization of DAC. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

  The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These assumptions primarily relate to investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

  Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)


  Amortization of DAC is attributed to both investment gains and losses and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC that would have been amortized if such gains and losses had been recognized.

  Information regarding DAC was as follows:

                                                          Years Ended December 31,
                                                   -------------------------------------
                                                         2012         2011         2010
                                                   -----------  -----------  -----------
                                                               (In millions)
DAC
Balance at January 1,.............................  $    2,908   $    2,343   $    1,982
Capitalizations...................................         805        1,247          769
Amortization related to:
  Net investment gains (losses)...................        (394)        (274)         (51)
  Other expenses..................................        (379)        (407)        (316)
                                                   -----------  -----------  -----------
   Total amortization.............................        (773)        (681)        (367)
                                                   -----------  -----------  -----------
Unrealized investment gains (losses)..............           5           (1)         (41)
                                                   -----------  -----------  -----------
Balance at December 31,...........................  $    2,945   $    2,908   $    2,343
                                                   ===========  ===========  ===========

  See Note 1 for information on the retrospective application of the adoption of new accounting guidance related to DAC.

  Information regarding other policy-related intangibles was as follows:

                                                            Years Ended December 31,
                                                        -------------------------------
                                                             2012       2011       2010
                                                        ---------  ---------  ---------
                                                                 (In millions)
Deferred Sales Inducements
Balance at January 1,..................................  $    503   $    497   $    450
Capitalization.........................................        20         79         98
Amortization...........................................       (49)       (73)       (51)
                                                        ---------  ---------  ---------
Balance at December 31,................................  $    474   $    503   $    497
                                                        =========  =========  =========

VODA
Balance at January 1,..................................  $    140   $    148   $    155
Amortization...........................................       (10)        (8)        (7)
                                                        ---------  ---------  ---------
Balance at December 31,................................  $    130   $    140   $    148
                                                        =========  =========  =========
Accumulated amortization...............................  $     37   $     27   $     19
                                                        =========  =========  =========

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)


  The estimated future amortization expense to be reported in other expenses for the next five years is as follows:

                                                                                   VODA
                                                                            -------------
                                                                            (In millions)
2013....................................................................... $          11
2014....................................................................... $          12
2015....................................................................... $          12
2016....................................................................... $          12
2017....................................................................... $          11

4. Reinsurance

  The Company enters into reinsurance agreements primarily as a purchaser for reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by an affiliate. The Company participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth.

  Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in Note 5.

  The Company currently reinsures 100% of the living and death benefit guarantees issued in connection with its variable annuities to affiliated reinsurers. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders and receives reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations. The Company also reinsures 90% of its fixed annuities to an affiliated reinsurer. The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

  For its individual life insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. The Company currently reinsures 100% of the mortality risk in excess of $100,000 per life for most new policies and reinsures up to 100% of the mortality risk for certain other policies. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time. The Company also reinsures the risk associated with secondary death benefit guarantees on certain universal life insurance policies to affiliates.

  The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

  The Company reinsures its business through a diversified group of well-capitalized, highly rated reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts and funds withheld accounts. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2012 and 2011, were not significant.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts and funds withheld accounts. The Company had $386 million and $283 million of unsecured unaffiliated reinsurance recoverable balances at December 31, 2012 and 2011, respectively.

  At December 31, 2012, the Company had $541 million of net unaffiliated ceded reinsurance recoverables. Of this total, $478 million, or 88%, were with the Company's five largest unaffiliated ceded reinsurers, including $323 million of net unaffiliated ceded reinsurance recoverables which were unsecured. At December 31, 2011, the Company had $427 million of net unaffiliated ceded reinsurance recoverables. Of this total, $377 million, or 88%, were with the Company's five largest unaffiliated ceded reinsurers, including $233 million of net unaffiliated ceded reinsurance recoverables which were unsecured.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)


  The amounts in the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

                                                       Years Ended December 31,
                                                   --------------------------------
                                                      2012       2011       2010
                                                   ---------- ---------- ----------
                                                            (In millions)
Premiums:
Direct premiums................................... $      941 $      961 $      562
Reinsurance assumed...............................         11          7         13
Reinsurance ceded.................................      (524)      (321)      (218)
                                                   ---------- ---------- ----------
  Net premiums.................................... $      428 $      647 $      357
                                                   ========== ========== ==========
Universal life and investment-type product policy
  fees:
Direct universal life and investment-type product
  policy fees..................................... $    2,167 $    1,694 $    1,224
Reinsurance assumed...............................         83         90        120
Reinsurance ceded.................................      (665)      (496)      (353)
                                                   ---------- ---------- ----------
  Net universal life and investment-type product
   policy fees.................................... $    1,585 $    1,288 $      991
                                                   ========== ========== ==========
Other revenues:
Direct other revenues............................. $      137 $       99 $       63
Reinsurance assumed...............................         --         --         --
Reinsurance ceded.................................        190        215        239
                                                   ---------- ---------- ----------
  Net other revenues.............................. $      327 $      314 $      302
                                                   ========== ========== ==========
Policyholder benefits and claims:
Direct policyholder benefits and claims........... $    1,805 $    1,363 $      944
Reinsurance assumed...............................         19         15         29
Reinsurance ceded.................................    (1,016)      (599)      (487)
                                                   ---------- ---------- ----------
  Net policyholder benefits and claims............ $      808 $      779 $      486
                                                   ========== ========== ==========
Interest credited to policyholder account
  balances:
Direct interest credited to policyholder account
  balances........................................ $      454 $      436 $      404
Reinsurance assumed...............................         71         68         64
Reinsurance ceded.................................      (104)       (80)       (55)
                                                   ---------- ---------- ----------
  Net interest credited to policyholder account
   balances....................................... $      421 $      424 $      413
                                                   ========== ========== ==========
Other expenses:
Direct other expenses............................. $    1,671 $    1,402 $      893
Reinsurance assumed...............................         33         48         93
Reinsurance ceded.................................         99        145         93
                                                   ---------- ---------- ----------
  Net other expenses.............................. $    1,803 $    1,595 $    1,079
                                                   ========== ========== ==========

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)


  The amounts in the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

                                                                              December 31,
                                                   -------------------------------------------------------------------
                                                                 2012                              2011
                                                   --------------------------------- ---------------------------------
                                                                             Total                             Total
                                                                            Balance                           Balance
                                                   Direct  Assumed  Ceded    Sheet   Direct  Assumed  Ceded    Sheet
                                                   ------- ------- -------- -------- ------- ------- -------- --------

                                                                              (In millions)

Assets:
Premiums, reinsurance and other receivables....... $   338 $    35 $ 14,373 $ 14,746 $   374 $    34 $ 12,271 $ 12,679
Deferred policy acquisition costs.................   3,468     121    (644)    2,945   3,359     135    (586)    2,908
                                                   ------- ------- -------- -------- ------- ------- -------- --------
 Total assets..................................... $ 3,806 $   156 $ 13,729 $ 17,691 $ 3,733 $   169 $ 11,685 $ 15,587
                                                   ======= ======= ======== ======== ======= ======= ======== ========
Liabilities:
Other policy-related balances..................... $   164 $ 1,588 $    855 $  2,607 $   181 $ 1,510 $    758 $  2,449
Other liabilities.................................     282      10    5,097    5,389     211      10    4,093    4,314
                                                   ------- ------- -------- -------- ------- ------- -------- --------
 Total liabilities................................ $   446 $ 1,598 $  5,952 $  7,996 $   392 $ 1,520 $  4,851 $  6,763
                                                   ======= ======= ======== ======== ======= ======= ======== ========

  Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were $4.2 billion at both December 31, 2012 and 2011. There were no deposit liabilities on reinsurance at both December 31, 2012 and 2011.

 Related Party Reinsurance Transactions

  The Company has reinsurance agreements with certain MetLife subsidiaries, including Metropolitan Life Insurance Company ("MLIC"), Exeter Reassurance Company, Ltd. ("Exeter"), General American Life Insurance Company, MICC, MetLife Reinsurance Company of Vermont and MetLife Reinsurance Company of Delaware ("MRD"), all of which are related parties.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)


  Information regarding the significant effects of affiliated reinsurance included in the consolidated statements of operations was as follows:

                                                     Years Ended December 31,
                                                   ----------------------------
                                                     2012      2011      2010
                                                   --------  --------  --------
                                                           (In millions)
Premiums:
Reinsurance assumed............................... $     11  $      7  $     13
Reinsurance ceded.................................     (477)     (284)     (190)
                                                   --------  --------  --------
  Net premiums.................................... $   (466) $   (277) $   (177)
                                                   ========  ========  ========
Universal life and investment-type product policy
  fees:
Reinsurance assumed............................... $     83  $     90  $    120
Reinsurance ceded.................................     (555)     (416)     (279)
                                                   --------  --------  --------
  Net universal life and investment-type product
   policy fees.................................... $   (472) $   (326) $   (159)
                                                   ========  ========  ========
Other revenues:
Reinsurance assumed............................... $     --  $     --  $     --
Reinsurance ceded.................................      190       215       239
                                                   --------  --------  --------
  Net other revenues.............................. $    190  $    215  $    239
                                                   ========  ========  ========
Policyholder benefits and claims:
Reinsurance assumed............................... $     19  $     15  $     29
Reinsurance ceded.................................     (833)     (497)     (323)
                                                   --------  --------  --------
  Net policyholder benefits and claims............ $   (814) $   (482) $   (294)
                                                   ========  ========  ========
Interest credited to policyholder account
  balances:
Reinsurance assumed............................... $     71  $     68  $     64
Reinsurance ceded.................................     (104)      (80)      (55)
                                                   --------  --------  --------
  Net interest credited to policyholder account
   balances....................................... $    (33) $    (12) $      9
                                                   ========  ========  ========
Other expenses:
Reinsurance assumed............................... $     33  $     48  $     93
Reinsurance ceded.................................       98       144        93
                                                   --------  --------  --------
  Net other expenses.............................. $    131  $    192  $    186
                                                   ========  ========  ========

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)


  Information regarding the significant effects of affiliated reinsurance included in the consolidated balance sheets was as follows at:

                                                                 December 31,
                                                   ----------------------------------------
                                                           2012                 2011
                                                   -------------------  -------------------
                                                    Assumed    Ceded     Assumed    Ceded
                                                   --------- ---------  --------- ---------
                                                                 (In millions)
Assets:
Premiums, reinsurance and other receivables....... $      35 $  13,801  $      34 $  11,810
Deferred policy acquisition costs.................       121      (642)       134      (585)
                                                   --------- ---------  --------- ---------
  Total assets.................................... $     156 $  13,159  $     168 $  11,225
                                                   ========= =========  ========= =========
Liabilities:
Other policy-related balances..................... $   1,588 $     855  $   1,510 $     758
Other liabilities.................................        10     4,910         10     3,913
                                                   --------- ---------  --------- ---------
  Total liabilities............................... $   1,598 $   5,765  $   1,520 $   4,671
                                                   ========= =========  ========= =========

  Effective October 1, 2012, the Company entered into a reinsurance agreement to cede two blocks of business to MRD, on a 90% coinsurance with funds withheld basis. This agreement covers certain term and certain universal life policies issued in 2012 by the Company. This agreement transfers risk to MRD and, therefore, is accounted for as reinsurance. As a result of the agreement, affiliated reinsurance recoverables, included in premiums, reinsurance and other receivables, were $407 million, and the funds withheld liability and other reinsurance payables, included in other liabilities, were $438 million at December 31, 2012. Certain contractual features of this agreement qualify as embedded derivatives, which are separately accounted for at fair value on the Company's consolidated balance sheet. The embedded derivative related to the funds withheld associated with this reinsurance agreement is included within other liabilities and increased the funds withheld balance by $6 million at December 31, 2012. For the year ended December 31, 2012, the Company's consolidated statement of operations reflected a loss for this agreement of $37 million, which included a decrease in net derivative gains (losses) of $6 million related to the embedded derivative.

  The Company ceded risks to affiliates related to guaranteed minimum benefit guarantees written directly by the Company. These ceded reinsurance agreements contain embedded derivatives and changes in their fair value are included within net derivative gains (losses). The embedded derivatives associated with the cessions are included within premiums, reinsurance and other receivables and were assets of $3.9 billion and $3.0 billion at December 31, 2012 and 2011, respectively. Net derivative gains (losses) associated with the embedded derivatives were $439 million, $1.7 billion, and ($7) million for the years ended December 31, 2012, 2011 and 2010, respectively.

  The Company ceded two blocks of business to an affiliate on a 90% coinsurance with funds withheld basis. Certain contractual features of this agreement qualify as embedded derivatives, which are separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivative related to the funds withheld associated with this reinsurance agreement is included within other liabilities and increased the funds withheld balance by $546 million and $416 million at December 31, 2012 and 2011, respectively. Net derivative gains (losses) associated with the embedded derivatives were ($130) million, ($411) million and ($17) million for the years ended December 31, 2012, 2011 and 2010, respectively.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)


  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $6.1 billion and $4.6 billion of unsecured affiliated reinsurance recoverable balances at December 31, 2012 and 2011, respectively.

  Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on affiliated reinsurance were $4.0 billion and $4.1 billion, at December 31, 2012 and 2011, respectively. There were no deposit liabilities on affiliated reinsurance at both December 31, 2012 and 2011.

5. Investments

  See Note 7 for information about the fair value hierarchy for investments and the related valuation methodologies.

Investment Risks and Uncertainties

  Investments are exposed to the following primary sources of risk: credit, interest rate, liquidity, market valuation, currency and real estate risk. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

  The determination of valuation allowances and impairments is highly subjective and is based upon periodic evaluations and assessments of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

  The recognition of income on certain investments (e.g. structured securities, including mortgage-backed securities, asset-backed securities ("ABS") and certain structured investment transactions) is dependent upon certain factors such as prepayments and defaults, and changes in such factors could result in changes in amounts to be earned.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)


Fixed Maturity and Equity Securities AFS

 Fixed Maturity and Equity Securities AFS by Sector

  The following table presents the fixed maturity and equity securities AFS by sector. The unrealized loss amounts presented below include the noncredit loss component of OTTI losses. Redeemable preferred stock is reported within U.S. corporate and foreign corporate fixed maturity securities and non-redeemable preferred stock is reported within equity securities. Included within fixed maturity securities are structured securities including residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS") and ABS.

                                                December 31, 2012                               December 31, 2011
                                   --------------------------------------------   ---------------------------------------------
                                                 Gross Unrealized                               Gross Unrealized
                                    Cost or  ------------------------   Estimated  Cost or  ------------------------- Estimated
                                   Amortized         Temporary  OTTI      Fair    Amortized         Temporary  OTTI     Fair
                                     Cost     Gains   Losses   Losses     Value     Cost     Gains   Losses    Losses   Value
                                   --------- ------- --------- ------   --------- --------- ------- --------- ------- ---------
                                                                         (In millions)
Fixed Maturity Securities:
U.S. corporate....................  $ 4,130  $   585  $    7   $  --    $  4,708   $ 3,545  $   445  $   24    $  --  $  3,966
Foreign corporate.................    1,747      188       5      --       1,930     1,634      152      14       --     1,772
RMBS..............................    1,362      114       6       4       1,466     1,268       82      31        6     1,313
U.S. Treasury and agency..........    1,004      287      --      --       1,291     1,247      280      --       --     1,527
State and political subdivision...      766      160       2      --         924       675      110       4       --       781
CMBS..............................      494       34       1      --         527       539       30       2       --       567
ABS...............................      348       15       3      --         360       359       13       7       --       365
Foreign government................      136       45      --      --         181       138       29       1       --       166
                                    -------  -------  ------   -----    --------   -------  -------  ------    -----  --------
  Total fixed maturity securities.  $ 9,987  $ 1,428  $   24   $   4    $ 11,387   $ 9,405  $ 1,141  $   83    $   6  $ 10,457
                                    =======  =======  ======   =====    ========   =======  =======  ======    =====  ========
Equity Securities:
Non-redeemable preferred..........  $    22  $     1  $   --   $  --    $     23   $     1  $    --  $   --    $  --  $      1
Common............................       11       --      --      --          11         1       --      --       --         1
                                    -------  -------  ------   -----    --------   -------  -------  ------    -----  --------
  Total equity securities.........  $    33  $     1  $   --   $  --    $     34   $     2  $    --  $   --    $  --  $      2
                                    =======  =======  ======   =====    ========   =======  =======  ======    =====  ========

  The Company held non-income producing fixed maturity securities with an estimated fair value of less than $1 million at December 31, 2012. There were no non-income producing fixed maturity securities held at December 31, 2011.

  Methodology for Amortization of Discount or Premium on Structured Securities

  Amortization of the discount or premium on structured securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and ABS are estimated using inputs obtained from third-party specialists and based on management's knowledge of the current market. For credit-sensitive mortgage-backed and ABS and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and ABS, the effective yield is recalculated on a retrospective basis.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)


 Maturities of Fixed Maturity Securities

  The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date, were as follows at:

                                                                   December 31,
                                                   ---------------------------------------------
                                                            2012                   2011
                                                   ---------------------- ----------------------
                                                               Estimated              Estimated
                                                   Amortized     Fair     Amortized     Fair
                                                     Cost        Value      Cost        Value
                                                   ---------- ----------- ---------- -----------
                                                                   (In millions)
Due in one year or less........................... $      234 $       239 $      161 $       162
Due after one year through five years.............      1,417       1,531      1,470       1,545
Due after five years through ten years............      2,137       2,430      2,112       2,345
Due after ten years...............................      3,995       4,834      3,496       4,160
                                                   ---------- ----------- ---------- -----------
 Subtotal.........................................      7,783       9,034      7,239       8,212
Structured securities (RMBS, CMBS and ABS)........      2,204       2,353      2,166       2,245
                                                   ---------- ----------- ---------- -----------
 Total fixed maturity securities.................. $    9,987 $    11,387 $    9,405 $    10,457
                                                   ========== =========== ========== ===========

  Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been presented in the year of final contractual maturity. RMBS, CMBS and ABS are shown separately, as they are not due at a single maturity.

  Continuous Gross Unrealized Losses for Fixed Maturity and Equity Securities AFS by Sector

    The following table presents the estimated fair value and gross unrealized losses of fixed maturity and equity securities AFS in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position. The unrealized loss amounts include the noncredit component of OTTI loss.

                                                          December 31, 2012                         December 31, 2011
                                              ----------------------------------------- -----------------------------------------
                                                                   Equal to or Greater                       Equal to or Greater
                                              Less than 12 Months     than 12 Months    Less than 12 Months     than 12 Months
                                              -------------------- -------------------- -------------------- --------------------
                                              Estimated   Gross    Estimated   Gross    Estimated   Gross    Estimated   Gross
                                                Fair    Unrealized   Fair    Unrealized   Fair    Unrealized   Fair    Unrealized
                                                Value     Losses     Value     Losses     Value     Losses     Value     Losses
                                              --------- ---------- --------- ---------- --------- ---------- --------- ----------
                                                                  (In millions, except number of securities)
Fixed Maturity Securities:
U.S. corporate...............................  $  160     $   2     $   48     $    5    $  136     $    7    $   84     $   17
Foreign corporate............................      26         1         14          4       213          6        12          8
RMBS.........................................      19        --        105         10       214         18        92         19
U.S. Treasury and agency.....................      --        --         --         --       118         --        --         --
State and political subdivision..............      16         1          6          1        --         --        22          4
CMBS.........................................      28         1          9         --         9          1        15          1
ABS..........................................      14        --         26          3        95          1        26          6
Foreign government...........................      --        --         --         --        15          1        --         --
                                               ------     -----     ------     ------    ------     ------    ------     ------
 Total fixed maturity securities.............  $  263     $   5     $  208     $   23    $  800     $   34    $  251     $   55
                                               ======     =====     ======     ======    ======     ======    ======     ======
Equity Securities:
Non-redeemable preferred.....................  $   --     $  --     $    1     $   --    $    1     $   --    $   --     $   --
                                               ------     -----     ------     ------    ------     ------    ------     ------
 Total equity securities.....................  $   --     $  --     $    1     $   --    $    1     $   --    $   --     $   --
                                               ======     =====     ======     ======    ======     ======    ======     ======
Total number of securities in an unrealized
 loss position...............................      64                   72                  142                   91
                                               ======               ======               ======               ======

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)


 Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities

  Evaluation and Measurement Methodologies

    Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below cost or amortized cost;
  (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations;
  (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) with respect to fixed maturity securities, whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers; (vii) with respect to structured securities, changes in forecasted cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

  The methodology and significant inputs used to determine the amount of credit loss on fixed maturity securities are as follows:

 . The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows. The discount rate is generally the effective interest rate of the security prior to impairment.

 . When determining collectability and the period over which value is expected to recover, the Company applies considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: payment terms of the security; the likelihood that the issuer can service the interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

 . Additional considerations are made when assessing the unique features that apply to certain structured securities including, but not limited to: the quality of underlying collateral, expected prepayment speeds; current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, and the payment priority within the tranche structure of the security.

 . When determining the amount of the credit loss for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, the estimated fair value is considered the recovery value when available information does not indicate that another value is more appropriate.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

     When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process as described in (ii) above, as well as private and public sector programs to restructure such securities.

  With respect to securities that have attributes of debt and equity (perpetual hybrid securities), consideration is given in the OTTI analysis as to whether there has been any deterioration in the credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. Consideration is also given as to whether any perpetual hybrid securities, with an unrealized loss, regardless of credit rating, have deferred any dividend payments. When an OTTI loss has occurred, the OTTI loss is the entire difference between the perpetual hybrid security's cost and its estimated fair value with a corresponding charge to earnings.

  The cost or amortized cost of fixed maturity and equity securities is adjusted for OTTI in the period in which the determination is made. The Company does not change the revised cost basis for subsequent recoveries in value.

  In periods subsequent to the recognition of OTTI on a fixed maturity security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted over the remaining term of the fixed maturity security in a prospective manner based on the amount and timing of estimated future cash flows.

Current Period Evaluation

  Based on the Company's current evaluation of its AFS securities in an unrealized loss position in accordance with its impairment policy, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company has concluded that these securities are not other-than-temporarily impaired at December 31, 2012. Future OTTI will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit ratings, changes in collateral valuation, changes in interest rates and changes in credit spreads. If economic fundamentals or any of the above factors deteriorate, additional OTTI may be incurred in upcoming periods.

  Gross unrealized losses on fixed maturity securities in an unrealized loss position, decreased $61 million during the year ended December 31, 2012 from $89 million to $28 million. The decline in, or improvement in, gross unrealized losses for the year ended December 31, 2012, was primarily attributable to narrowing credit spreads and a decrease in interest rates.

  At December 31, 2012, $4 million of the total $28 million of gross unrealized losses were from four fixed maturity securities with an unrealized loss position of 20% or more of amortized cost for six months or greater.

Investment Grade Fixed Maturity Securities

  Of the $4 million of gross unrealized losses on fixed maturity securities with an unrealized loss of 20% or more of amortized cost for six months or greater, less than $1 million are related to investment grade fixed maturity securities. Unrealized losses on investment grade fixed maturity securities are principally related to widening credit spreads or rising interest rates since purchase.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)


Below Investment Grade Fixed Maturity Securities

  Of the $4 million of gross unrealized losses on fixed maturity securities with an unrealized loss of 20% or more of amortized cost for six months or greater, $4 million, or 98%, are related to gross unrealized losses on three below investment grade fixed maturity securities. Unrealized losses on below investment grade fixed maturity securities are principally related to foreign corporate securities (primarily financial services industry securities) and are the result of significantly wider credit spreads resulting from higher risk premiums since purchase, largely due to economic and market uncertainties including concerns over the financial services industry sector and unemployment levels. Management evaluates these foreign corporate securities based on factors such as expected cash flows and the financial condition and near-term and long-term prospects of the issuer.

Mortgage Loans

 Mortgage Loans by Portfolio Segment

  Mortgage loans are summarized as follows at:

                                                  December 31,
                                   ------------------------------------------
                                           2012                  2011
                                   --------------------  --------------------
                                     Carrying     % of     Carrying     % of
                                       Value      Total      Value      Total
                                   ------------- ------  ------------- ------
                                   (In millions)         (In millions)
 Mortgage loans:
  Commercial......................  $    1,478     88.1%  $    1,314     87.1%
  Agricultural....................         208     12.4          205     13.6
                                    ----------   ------   ----------   ------
    Subtotal (1)..................       1,686    100.5        1,519    100.7
  Valuation allowances............          (8)    (0.5)         (11)    (0.7)
                                    ----------   ------   ----------   ------
      Total mortgage loans, net...  $    1,678    100.0%  $    1,508    100.0%
                                    ==========   ======   ==========   ======

--------

(1)Purchases of mortgage loans were $20 million for the year ended December 31, 2012. The Company did not purchase any mortgage loans during the year ended December 31, 2011.

  See "-- Related Party Investment Transactions" for discussion of affiliated mortgage loans included in the table above.

 Mortgage Loans and Valuation Allowance by Portfolio Segment

  All commercial and agricultural mortgage loans held at both December 31, 2012 and 2011 were evaluated collectively for credit losses. The valuation allowance for commercial mortgage loans were $7 million and $10 million at December 31, 2012 and 2011, respectively. The valuation allowance for agricultural mortgage loans was $1 million at both December 31, 2012 and 2011.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)


 Valuation Allowance Rollforward by Portfolio Segment

  The changes in the valuation allowance, by portfolio segment, were as follows:

                                                   Commercial Agricultural   Total
                                                   ---------- ------------ --------
                                                             (In millions)
Balance at January 1, 2010........................  $      3    $     --   $      3
Provision (release)...............................         9          --          9
Charge-offs, net of recoveries....................        --          --         --
                                                    --------    --------   --------
Balance at December 31, 2010......................        12          --         12
Provision (release)...............................        (2)          1         (1)
Charge-offs, net of recoveries....................        --          --         --
                                                    --------    --------   --------
Balance at December 31, 2011......................        10           1         11
Provision (release)...............................        (3)         --         (3)
Charge-offs, net of recoveries....................        --          --         --
                                                    --------    --------   --------
Balance at December 31, 2012......................  $      7    $      1   $      8
                                                    ========    ========   ========

 Valuation Allowance Methodology

    Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the loan agreement. Specific valuation allowances are established using the same methodology for both portfolio segments as the excess carrying value of a loan over either (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's observable market price. A common evaluation framework is used for establishing non-specific valuation allowances for both loan portfolio segments; however, a separate non-specific valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs unique to each loan portfolio segment. Non-specific valuation allowances are established for pools of loans with similar risk characteristics where a property-specific or market-specific risk has not been identified, but for which the Company expects to incur a credit loss. These evaluations are based upon several loan portfolio segment-specific factors, including the Company's experience for loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. These evaluations are revised as conditions change and new information becomes available.

 Commercial and Agricultural Mortgage Loan Portfolio Segments

    The Company typically uses several years of historical experience in establishing non-specific valuation allowances which captures multiple economic cycles. For evaluations of commercial loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, and recent loss and recovery trend experience as compared to historical loss and recovery experience. For evaluations of agricultural loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. On a quarterly basis, management incorporates the impact of these current market events and conditions on historical experience in determining the non-specific valuation allowance established for each portfolio segment.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)


    All commercial loans are reviewed on an ongoing basis which may include an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios, and tenant creditworthiness. All agricultural loans are monitored on an ongoing basis. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, potentially delinquent, delinquent or in foreclosure, as well as loans with higher loan-to-value ratios and lower debt service coverage ratios. The monitoring process for agricultural loans is generally similar to the commercial loan monitoring process, with a focus on higher risk loans, including reviews on a geographic and property-type basis. Higher risk loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above for both loan portfolio segments. Quarterly, the remaining loans are reviewed on a pool basis by aggregating groups of loans that have similar risk characteristics for potential credit loss, and non-specific valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

    For commercial loans, the primary credit quality indicator is the debt service coverage ratio, which compares a property's net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The Company also reviews the loan-to-value ratio of its commercial loan portfolio. Loan-to-value ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and loan-to-value ratio, as well as the values utilized in calculating these ratios, are updated annually, on a rolling basis, with a portion of the loan portfolio updated each quarter.

    For agricultural loans, the Company's primary credit quality indicator is the loan-to-value ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural loan portfolio and are routinely updated. Additionally, the Company focuses the monitoring process on higher risk loans, including reviews on a geographic and property-type basis.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)


Credit Quality of Commercial Mortgage Loans

  Information about the credit quality of commercial mortgage loans is presented below at:

                                      Recorded Investment
                       -------------------------------------------------
                        Debt Service Coverage Ratios
                       -------------------------------            % of      Estimated     % of
                        > 1.20x  1.00x - 1.20x < 1.00x  Total     Total    Fair Value     Total
                       --------- ------------- ------- -------- --------  ------------- --------
                                     (In millions)                        (In millions)
December 31, 2012:
Loan-to-value ratios:
Less than 65%......... $   1,317    $   16     $   14  $  1,347     91.1%   $   1,494       91.5%
65% to 75%............        75        --         20        95      6.4          100        6.1
76% to 80%............        --         5         17        22      1.5           24        1.5
Greater than 80%......        --        14         --        14      1.0           14        0.9
                       ---------    ------     ------  -------- --------    ---------   --------
 Total................ $   1,392    $   35     $   51  $  1,478    100.0%   $   1,632      100.0%
                       =========    ======     ======  ======== ========    =========   ========

December 31, 2011:
Loan-to-value ratios:
Less than 65%......... $   1,062    $   15     $   45  $  1,122     85.4%   $   1,201       85.9%
65% to 75%............       159         8         --       167     12.7          173       12.4
76% to 80%............         2        --         --         2      0.2            2        0.1
Greater than 80%......        13         8          2        23      1.7           22        1.6
                       ---------    ------     ------  -------- --------    ---------   --------
 Total................ $   1,236    $   31     $   47  $  1,314    100.0%   $   1,398      100.0%
                       =========    ======     ======  ======== ========    =========   ========

 Credit Quality of Agricultural Mortgage Loans

  All of the agricultural mortgage loans held at both December 31, 2012 and 2011 had loan-to-value ratios less than 65%.

 Past Due and Interest Accrual Status of Mortgage Loans

  The Company has a high quality, well performing mortgage loan portfolio, with all mortgage loans classified as performing at both December 31, 2012 and 2011. The Company defines delinquent mortgage loans consistent with industry practice, when interest and principal payments are past due as follows: commercial mortgage loans -- 60 days and agricultural mortgage loans -- 90 days. The Company had no mortgage loans past due and no loans in non-accrual status at both December 31, 2012 and December 31, 2011.

  Impaired Mortgage Loans

  The Company had no impaired mortgage loans at December 31, 2012. The Company had one impaired commercial mortgage loan, which was modified in a troubled debt restructuring, with an unpaid principal balance, recorded investment and carrying value of $2 million at December 31, 2011. The average investment on impaired mortgage loans was $1 million for the years ended December 31, 2012 and 2011. The Company did not recognize interest income on impaired mortgage loans during the years ended December 31, 2012, 2011 and 2010.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)


  Mortgage Loans Modified in a Troubled Debt Restructuring

  For a small portion of the mortgage loan portfolio, classified as troubled debt restructurings, concessions are granted related to borrowers experiencing financial difficulties. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates, and/or a reduction of accrued interest. The amount, timing and extent of the concession granted is considered in determining any impairment or changes in the specific valuation allowance recorded with the restructuring. Through the continuous monitoring process, a specific valuation allowance may have been recorded prior to the quarter when the mortgage loan is modified in a troubled debt restructuring. Accordingly, the carrying value (after specific valuation allowance) before and after modification through a troubled debt restructuring may not change significantly, or may increase if the expected recovery is higher than the pre-modification recovery assessment.

  There were no mortgage loans modified in a troubled debt restructuring during the year ended December 31, 2012. The Company had one commercial mortgage loan modified during the year ended December 31, 2011 in a troubled debt restructuring with a pre-modification and post-modification carrying value of $2 million. There were no agricultural mortgage loans modified as a troubled debt restructuring during the year ended December 31, 2011.

  There were no mortgage loans modified in a troubled debt restructuring with a subsequent payment default at December 31, 2012 and 2011. Payment default is determined in the same manner as delinquency status -- when interest and principal payments are past due.

Other Invested Assets

  Other invested assets is comprised primarily of freestanding derivatives with positive estimated fair values (see Note 6), loans to affiliates (see "-- Related Party Investment Transactions) and leveraged leases.

 Leveraged Leases

  Investment in leveraged leases, included in other invested assets, consisted of the following:

                                                                                December 31,
                                                                            ----------------
                                                                              2012     2011
                                                                            -------  -------
                                                                              (In millions)
Rental receivables, net.................................................... $    92  $    92
Estimated residual values..................................................      14       14
                                                                            -------  -------
  Subtotal.................................................................     106      106
Unearned income............................................................     (37)     (42)
                                                                            -------  -------
  Investment in leveraged leases........................................... $    69  $    64
                                                                            =======  =======

  Rental receivables are generally due in periodic installments. The payment periods range from three to 20 years. For rental receivables, the primary credit quality indicator is whether the rental receivable is performing or non-performing, which is assessed monthly. The Company generally defines non-performing rental receivables as those that are 90 days or more past due. At December 31, 2012 and 2011, all rental receivables were performing.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)


  The deferred income tax liability related to leveraged leases was $53 million and $35 million at December 31, 2012 and 2011, respectively.

  The components of income from investment in leveraged leases, excluding net investment gains (losses) were as follows:

                                                                          Years Ended December 31,
                                                                        ----------------------------
                                                                          2012      2011      2010
                                                                        --------  --------  --------
                                                                               (In millions)
Income from investment in leveraged leases............................. $      5  $      8  $     --
Less: Income tax expense on leveraged leases...........................       (2)       (3)       --
                                                                        --------  --------  --------
Investment income after income tax from investment in leveraged leases. $      3  $      5  $     --
                                                                        ========  ========  ========

Cash Equivalents

  The carrying value of cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $23 million and $44 million at December 31, 2012 and 2011, respectively.

Net Unrealized Investment Gains (Losses)

  The components of net unrealized investment gains (losses), included in AOCI, were as follows:

                                                                              Years Ended December 31,
                                                                           -----------------------------
                                                                              2012       2011      2010
                                                                           ---------  ---------  -------
                                                                                   (In millions)
Fixed maturity securities................................................. $   1,402  $   1,057  $   331
Fixed maturity securities with noncredit OTTI losses in accumulated other
  comprehensive income (loss).............................................        (4)        (6)      (6)
                                                                           ---------  ---------  -------
   Total fixed maturity securities........................................     1,398      1,051      325
Derivatives...............................................................       142        126      (73)
Short-term investments....................................................        (1)        (1)      --
Other.....................................................................        (3)        --       --
                                                                           ---------  ---------  -------
   Subtotal...............................................................     1,536      1,176      252
                                                                           ---------  ---------  -------
Amounts allocated from:
 Insurance liability loss recognition.....................................       (79)       (61)     (34)
 DAC related to noncredit OTTI losses recognized in accumulated other
   comprehensive income (loss)............................................        --         --        1
 DAC......................................................................       (43)       (48)     (48)
                                                                           ---------  ---------  -------
   Subtotal...............................................................      (122)      (109)     (81)
Deferred income tax benefit (expense) related to noncredit OTTI losses
  recognized in accumulated other comprehensive income (loss).............         1          2        2
Deferred income tax benefit (expense).....................................      (496)      (376)     (63)
                                                                           ---------  ---------  -------
Net unrealized investment gains (losses).................................. $     919  $     693  $   110
                                                                           =========  =========  =======

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)


  The changes in fixed maturity securities with noncredit OTTI losses included in AOCI were as follows:

                                                                           Years Ended December 31,
                                                                           -----------------------
                                                                              2012         2011
                                                                            ---------   ---------
                                                                               (In millions)
Balance, January 1,....................................................... $      (6)   $      (6)
Noncredit OTTI losses recognized (1)......................................        (2)           2
Securities sold with previous noncredit OTTI loss.........................         2            2
Subsequent changes in estimated fair value................................         2           (4)
                                                                            ---------   ---------
Balance, December 31,..................................................... $      (4)   $      (6)
                                                                            =========   =========

--------

(1)Noncredit OTTI losses recognized, net of DAC, were ($2) million and $1 million for the years ended December 31, 2012 and 2011, respectively.

  The changes in net unrealized investment gains (losses) were as follows:

                                                                         Years Ended December 31,
                                                                        -------------------------
                                                                          2012     2011     2010
                                                                        -------  -------  -------
                                                                              (In millions)
Balance, beginning of period........................................... $   693  $   110  $   (35)
Fixed maturity securities on which noncredit OTTI losses have been
  recognized...........................................................       2       --       (2)
Unrealized investment gains (losses) during the year...................     358      924      301
Unrealized investment gains (losses) relating to:
 Insurance liability gain (loss) recognition...........................     (18)     (27)     (34)
 DAC related to noncredit OTTI losses recognized in accumulated other
   comprehensive income (loss).........................................      --       (1)       1
 DAC...................................................................       5       --      (42)
Deferred income tax benefit (expense) related to noncredit OTTI losses
  recognized in accumulated other comprehensive income (loss)..........      (1)      --       --
Deferred income tax benefit (expense)..................................    (120)    (313)     (79)
                                                                        -------  -------  -------
Balance, end of period................................................. $   919  $   693  $   110
                                                                        =======  =======  =======
Change in net unrealized investment gains (losses)..................... $   226  $   583  $   145
                                                                        =======  =======  =======

Concentrations of Credit Risk

  There were no investments in any counterparty that were greater than 10% of the Company's stockholder's equity, other than the U.S. government and its agencies, at both December 31, 2012 and 2011.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)


Securities Lending

  As described in Note 1, the Company participates in a securities lending program. Elements of the securities lending program are presented below at:

                                                                              December 31,
                                                                           -------------------
                                                                             2012      2011
                                                                           --------- ---------
                                                                              (In millions)
Securities on loan: (1)
  Amortized cost.......................................................... $   1,212 $   1,153
  Estimated fair value.................................................... $   1,534 $   1,437
Cash collateral on deposit from counterparties (2)........................ $   1,574 $   1,429
Security collateral on deposit from counterparties (3).................... $      11 $      37
Reinvestment portfolio -- estimated fair value............................ $   1,591 $   1,414

--------

(1)Included within fixed maturity securities.

(2)Included within payables for collateral under securities loaned and other transactions.

(3)Security collateral on deposit from counterparties may not be sold or repledged, unless the counterparty is in default, and is not reflected in the consolidated financial statements.

Invested Assets on Deposit and Pledged as Collateral

  Invested assets on deposit and pledged as collateral are presented below at estimated fair value for cash and cash equivalents, short-term investments and fixed maturity securities.

                                                         December 31,
                                                       ----------------
                                                         2012    2011
                                                       -------- -------
                                                        (In millions)
         Invested assets on deposit (regulatory
           deposits).................................. $      6 $     7
         Invested assets pledged as collateral (1)....      698       6
                                                       -------- -------
           Total invested assets on deposit and
            pledged as collateral..................... $    704 $    13
                                                       ======== =======

--------

(1)The Company has pledged fixed maturity securities and cash and cash equivalents in connection with funding agreements (see Note 2) and derivative transactions (see Note 6).

Purchased Credit Impaired Investments

  Investments acquired with evidence of credit quality deterioration since origination and for which it is probable at the acquisition date that the Company will be unable to collect all contractually required payments are classified as purchased credit impaired ("PCI") investments. For each investment, the excess of the cash flows expected to be collected as of the acquisition date over its acquisition-date fair value is referred to as the accretable yield and is recognized as net investment income on an effective yield basis. If subsequently, based on current information and events, it is probable that there is a significant increase in cash flows previously expected to be collected or if actual cash flows are significantly greater than cash flows previously expected to be

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

collected, the accretable yield is adjusted prospectively. The excess of the contractually required payments (including interest) as of the acquisition date over the cash flows expected to be collected as of the acquisition date is referred to as the nonaccretable difference, and this amount is not expected to be realized as net investment income. Decreases in cash flows expected to be collected can result in OTTI.

  The Company's PCI fixed maturity securities were as follows at:

                                                           December 31,
                                                           -------------
                                                            2012   2011
                                                           ------ ------
                                                           (In millions)
        Outstanding principal and interest balance (1).... $  341 $  315
        Carrying value (2)................................ $  277 $  229

--------

(1)Represents the contractually required payments, which is the sum of contractual principal, whether or not currently due, and accrued interest.

(2)Estimated fair value plus accrued interest.

  The following table presents information about PCI fixed maturity securities acquired during the periods indicated:

                                                    Years Ended December 31,
                                                    ------------------------
                                                       2012         2011
                                                     ----------  ----------
                                                        (In millions)
      Contractually required payments (including
        interest).................................. $      152   $      482
      Cash flows expected to be collected (1)...... $       71   $      421
      Fair value of investments acquired........... $       44   $      238

--------

(1)Represents undiscounted principal and interest cash flow expectations, at the date of acquisition.

  The following table presents activity for the accretable yield on PCI fixed maturity securities for:

                                                     Years Ended December 31,
                                                     -----------------------
                                                       2012         2011
                                                      --------     --------
                                                        (In millions)
       Accretable yield, January 1,................. $    187     $      5
       Investments purchased........................       27          183
       Accretion recognized in earnings.............      (11)          (7)
       Reclassification (to) from nonaccretable
         difference.................................      (14)           6
                                                      --------     --------
       Accretable yield, December 31,............... $    189     $    187
                                                      ========     ========

Collectively Significant Equity Method Investments

  The Company holds investments in real estate joint ventures, real estate funds and other limited partnership interests consisting of leveraged buy-out funds, hedge funds, private equity funds, joint ventures and other funds.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

The portion of these investments accounted for under the equity method had a carrying value of $723 million at December 31, 2012. The Company's maximum exposure to loss related to these equity method investments is limited to the carrying value of these investments plus unfunded commitments of $432 million at December 31, 2012. Except for certain real estate joint ventures, the Company's investments in real estate funds and other limited partnership interests are generally of a passive nature in that the Company does not participate in the management of the entities.

  As described in Note 1, the Company generally records its share of earnings in its equity method investments using a three-month lag methodology and within net investment income. Aggregate net investment income from these equity method investments exceeded 10% of the Company's consolidated pre-tax income (loss) for one of the three most recent annual periods: 2010. The Company is providing the following aggregated summarized financial data for such equity method investments, for the most recent annual periods, in order to provide comparative information. This aggregated summarized financial data does not represent the Company's proportionate share of the assets, liabilities, or earnings of such entities.

  The aggregated summarized financial data presented below reflects the latest available financial information and is as of, and for the years ended
December 31, 2012, 2011 and 2010. Aggregate total assets of these entities totaled $148.5 billion and $134.4 billion at December 31, 2012 and 2011, respectively. Aggregate total liabilities of these entities totaled $4.9 billion and $7.3 billion at December 31, 2012 and 2011, respectively. Aggregate net income (loss) of these entities totaled $11.8 billion, $5.0 billion and $11.0 billion for the years ended December 31, 2012, 2011 and 2010, respectively. Aggregate net income (loss) from the underlying entities in which the Company invests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

Variable Interest Entities

  The Company has invested in certain structured transactions that are VIEs. If the Company holds both the power to direct the most significant activities of the entity, as well as an economic interest in the entity it would be the primary beneficiary and consolidator of the entity.

  The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. The Company generally uses a qualitative approach to determine whether it is the primary beneficiary. However, for VIEs that are investment companies or apply measurement principles consistent with those utilized by investment companies, the primary beneficiary is based on a risks and rewards model and is defined as the entity that will absorb a majority of a VIE's expected losses, receive a majority of a VIE's expected residual returns if no single entity absorbs a majority of expected losses, or both. The Company reassesses its involvement with VIEs on a quarterly basis. The use of different methodologies, assumptions and inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the consolidated financial statements.

 Consolidated VIEs

  There were no VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at December 31, 2012 and 2011.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)


 Unconsolidated VIEs

  The carrying amount and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest but is not the primary beneficiary and which have not been consolidated were as follows at:

                                                                       December 31,
                                                        -------------------------------------------
                                                                2012                  2011
                                                        --------------------- ---------------------
                                                                    Maximum               Maximum
                                                        Carrying   Exposure   Carrying   Exposure
                                                         Amount   to Loss (1)  Amount   to Loss (1)
                                                        --------- ----------- --------- -----------
                                                                       (In millions)
Fixed maturity securities AFS:
  Structured securities (RMBS, CMBS and ABS) (2)....... $   2,353  $   2,353  $   2,245  $   2,245
  U.S. and foreign corporate...........................       149        149        109        109
Other limited partnership interests....................       516        780        446        761
                                                        ---------  ---------  ---------  ---------
  Total................................................ $   3,018  $   3,282  $   2,800  $   3,115
                                                        =========  =========  =========  =========

--------

(1)The maximum exposure to loss relating to fixed maturity securities is equal to their carrying amounts or the carrying amounts of retained interests. The maximum exposure to loss relating to other limited partnership interests is equal to the carrying amounts plus any unfunded commitments of the Company. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.

(2)For these variable interests, the Company's involvement is limited to that of a passive investor.

  As described in Note 12, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during the years ended December 31, 2012, 2011 and 2010.

Net Investment Income

  The components of net investment income were as follows:

                                                  Years Ended December 31,
                                                 --------------------------
                                                   2012     2011     2010
                                                 -------- -------- --------
                                                        (In millions)
   Investment income:
   Fixed maturity securities....................  $   525  $   468  $   430
   Mortgage loans...............................       87       76       53
   Policy loans.................................        5        4        4
   Real estate and real estate joint ventures...        1       --       (2)
   Other limited partnership interests..........       54       42       52
   Cash, cash equivalents and short-term
     investments................................        1       --       (2)
   Other........................................        7        9       --
                                                 -------- -------- --------
     Subtotal...................................      680      599      535
   Less: Investment expenses....................       19       13       15
                                                 -------- -------- --------
     Net investment income......................  $   661  $   586  $   520
                                                 ======== ======== ========

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)


  See "-- Related Party Investment Transactions" for discussion of affiliated net investment income and investment expenses.

Net Investment Gains (Losses)

 Components of Net Investment Gains (Losses)

  The components of net investment gains (losses) were as follows:

                                                                     Years Ended December 31,
                                                                    -------------------------
                                                                        2012     2011     2010
                                                                    -------- -------- --------
                                                                          (In millions)
Total gains (losses) on fixed maturity securities:
  Total OTTI losses recognized -- by sector and industry:
   U.S. and foreign corporate securities -- by industry:
     Finance.......................................................  $   (1)  $   --   $   --
     Utility.......................................................      --       --       (1)
                                                                     ------   ------   ------
       Total U.S. and foreign corporate securities.................      (1)      --       (1)
   RMBS............................................................      (1)      (2)      (2)
   CMBS............................................................      --       --       (1)
                                                                     ------   ------   ------

   OTTI losses on fixed maturity securities recognized in earnings.      (2)      (2)      (4)
  Fixed maturity securities -- net gains (losses) on sales
   and disposals...................................................      23       (5)      30
                                                                     ------   ------   ------
   Total gains (losses) on fixed maturity securities...............      21       (7)      26
                                                                     ------   ------   ------
Other net investment gains (losses):
  Equity securities................................................      --       (1)      --
  Mortgage loans...................................................       3        2       (9)
  Real estate and real estate joint ventures.......................      --       --       (1)
  Other limited partnership interests..............................       1       (1)      (1)
                                                                     ------   ------   ------
   Total net investment gains (losses).............................  $   25   $   (7)  $   15
                                                                     ======   ======   ======

  See "-- Related Party Investment Transactions" for discussion of affiliated net investment gains (losses) related to transfers of invested assets to affiliates.

  Gains (losses) from foreign currency transactions included within net investment gains (losses) were less than $1 million, $1 million and less than $1 million for the years ended December 31, 2012, 2011 and 2010, respectively.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)


 Sales or Disposals and Impairments of Fixed Maturity and Equity Securities

  Proceeds from sales or disposals of fixed maturity and equity securities and the components of fixed maturity and equity securities net investment gains (losses) are as shown in the table below. Investment gains and losses on sales of securities are determined on a specific identification basis.

                                                                        Years Ended December 31,
                                              ---------------------------------------------------------------------------
                                                2012     2011     2010    2012    2011    2010    2012     2011     2010
                                              -------  -------  -------  ------ -------  ------ -------  -------  -------
                                                    Fixed Maturity
                                                      Securities           Equity Securities              Total
                                              -------------------------  ---------------------- -------------------------
                                                                             (In millions)

Proceeds..................................... $ 2,021  $ 2,510  $ 3,329  $    3 $     5  $    3 $ 2,024  $ 2,515  $ 3,332
                                              =======  =======  =======  ====== =======  ====== =======  =======  =======
Gross investment gains....................... $    32  $    13  $    52  $   -- $    --  $   -- $    32  $    13  $    52
                                              -------  -------  -------  ------ -------  ------ -------  -------  -------
Gross investment losses......................      (9)     (18)     (22)     --      --      --      (9)     (18)     (22)
                                              -------  -------  -------  ------ -------  ------ -------  -------  -------
Total OTTI losses recognized in earnings:
  Credit-related.............................      (1)      (2)      (4)     --      --      --      (1)      (2)      (4)
  Other (1)..................................      (1)      --       --      --      (1)     --      (1)      (1)      --
                                              -------  -------  -------  ------ -------  ------ -------  -------  -------
   Total OTTI losses recognized in earnings..      (2)      (2)      (4)     --      (1)     --      (2)      (3)      (4)
                                              -------  -------  -------  ------ -------  ------ -------  -------  -------
    Net investment gains (losses)............ $    21  $    (7) $    26  $   -- $    (1) $   -- $    21  $    (8) $    26
                                              =======  =======  =======  ====== =======  ====== =======  =======  =======

--------

(1)Other OTTI losses recognized in earnings include impairments on (i) equity securities, (ii) perpetual hybrid securities classified within fixed maturity securities where the primary reason for the impairment was the severity and/or the duration of an unrealized loss position and (iii) fixed maturity securities where there is an intent to sell or it is more likely than not that the Company will be required to sell the security before recovery of the decline in estimated fair value.

 Credit Loss Rollforward

  The table below presents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was recognized in OCI:

                                                                                  Years Ended December 31,
                                                                               --------------------------
                                                                                   2012          2011
                                                                               --------      --------
                                                                                  (In millions)
Balance, at January 1,........................................................ $      1      $      1
Additions:
 Initial impairments -- credit loss OTTI recognized on securities not
   previously impaired........................................................        1            --
 Additional impairments -- credit loss OTTI recognized on securities
   previously impaired........................................................       --             2
Reductions:
 Sales (maturities, pay downs or prepayments) during the period of securities
   previously impaired as credit loss OTTI....................................       (1)           (1)
 Securities impaired to net present value of expected future cash flows.......       --            (1)
                                                                                 --------      --------
Balance, at December 31,...................................................... $      1      $      1
                                                                                 ========      ========

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)


 Related Party Investment Transactions

  In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Invested assets transferred to and from affiliates were as follows:

                                                   Years Ended December 31,
                                                   -----------------------
                                                    2012     2011    2010
                                                   -------  ------- -------
                                                        (In millions)
     Estimated fair value of invested assets
       transferred to affiliates.................. $    --  $    -- $   105
     Amortized cost of invested assets
       transferred to affiliates.................. $    --  $    -- $    97
     Net investment gains (losses) recognized on
       transfers.................................. $    --  $    -- $     8
     Estimated fair value of invested assets
       transferred from affiliates................ $    --  $    -- $    46

  The Company loaned $120 million to wholly-owned real estate subsidiaries of an affiliate, MLIC, which are included in mortgage loans. The carrying value of these loans was $117 million and $118 million at December 31, 2012, and 2011, respectively. A loan of $80 million bears interest at 7.26% and is due in quarterly principal and interest payments of $2 million through January 2020, when the principal balance is due. A loan of $40 million bears interest at 7.01% with quarterly interest only payments of $1 million through January 2020, when the principal balance is due. The loans to affiliates are secured by interests in the real estate subsidiaries, which own operating real estate with a fair value in excess of the loans. Net investment income from these loans was $8 million for the year ended December 31, 2012 and $9 million for both the years ended December 31, 2011 and 2010.

  The Company has affiliated loans outstanding, which are included in other invested assets, totaling $125 million at both December 31, 2012 and 2011. At December 31, 2011, the loans were outstanding with Exeter, an affiliate. During 2012, MetLife assumed this affiliated debt from Exeter. The loan is due on December 16, 2021, and bears interest, payable semi-annually, at 5.86%. Net investment income from this loan was $7 million and less than $1 million for the years ended December 31, 2012 and 2011, respectively.

  The Company receives investment administrative services from an affiliate. The related investment administrative service charges were $11 million, $10 million and $8 million for the years ended December 31, 2012, 2011 and 2010, respectively. The Company also had additional affiliated net investment income of less than $1 million for both years ended December 31, 2012 and 2011 and ($2) million for the year ended December 31, 2010.

6. Derivatives

Accounting for Derivatives

  See Note 1 for a description of the Company's accounting policies for derivatives and Note 7 for information about the fair value hierarchy for derivatives.

Derivative Strategies

  The Company is exposed to various risks relating to its ongoing business operations, including interest rate, foreign currency exchange rate, credit and equity market. The Company uses a variety of strategies to manage these risks, including the use of derivatives.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)


  Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. The types of derivatives the Company uses include swaps, forwards, futures and option contracts. To a lesser extent, the Company uses credit default swaps to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance agreements that have embedded derivatives.

  Interest Rate Derivatives

    The Company uses a variety of interest rate derivatives to reduce its exposure to changes in interest rates, including interest rate swaps, caps, floors and forwards.

    Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional amount. The Company utilizes interest rate swaps in fair value, cash flow and non-qualifying hedging relationships.

    The Company purchases interest rate caps and floors primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities, as well as to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level, respectively. In certain instances, the Company locks in the economic impact of existing purchased caps and floors by entering into offsetting written caps and floors. The Company utilizes interest rate caps and floors in non-qualifying hedging relationships.

    The Company enters into interest rate forwards to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. The Company utilizes interest rate forwards in cash flow and non-qualifying hedging relationships.

    To a lesser extent, the Company uses interest rate futures in non-qualifying hedging relationships.

  Foreign Currency Exchange Rate Derivatives

    The Company uses foreign currency swaps to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in cash flow and non-qualifying hedging relationships.

    To a lesser extent, the Company uses foreign currency forwards in non-qualifying hedging relationships.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)


  Credit Derivatives

    Credit derivatives primarily include credit default swaps that are used by the Company to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party to pay, at specified intervals, a premium to hedge credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. Credit events vary by type of issuer but typically include bankruptcy, failure to pay debt obligations, repudiation, moratorium, or involuntary restructuring. In each case, payout on a credit default swap is triggered only after the Credit Derivatives Determinations Committee of the International Swaps and Derivatives Association, Inc. deems that a credit event has occurred. The Company utilizes credit default swaps in non-qualifying hedging relationships.

    Credit default swaps are also used to synthetically create credit investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments such as U.S. Treasury securities, agency securities or other fixed maturity securities. These credit default swaps are not designated as hedging instruments.

  Equity Derivatives

    The Company uses equity index options to reduce its exposure to equity market risk in non-qualifying hedging relationships.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)


Primary Risks Managed by Derivatives

   The following table presents the gross notional amount, estimated fair value and primary underlying risk exposure of the Company's derivatives, excluding embedded derivatives, held at:

                                                                                     December 31,
                                                            ---------------------------------------------------------------
                                                                         2012                            2011
                                                            ------------------------------- -------------------------------
                                                                      Estimated Fair Value            Estimated Fair Value
                                                            Notional  --------------------- Notional  ---------------------
                          Primary Underlying Risk Exposure   Amount    Assets   Liabilities  Amount    Assets   Liabilities
                          --------------------------------  --------- --------- ----------- --------- --------- -----------
                                                                                     (In millions)
Derivatives Designated as Hedging Instruments
Fair value hedges:
 Interest rate swaps..... Interest rate.................... $     101 $      --  $       2  $      22 $      --  $       1
                                                            --------- ---------  ---------  --------- ---------  ---------
   Subtotal..............                                         101        --          2         22        --          1
                                                            --------- ---------  ---------  --------- ---------  ---------
Cash flow hedges:
 Interest rate swaps..... Interest rate....................       483        59         --        165        47         --
 Interest rate forwards.. Interest rate....................       260        53         --        410        87         --
 Foreign currency swaps.. Foreign currency exchange rate...       183         2          6        128         7          2
                                                            --------- ---------  ---------  --------- ---------  ---------
   Subtotal.............................................          926       114          6        703       141          2
                                                            --------- ---------  ---------  --------- ---------  ---------
    Total qualifying hedges............................     $   1,027 $     114  $       8  $     725 $     141  $       3
                                                            --------- ---------  ---------  --------- ---------  ---------
Derivatives Not Designated or Not Qualifying as Hedging Instruments
Interest rate swaps...... Interest rate.................... $   1,587 $      96  $      10  $     842 $     107  $      12
Interest rate floors..... Interest rate....................     6,000        93         91      2,000       100         --
Interest rate caps....... Interest rate....................     1,500        --         --      2,000         1         --
Interest rate futures.... Interest rate....................        44        --          1        101         1         --
Foreign currency swaps... Foreign currency exchange rate...       120         1          4         49         2          1
Credit default swaps..... Credit...........................       648         5         --        519         4          5
Equity options........... Equity market....................        36        --         --         23        --         --
                                                            --------- ---------  ---------  --------- ---------  ---------
 Total non-designated or non-qualifying derivatives.......      9,935       195        106      5,534       215         18
                                                            --------- ---------  ---------  --------- ---------  ---------
   Total................................................    $  10,962 $     309  $     114  $   6,259 $     356  $      21
                                                            ========= =========  =========  ========= =========  =========

  The estimated fair value of all derivatives in an asset position is reported within other invested assets in the consolidated balance sheets and the estimated fair value of all derivatives in a liability position is reported within other liabilities in the consolidated balance sheets.

Net Derivative Gains (Losses)

  The components of net derivative gains (losses) were as follows:

                                                     Years Ended December 31,
                                                   -----------------------------
                                                     2012      2011      2010
                                                   --------- --------- ---------
                                                           (In millions)
Derivatives and hedging gains (losses) (1)........ $      37 $     191 $       3
Embedded derivatives..............................     1,157       510       112
                                                   --------- --------- ---------
  Total net derivative gains (losses)............. $   1,194 $     701 $     115
                                                   ========= ========= =========

--------

(1)Includes foreign currency transaction gains (losses) on hedged items in cash flow and non-qualifying hedging relationships, which are not presented elsewhere in this note.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)


  The Company recognized insignificant net investment income from settlement payments related to qualifying hedges for the years ended December 31, 2012, 2011 and 2010.

  The Company recognized $60 million, $36 million and $20 million of net derivative gains (losses) from settlement payments related to non-qualifying hedges for the years ended December 31, 2012, 2011 and 2010, respectively.

Non-Qualifying Derivatives and Derivatives for Purposes Other Than Hedging

  The following table presents the amount and location of gains (losses) recognized in income for derivatives that were not designated or qualifying as hedging instruments:

                                                        Net            Net
                                                     Derivative     Investment
                                                   Gains (Losses)   Income (1)
                                                   -------------- -------------
                                                           (In millions)
For the Year Ended December 31, 2012:
Interest rate derivatives......................... $         (29) $          --
Foreign currency exchange rate derivatives........            (3)            --
Credit derivatives................................             8             --
Equity derivatives................................            --             (1)
                                                   -------------  -------------
  Total........................................... $         (24) $          (1)
                                                   =============  =============
For the Year Ended December 31, 2011:
Interest rate derivatives......................... $         143  $          --
Foreign currency exchange rate derivatives........            --             --
Credit derivatives................................             1             --
Equity derivatives................................            --             (2)
                                                   -------------  -------------
  Total........................................... $         144  $          (2)
                                                   =============  =============
For the Year Ended December 31, 2010:
Interest rate derivatives......................... $         (16) $          --
Foreign currency exchange rate derivatives........            (3)            --
Credit derivatives................................             1             --
Equity derivatives................................            --             (1)
                                                   -------------  -------------
  Total........................................... $         (18) $          (1)
                                                   =============  =============

--------

(1)Changes in estimated fair value related to economic hedges of equity method investments in joint ventures.

Fair Value Hedges

  The Company designates and accounts for interest rate swaps to convert fixed rate assets to floating rate assets as fair value hedges when they have met the requirements of fair value hedging.

  The Company recognized ($1) million in net derivative gains (losses) representing the ineffective portion of all fair value hedges for the year ended December 31, 2012. The Company recognized insignificant amounts in net derivative gains (losses) representing the ineffective portion of all fair value hedges for the years ended

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

December 31, 2011 and 2010. Changes in the fair value of the derivatives recognized in net derivative gains (losses) were ($2) million for the year ended December 31, 2012, and insignificant for the years ended December 31, 2011 and 2010. Changes in the fair value of the hedged items recognized in net derivative gains (losses) were $1 million for the year ended December 31, 2012, and insignificant for the years ended December 31, 2011 and 2010.

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

Cash Flow Hedges

  The Company designates and accounts for the following as cash flow hedges when they have met the requirements of cash flow hedging: (i) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets and liabilities; (ii) interest rate forwards to lock in the price to be paid for forward purchases of investments; and (iii) interest rate swaps and interest rate forwards to hedge the forecasted purchases of fixed-rate investments.

  In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions were no longer probable of occurring. Because certain of the forecasted transactions also were not probable of occurring within two months of the anticipated date, the Company reclassified $0, $1 million and $0 from AOCI into net derivative gains (losses) for the years ended December 31, 2012, 2011 and 2010, respectively, related to such discontinued cash flow hedges.

  At December 31, 2012 and 2011, the maximum length of time over which the Company was hedging its exposure to variability in future cash flows for forecasted transactions did not exceed seven years and five years, respectively.

  At December 31, 2012 and 2011, the balance in AOCI associated with cash flow hedges was $142 million and $126 million, respectively.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)


  The following table presents the effects of derivatives in cash flow hedging relationships on the consolidated statements of operations and the consolidated statements of stockholder's equity:

                                        Amount of Gains (Losses)    Amount and Location of Gains
                                        Deferred in Accumulated      (Losses) Reclassified from
Derivatives in Cash Flow               Other Comprehensive Income Accumulated Other Comprehensive
Hedging Relationships                    (Loss) on Derivatives    Income (Loss) into Income (Loss)
-------------------------------------- -------------------------- --------------------------------
                                          (Effective Portion)           (Effective Portion)
                                       -------------------------- --------------------------------
                                                                           Net Derivative
                                                                           Gains (Losses)
                                                                  --------------------------------
                                                              (In millions)
For the Year Ended December 31, 2012:
 Interest rate swaps..................    $                 27          $                 --
 Interest rate forwards...............                      (1)                            1
 Foreign currency swaps...............                      (9)                           --
                                          --------------------          --------------------
   Total..............................    $                 17          $                  1
                                          ====================          ====================
For the Year Ended December 31, 2011:
 Interest rate swaps..................    $                 57          $                  1
 Interest rate forwards...............                     144                             9
 Foreign currency swaps...............                       7                            (1)
                                          --------------------          --------------------
   Total..............................    $                208          $                  9
                                          ====================          ====================
For the Year Ended December 31, 2010:
 Interest rate swaps..................    $                (21)         $                 --
 Interest rate forwards...............                     (48)                            2
 Foreign currency swaps...............                      (1)                           --
                                          --------------------          --------------------
   Total..............................    $                (70)         $                  2
                                          ====================          ====================

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

  At December 31, 2012, $1 million of deferred net gains (losses) on derivatives in AOCI was expected to be reclassified to earnings within the next 12 months.

Credit Derivatives

  In connection with synthetically created credit investment transactions, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the non-qualifying derivatives and derivatives for purposes other than hedging table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $624 million and $469 million at December 31, 2012 and 2011, respectively. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. At December 31, 2012 and 2011, the Company would have received $5 million and paid $2 million, respectively, to terminate all of these contracts.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)


  The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

                                                                              December 31,
                                              -----------------------------------------------------------------------------
                                                               2012                                   2011
                                              -------------------------------------- --------------------------------------
                                                            Maximum                                Maximum
                                              Estimated    Amount of                 Estimated    Amount of
                                              Fair Value     Future       Weighted   Fair Value     Future       Weighted
                                              of Credit  Payments under   Average    of Credit  Payments under   Average
Rating Agency Designation of Referenced        Default   Credit Default   Years to    Default   Credit Default   Years to
Credit Obligations (1)                          Swaps      Swaps (2)    Maturity (3)   Swaps      Swaps (2)    Maturity (3)
---------------------------------------       ---------- -------------- ------------ ---------- -------------- ------------
                                                    (In millions)                          (In millions)
Aaa/Aa/A
Single name credit default swaps (corporate).  $     1      $    43           2.9     $     1      $    63           4.1
Credit default swaps referencing indices.....       --           42           1.8           1           43           2.8
                                               -------      -------                   -------      -------
  Subtotal...................................        1           85           2.3           2          106           3.6
                                               -------      -------                   -------      -------
Baa
Single name credit default swaps (corporate).        1           80           3.6          (1)          85           4.6
Credit default swaps referencing indices.....        3          423           4.5          (3)         278           4.7
                                               -------      -------                   -------      -------
  Subtotal...................................        4          503           4.4          (4)         363           4.6
                                               -------      -------                   -------      -------
B
Single name credit default swaps (corporate).       --           --            --          --           --            --
Credit default swaps referencing indices.....       --           36           5.0          --           --            --
                                               -------      -------                   -------      -------
  Subtotal...................................       --           36           5.0          --           --            --
                                               -------      -------                   -------      -------
    Total....................................  $     5      $   624           4.1     $    (2)     $   469           4.4
                                               =======      =======                   =======      =======

--------

(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's Investors Service ("Moody's"), S&P and Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.

(2)Assumes the value of the referenced credit obligations is zero.

(3)The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

Credit Risk on Freestanding Derivatives

  The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivatives. Generally, the current credit exposure of the Company's derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)


  The Company manages its credit risk related to OTC derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for netting of payments by product and currency for periodic settlements and a single net payment to be made by one party upon termination. Because exchange-traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivatives. See Note 7 for a description of the impact of credit risk on the valuation of derivatives.

  The Company enters into various collateral arrangements which require both the pledging and accepting of collateral in connection with its OTC derivatives. At December 31, 2012 and 2011, the Company was obligated to return cash collateral under its control of $249 million and $243 million, respectively. This cash collateral is included in cash and cash equivalents or in short-term investments and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheets. At December 31, 2012 and 2011, the Company had received collateral consisting of various securities with a fair market value of $64 million and $66 million, respectively, which were held in separate custodial accounts. Subject to certain constraints, the Company is permitted by contract to sell or repledge this collateral, but at December 31, 2012, none of the collateral had been sold or repledged.

  The Company's collateral arrangements for its OTC derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the fair value of that counterparty's derivatives reaches a pre-determined threshold. Certain of these arrangements also include credit-contingent provisions that provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in the credit ratings of the Company and/or the counterparty. In addition, certain of the Company's netting agreements for derivatives contain provisions that require both the Company and the counterparty to maintain a specific investment grade credit rating from each of Moody's and S&P. If a party's credit ratings were to fall below that specific investment grade credit rating, that party would be in violation of these provisions, and the other party to the derivatives could terminate the transactions and demand immediate settlement and payment based on such party's reasonable valuation of the derivatives.

  The following table presents the estimated fair value of the Company's OTC derivatives that are in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged. The table also presents the incremental collateral that the Company would be required to provide if there was a one notch downgrade in the Company's credit rating at the reporting date or if the Company's credit rating sustained a downgrade to a level that triggered full overnight collateralization or termination of the derivative position at the reporting date. Derivatives that are not subject to collateral agreements are not included in the scope of this table.

                                                      Estimated Fair Value of         Fair Value of Incremental
                                                      Collateral Provided (2):        Collateral Provided Upon:
                                                      ------------------------ ----------------------------------------
                                                                                                   Downgrade in the
                                                                                  One Notch    Company's Credit Rating
                                                                                  Downgrade    to a Level that Triggers
                                     Estimated                                     in the           Full Overnight
                                   Fair Value of                                  Company's      Collateralization or
                                 Derivatives in Net        Fixed Maturity          Credit           Termination of
                               Liability Position (1)        Securities            Rating      the Derivative Position
                               ---------------------- ------------------------ --------------- ------------------------
                                                                    (In millions)
December 31, 2012.............    $           104        $             101     $            --    $                7
December 31, 2011.............    $            --        $              --     $            --    $               --

--------

(1)After taking into consideration the existence of netting agreements.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)


(2)Included in fixed maturity securities in the consolidated balance sheets. Subject to certain constraints, the counterparties are permitted by contract to sell or repledge this collateral. At both December 31, 2012 and 2011, the Company did not provide any cash collateral.

  The Company also has exchange-traded futures, which may require the pledging of collateral. At both December 31, 2012 and 2011, the Company did not pledge any securities collateral for exchange-traded futures. At December 31, 2012 and 2011, the Company provided cash collateral for exchange-traded futures of $2 million and $6 million, respectively, which is included in premiums, reinsurance and other receivables.

Embedded Derivatives

  The Company issues certain products or purchases certain investments that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives. These host contracts principally include: variable annuities with guaranteed minimum benefits, including GMWBs, GMABs and certain GMIBs; affiliated ceded reinsurance of guaranteed minimum benefits related to GMWBs, GMABs and certain GMIBs; and funds withheld on ceded reinsurance.

  The following table presents the estimated fair value and balance sheet location of the Company's embedded derivatives that have been separated from their host contracts at:

                                                                                                December 31,
                                                                                              -----------------
                                                           Balance Sheet Location               2012     2011
                                                 -------------------------------------------- -------- --------
                                                                                                (In millions)
Net embedded derivatives within asset host
contracts:
  Ceded guaranteed minimum benefits............. Premiums, reinsurance and other receivables. $  3,891 $  3,009
  Options embedded in debt or equity securities. Investments.................................      (5)       --
                                                                                              -------- --------
    Net embedded derivatives within asset host contracts.................................     $  3,886 $  3,009
                                                                                              ======== ========
Net embedded derivatives within liability host
contracts:
  Direct guaranteed minimum benefits............ PABs........................................ $    660 $  1,189
  Funds withheld on ceded reinsurance........... Other liabilities...........................      552      416
                                                                                              -------- --------
    Net embedded derivatives within liability host contracts.............................     $  1,212 $  1,605
                                                                                              ======== ========

  The following table presents changes in estimated fair value related to embedded derivatives:

                                                     Years Ended December 31,
                                                   -----------------------------
                                                     2012      2011      2010
                                                   --------- --------- ---------
                                                           (In millions)
Net derivative gains (losses) (1), (2)............ $   1,157 $     510 $     112

--------

(1)The valuation of direct guaranteed minimum benefits includes a nonperformance risk adjustment. The amounts included in net derivative gains (losses) in connection with this adjustment, were ($225) million, $346 million and ($140) million for the years ended December 31, 2012, 2011 and 2010, respectively. In

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

   addition, the valuation of ceded guaranteed minimum benefits includes a nonperformance risk adjustment. The amounts included in net derivative gains (losses) in connection with this adjustment, were $124 million, ($476) million and $210 million for the years ended December 31, 2012, 2011 and 2010, respectively.

(2)See Note 4 for discussion of affiliated net derivative gains (losses) included in the table above.

7. Fair Value

  When developing estimated fair values, the Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and
(iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

Level 1  Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/
         ask spread is used as an indicator of market activity for fixed maturity securities.

Level 2  Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3  Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability.

  Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

  Considerable judgment is often required in interpreting market data to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)


 Recurring Fair Value Measurements

  The assets and liabilities measured at estimated fair value on a recurring basis were determined as described below. These estimated fair values and their corresponding placement in the fair value hierarchy are summarized as follows:

                                                                    December 31, 2012
                                                   ---------------------------------------------------
                                                          Fair Value Hierarchy
                                                   -----------------------------------
                                                                                          Total Estimated
                                                     Level 1     Level 2        Level 3     Fair Value
                                                   ----------- -----------    ----------- ---------------
                                                                      (In millions)
Assets:
Fixed maturity securities:
 U.S. corporate................................... $        -- $     4,475    $       233     $     4,708
 Foreign corporate................................          --       1,624            306           1,930
 RMBS.............................................          --       1,418             48           1,466
 U.S. Treasury and agency.........................         297         994             --           1,291
 State and political subdivision..................          --         924             --             924
 CMBS.............................................          --         516             11             527
 ABS..............................................          --         288             72             360
 Foreign government...............................          --         179              2             181
                                                   ----------- -----------    -----------     -----------
   Total fixed maturity securities................         297      10,418            672          11,387
                                                   ----------- -----------    -----------     -----------
Equity securities:
 Non-redeemable preferred stock...................          --          22              1              23
 Common stock.....................................          --          11             --              11
                                                   ----------- -----------    -----------     -----------
   Total equity securities........................          --          33              1              34
                                                   ----------- -----------    -----------     -----------
Short-term investments............................         245         477             --             722
Derivative assets: (1)
 Interest rate....................................          --         248             53             301
 Foreign currency exchange rate...................          --           3             --               3
 Credit...........................................          --           4              1               5
                                                   ----------- -----------    -----------     -----------
   Total derivative assets........................          --         255             54             309
Net embedded derivatives within asset host
 contracts (2)....................................          --          --          3,891           3,891
Separate account assets (3).......................          75      70,801             --          70,876
                                                   ----------- -----------    -----------     -----------
   Total assets................................... $       617 $    81,984    $     4,618     $    87,219
                                                   =========== ===========    ===========     ===========
Liabilities:
Derivative liabilities: (1)
 Interest rate.................................... $         1 $       103    $        --     $       104
 Foreign currency exchange rate...................          --          10             --              10
 Credit...........................................          --          --             --              --
                                                   ----------- -----------    -----------     -----------
   Total derivative liabilities...................           1         113             --             114
Net embedded derivatives within liability host
 contracts (2)....................................          --          --          1,212           1,212
                                                   ----------- -----------    -----------     -----------
 Total liabilities................................ $         1 $       113    $     1,212     $     1,326
                                                   =========== ===========    ===========     ===========

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)


                                                                    December 31, 2011
                                                   ---------------------------------------------------
                                                          Fair Value Hierarchy
                                                   -----------------------------------
                                                                                       Total Estimated
                                                     Level 1     Level 2     Level 3     Fair Value
                                                   ----------- ----------- ----------- ---------------
                                                                      (In millions)
Assets:
Fixed maturity securities:
 U.S. corporate................................... $        -- $     3,825 $       141      $    3,966
 Foreign corporate................................          --       1,628         144           1,772
 RMBS.............................................          --       1,280          33           1,313
 U.S. Treasury and agency.........................         625         902          --           1,527
 State and political subdivision..................          --         781          --             781
 CMBS.............................................          --         555          12             567
 ABS..............................................          --         310          55             365
 Foreign government...............................          --         164           2             166
                                                   ----------- ----------- -----------      ----------
   Total fixed maturity securities................         625       9,445         387          10,457
                                                   ----------- ----------- -----------      ----------
Equity securities:
 Non-redeemable preferred stock...................          --          --           1               1
 Common stock.....................................           1          --          --               1
                                                   ----------- ----------- -----------      ----------
   Total equity securities........................           1          --           1               2
                                                   ----------- ----------- -----------      ----------
Short-term investments............................         233         546          --             779
Derivative assets: (1)
 Interest rate....................................           1         255          87             343
 Foreign currency exchange rate...................          --           9          --               9
 Credit...........................................          --           3           1               4
                                                   ----------- ----------- -----------      ----------
   Total derivative assets........................           1         267          88             356
Net embedded derivatives within asset host
 contracts (2)....................................          --          --       3,009           3,009
Separate account assets (3).......................          96      56,724          --          56,820
                                                   ----------- ----------- -----------      ----------
   Total assets................................... $       956 $    66,982 $     3,485      $   71,423
                                                   =========== =========== ===========      ==========
Liabilities:
Derivative liabilities: (1)
 Interest rate.................................... $        -- $        13 $        --      $       13
 Foreign currency exchange rate...................          --           3          --               3
 Credit...........................................          --           5          --               5
                                                   ----------- ----------- -----------      ----------
   Total derivative liabilities...................          --          21          --              21
Net embedded derivatives within liability host
 contracts (2)....................................          --          --       1,605           1,605
                                                   ----------- ----------- -----------      ----------
 Total liabilities................................ $        -- $        21 $     1,605      $    1,626
                                                   =========== =========== ===========      ==========

--------

(1)Derivative assets are presented within other invested assets in the consolidated balance sheets and derivative liabilities are presented within other liabilities in the consolidated balance sheets. The amounts are presented gross in the tables above to reflect the presentation in the consolidated balance sheets, but are presented net for purposes of the rollforward in the Fair Value Measurements Using Significant Unobservable Inputs (Level 3) tables.

(2)Net embedded derivatives within asset host contracts are presented within premiums, reinsurance and other receivables in the consolidated balance sheets. Net embedded derivatives within liability host contracts are presented primarily within PABs and other liabilities in the consolidated balance sheets. At December 31, 2012, equity securities included embedded derivatives ($5) million. At December 31, 2011, there were no embedded derivatives included in equity securities.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)


(3)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.

  The following describes the valuation methodologies used to measure assets and liabilities at fair value. The description includes the valuation techniques and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy.

Investments

 Valuation Controls and Procedures

    On behalf of the Company and MetLife, Inc.'s Chief Investment Officer and Chief Financial Officer, a pricing and valuation committee that is independent of the trading and investing functions and comprised of senior management, provides oversight of control systems and valuation policies for securities, mortgage loans and derivatives. On a monthly basis, this committee reviews and approves new transaction types and markets, ensures that observable market prices and market-based parameters are used for valuation, wherever possible, and determines that judgmental valuation adjustments, when applied, are based upon established policies and are applied consistently over time. This committee also provides oversight of the selection of independent third party pricing providers and the controls and procedures to evaluate third party pricing. Periodically, the Chief Accounting Officer reports to MetLife Insurance Company of Connecticut's Audit Committee regarding compliance with fair value accounting standards.

    The Company reviews its valuation methodologies on an ongoing basis and revises those methodologies when necessary based on changing market conditions. Assurance is gained on the overall reasonableness and consistent application of input assumptions, valuation methodologies and compliance with fair value accounting standards through controls designed to ensure valuations represent an exit price. Several controls are utilized, including certain monthly controls, which include, but are not limited to, analysis of portfolio returns to corresponding benchmark returns, comparing a sample of executed prices of securities sold to the fair value estimates, comparing fair value estimates to management's knowledge of the current market, reviewing the bid/ask spreads to assess activity, comparing prices from multiple independent pricing services and ongoing due diligence to confirm that independent pricing services use market-based parameters. The process includes a determination of the observability of inputs used in estimated fair values received from independent pricing services or brokers by assessing whether these inputs can be corroborated by observable market data. The Company ensures that prices received from independent brokers, also referred to herein as "consensus pricing," represent a reasonable estimate of fair value by reviewing such pricing with the Company's knowledge of the current market dynamics and current pricing for similar financial instruments. While independent non-binding broker quotations are utilized, they are not used for a significant portion of the portfolio. For example, fixed maturity securities priced using independent non-binding broker quotations represent 0.2% of the total estimated fair value of fixed maturity securities and 4% of the total estimated fair value of Level 3 fixed maturity securities.

    The Company also applies a formal process to challenge any prices received from independent pricing services that are not considered representative of estimated fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of estimated fair value, independent non-binding broker quotations are obtained, or an internally developed valuation is prepared. Internally developed valuations of current estimated fair value, which reflect internal estimates of liquidity and nonperformance risks, compared with pricing received from the independent pricing services, did not produce

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

  material differences in the estimated fair values for the majority of the portfolio; accordingly, overrides were not material. This is, in part, because internal estimates of liquidity and nonperformance risks are generally based on available market evidence and estimates used by other market participants. In the absence of such market-based evidence, management's best estimate is used.

 Securities and Short-term Investments

    When available, the estimated fair value of these investments are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment.

    When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies, giving priority to observable inputs. The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. When observable inputs are not available, the market standard valuation methodologies rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs can be based in large part on management's judgment or estimation and cannot be supported by reference to market activity. Even though these inputs are unobservable, management believes they are consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

Level 2 Valuation Techniques and Key Inputs:

  This level includes fixed maturity securities and equity securities priced principally by independent pricing services using observable inputs. Short-term investments within this level are of a similar nature and class to the Level 2 fixed maturity securities and equity securities.

 U.S. corporate and foreign corporate securities

    These securities are principally valued using the market and income approaches. Valuations are based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yields, spreads off benchmark yields, new issuances, issuer rating, duration, and trades of identical or comparable securities. Investment grade privately placed securities are valued using discounted cash flow methodologies using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues that incorporate the credit quality and industry sector of the issuer. This level also includes certain below investment grade privately placed fixed maturity securities priced by independent pricing services that use observable inputs.

 Structured securities comprised of RMBS, CMBS and ABS

    These securities are principally valued using the market and income approaches. Valuation is based primarily on matrix pricing, discounted cash flow methodologies or other similar techniques using standard market inputs including spreads for actively traded securities, spreads off benchmark yields, expected

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

  prepayment speeds and volumes, current and forecasted loss severity, rating, weighted average coupon, weighted average maturity, average delinquency rates, geographic region, debt-service coverage ratios and issuance-specific information, including, but not limited to: collateral type, payment terms of the underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

 U.S. Treasury and agency securities

    These securities are principally valued using the market approach. Valuation is based primarily on quoted prices in markets that are not active or using matrix pricing or other similar techniques using standard market observable inputs such as benchmark U.S. Treasury yield curve, the spread off the U.S. Treasury yield curve for the identical security and comparable securities that are actively traded.

 State and political subdivision and foreign government securities

    These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market observable inputs including benchmark U.S. Treasury yield or other yields, issuer ratings, broker-dealer quotes, issuer spreads and reported trades of similar securities, including those within the same sub-sector or with a similar maturity or credit rating.

 Non-redeemable preferred and common stock

    These securities are principally valued using the market approach where market quotes are available but are not considered actively traded. Valuation is based principally on observable inputs including quoted prices in markets that are not considered active.

Level 3 Valuation Techniques and Key Inputs:

  In general, fixed maturity securities and equity securities classified within Level 3 use many of the same valuation techniques and inputs as described in the Level 2 Valuation Techniques and Key Inputs. However, if key inputs are unobservable, or if the investments are less liquid and there is very limited trading activity, the investments are generally classified as Level 3. The use of independent non-binding broker quotations to value investments generally indicates there is a lack of liquidity or a lack of transparency in the process to develop the valuation estimates, generally causing these investments to be classified in Level 3.

  U.S. corporate and foreign corporate securities

    These securities, including financial services industry hybrid securities classified within fixed maturity securities, are principally valued using the market approach. Valuations are based primarily on matrix pricing or other similar techniques that utilize unobservable inputs or inputs that cannot be derived principally from, or corroborated by, observable market data, including illiquidity premium, delta spread adjustments or spreads over below investment grade curves to reflect industry trends or specific credit-related issues; and inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2. Certain valuations are based on independent non-binding broker quotations.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)


  Structured securities comprised of RMBS, CMBS and ABS

    These securities are principally valued using the market and income approaches. Valuation is based primarily on matrix pricing, discounted cash flow methodologies or other similar techniques that utilize inputs that are unobservable or cannot be derived principally from, or corroborated by, observable market data including spreads over below investment grade curves to reflect industry trends on specific credit-related issues. Below investment grade securities, alternative residential mortgage loan RMBS and sub-prime RMBS included in this level are valued based on inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2. Certain of these valuations are based on independent non-binding broker quotations.

  Foreign government securities

    These securities are principally valued using the market and income approaches. Valuation is based primarily on independent non-binding broker quotations and inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2.

  Non-redeemable preferred stock

    These securities, including privately held securities and financial services industry hybrid securities classified within equity securities, are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing, discounted cash flow methodologies or other similar techniques using inputs such as comparable credit rating and issuance structure. Certain of these securities are valued based on inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2 and independent non-binding broker quotations.

 Separate Account Assets

  Separate account assets are carried at estimated fair value and reported as a summarized total on the consolidated balance sheets. The estimated fair value of separate account assets is based on the estimated fair value of the underlying assets. Assets within the Company's separate accounts include: mutual funds, fixed maturity securities, equity securities, derivatives, short-term investments and cash and cash equivalents.

  Level 2 Valuation Techniques and Key Inputs:

    These assets are comprised of investments that are similar in nature to the instruments described under "-- Securities and Short-term Investments." Also included are certain mutual funds without readily determinable fair values, as prices are not published publicly. Valuation of the mutual funds is based upon quoted prices or reported NAVs provided by the fund managers.

Derivatives

  The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing such

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models. The valuation controls and procedures for derivatives are described in "--Investments."

  The significant inputs to the pricing models for most OTC derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain OTC derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant inputs that are unobservable generally include references to emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

  The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its derivatives using the standard swap curve which includes a spread to the risk free rate. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with the standard swap curve. As the Company and its significant derivative counterparties consistently execute trades at such pricing levels, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

  Most inputs for OTC derivatives are mid-market inputs but, in certain cases, bid level inputs are used when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

  Freestanding Derivatives

   Level 2 Valuation Techniques and Key Inputs:

     This level includes all types of derivatives utilized by the Company with the exception of exchange-traded derivatives included within Level 1 and those derivatives with unobservable inputs as described in Level 3. These derivatives are principally valued using the income approach.

    Interest rate

     Non-option-based. -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and London Interbank Offered Rate ("LIBOR") basis curves.

     Option-based. -- Valuations are based on option pricing models, which utilize significant inputs that may include the swap yield curve, LIBOR basis curves and interest rate volatility.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)


    Foreign currency exchange rate

     Non-option-based. -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, LIBOR basis curves, currency spot rates and cross currency basis curves.

    Credit

     Non-option-based. -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, credit curves and recovery rates.

  Level 3 Valuation Techniques and Key Inputs:

    These derivatives are principally valued using the income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models. These valuation methodologies generally use the same inputs as described in the corresponding sections above for Level 2 measurements of derivatives. However, these derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.

    Interest rate

     Non-option-based. -- Significant unobservable inputs may include the extrapolation beyond observable limits of the swap yield curve and LIBOR basis curves.

    Credit

     Non-option-based. -- Significant unobservable inputs may include credit spreads, repurchase rates and the extrapolation beyond observable limits of the swap yield curve and credit curves.

 Embedded Derivatives

  Embedded derivatives principally include certain direct and ceded variable annuity guarantees and embedded derivatives related to funds withheld on ceded reinsurance. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

  The Company issues certain variable annuity products with guaranteed minimum benefits. GMWBs, GMABs and GMIBs are embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within PABs in the consolidated balance sheets.

  The fair value of these embedded derivatives, estimated as the present value of projected future benefits minus the present value of projected future fees using actuarial and capital market assumptions including expectations concerning policyholder behavior, is calculated by the Company's actuarial department. The calculation is based on in-force business, and is performed using standard actuarial valuation software which projects future cash flows from the embedded derivative over multiple risk neutral stochastic scenarios using observable risk free rates.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)


  Capital market assumptions, such as risk free rates and implied volatilities, are based on market prices for publicly traded instruments to the extent that prices for such instruments are observable. Implied volatilities beyond the observable period are extrapolated based on observable implied volatilities and historical volatilities. Actuarial assumptions, including mortality, lapse, withdrawal and utilization, are unobservable and are reviewed at least annually based on actuarial studies of historical experience.

  The valuation of these guarantee liabilities includes nonperformance risk adjustments and adjustments for a risk margin related to non-capital market inputs. The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife's debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries compared to MetLife.

  Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees. These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in nonperformance risk; and variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs, may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

  The Company ceded, to an affiliated reinsurance company, the risk associated with certain of the GMIBs, GMABs and GMWBs described above that are also accounted for as embedded derivatives. In addition to ceding risks associated with guarantees that are accounted for as embedded derivatives, the Company also cedes, to the same affiliated reinsurance company, certain directly written GMIBs that are accounted for as insurance (i.e., not as embedded derivatives), but where the reinsurance agreement contains an embedded derivative. These embedded derivatives are included within premiums, reinsurance and other receivables in the consolidated balance sheets with changes in estimated fair value reported in net derivative gains (losses). The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with that described previously for the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

  The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as previously described in "-- Investments -- Securities and Short-term Investments." The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities in the consolidated balance sheets with changes in estimated fair value recorded in net derivative gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)


 Embedded Derivatives Within Asset and Liability Host Contracts

  Level 3 Valuation Techniques and Key Inputs:

   Direct Guaranteed Minimum Benefits

     These embedded derivatives are principally valued using the income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curve, currency exchange rates and implied volatilities. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the extrapolation beyond observable limits of the swap yield curve and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, nonperformance risk and cost of capital for purposes of calculating the risk margin.

   Reinsurance Ceded on Certain Guaranteed Minimum Benefits

     These embedded derivatives are principally valued using the income approach. The valuation techniques and significant market standard unobservable inputs used in their valuation are similar to those described above in "-- Direct Guaranteed Minimum Benefits" and also include counterparty credit spreads.

Transfers between Levels

  Overall, transfers between levels occur when there are changes in the observability of inputs and market activity. Transfers into or out of any level are assumed to occur at the beginning of the period.

 Transfers between Levels 1 and 2:

    During 2012, there were no transfers between Levels 1 and 2 for assets and liabilities measured at estimated fair value and still held at December 31, 2012. During 2011, transfers between Levels 1 and 2 were not significant for assets and liabilities measured at estimated fair value and still held at December 31, 2011.

 Transfers into or out of Level 3:

  Transfers into or out of Level 3 are presented in the tables which follow. Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

  Transfers into Level 3 for fixed maturity securities were due primarily to a lack of trading activity, decreased liquidity and credit ratings downgrades (e.g., from investment grade to below investment grade) which have resulted in decreased transparency of valuations and an increased use of independent non-binding broker quotations and unobservable inputs, such as illiquidity premiums, delta spread adjustments, or spreads from below investment grade curves.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)


  Transfers out of Level 3 for fixed maturity securities resulted primarily from increased transparency of both new issuances that, subsequent to issuance and establishment of trading activity, became priced by independent pricing services and existing issuances that, over time, the Company was able to obtain pricing from, or corroborate pricing received from, independent pricing services with observable inputs or increases in market activity and upgraded credit ratings.

  Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

  The following table presents certain quantitative information about the significant unobservable inputs used in the fair value measurement for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at December 31, 2012.

                                                                                                                      Weighted
                             Valuation Techniques               Significant Unobservable Inputs          Range        Average
                     ------------------------------------- --------------------------------------   ---------------   --------

Fixed maturity
 securities:

 U.S. corporate and  . Matrix pricing                      . Delta spread adjustments (1)                9  -     240     60
  foreign corporate
                                                           . Illiquidity premium (1)                    30  -      30
                                                           . Spreads from below investment grade        23  -     653    163
                                                            curves (1)
                     . Market pricing                      . Quoted prices (2)                         (40) -     477    143
                     . Consensus pricing                   . Offered quotes (2)                         68  -     103
                     ---------------------------------------------------------------------------------------------------------

 RMBS                . Matrix pricing and discounted cash  . Spreads from below investment grade       100  -   1,213    610
                      flow                                  curves (1)
                     . Market pricing                      . Quoted prices (2)                         100  -     100    100
                     ---------------------------------------------------------------------------------------------------------

 CMBS                . Matrix pricing and discounted cash  . Spreads from below investment grade       100  -   1,250  1,250
                      flow                                  curves (1)
                     . Market pricing                      . Quoted prices (2)                         100  -     104    104
                     ---------------------------------------------------------------------------------------------------------

 ABS                 . Matrix pricing and discounted cash  . Spreads from below investment grade       101  -     102    101
                      flow                                  curves (1)
                     . Market pricing                      . Quoted prices (2)                         100  -     101    100
                     . Consensus pricing                   . Offered quotes (2)                        111  -     111
                     ---------------------------------------------------------------------------------------------------------

Derivatives:

 Interest rate       . Present value techniques            . Swap yield (1)                            296  -     340
                     ---------------------------------------------------------------------------------------------------------

 Credit              . Present value techniques            . Credit spreads (1)                        100  -     100
                     ---------------------------------------------------------------------------------------------------------

Embedded
 derivatives:

 Direct and ceded    . Option pricing techniques           . Mortality rates:
  guaranteed
 minimum benefits                                            Ages 0 - 40                                0%  -   0.10%
                                                             Ages 41 - 60                            0.05%  -   0.64%
                                                             Ages 61 - 115                           0.32%  -    100%
                                                           . Lapse rates:
                                                             Durations 1 - 10                        0.50%  -    100%
                                                             Durations 11 - 20                          3%  -    100%
                                                             Durations 21 - 116                         3%  -    100%

                                                           . Utilization rates (3)                     20%  -     50%
                                                           . Withdrawal rates                        0.07%  -     10%
                                                           . Long-term equity volatilities          17.40%  -     25%
                                                           . Nonperformance risk spread              0.10%  -   0.67%
                     ---------------------------------------------------------------------------------------------------------


--------

(1)For this unobservable input, range and weighted average are presented in basis points.

(2)For this unobservable input, range and weighted average are presented in accordance with the market convention for fixed maturity securities of dollars per hundred dollars of par.

(3)This range is attributable to certain GMIBs and lifetime withdrawal benefits.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)


  The following is a summary of the valuation techniques and significant unobservable inputs used in the fair value measurement for other assets and liabilities classified within Level 3. These assets and liabilities are subject to the controls described under "-- Investments -- Valuation Controls and Procedures." Generally, all other classes of securities including those within separate account assets and embedded derivatives within funds withheld related to certain ceded reinsurance use the same valuation techniques and significant unobservable inputs as previously described for Level 3 fixed maturity securities. This includes matrix pricing and discounted cash flow methodologies, inputs such as quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2, as well as independent non-binding broker quotations. The sensitivity of the estimated fair value to changes in the significant unobservable inputs for these assets and liabilities is similar in nature to that described below. The valuation techniques and significant unobservable inputs used in the fair value measurement for the more significant assets measured at estimated fair value on a nonrecurring basis and determined using significant unobservable inputs (Level 3) are summarized in "-- Nonrecurring Fair Value Measurements."

  A description of the sensitivity of the estimated fair value to changes in the significant unobservable inputs for certain of the major asset and liability classes described above is as follows:

  Securities

  Significant spread widening in isolation will adversely impact the overall valuation, while significant spread tightening will lead to substantial valuation increases. Significant increases (decreases) in expected default rates in isolation would result in substantially lower (higher) valuations. Significant increases (decreases) in offered quotes in isolation would result in substantially higher (lower) valuations. For U.S. and foreign corporate securities, significant increases (decreases) in illiquidity premiums in isolation would result in substantially lower (higher) valuations. For RMBS, CMBS and ABS, changes in the assumptions used for the probability of default is accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumptions used for prepayment rates.

  Interest rate derivatives

  Significant increases (decreases) in the unobservable portion of the swap yield curve in isolation will result in substantial valuation changes.

  Credit derivatives

  Credit derivatives with significant unobservable inputs are primarily comprised of credit default swaps written by the Company. Significant credit spread widening in isolation will result in substantially higher adverse valuations, while significant spread tightening will result in substantially lower adverse valuations.

  Direct and ceded guaranteed minimum benefits

  For any increase (decrease) in mortality and lapse rates, the fair value of the guarantees will decrease (increase). For any increase (decrease) in utilization and volatility, the fair value of the guarantees will increase (decrease). Specifically for GMWBs, for any increase (decrease) in withdrawal rates, the fair value of the guarantees will increase (decrease). Specifically for GMABs and GMIBs, for any increase (decrease) in withdrawal rates, the fair value of the guarantees will decrease (increase).

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)


  The following tables summarize the change of all assets and (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3), including realized and unrealized gains (losses) of all assets and (liabilities) and realized and unrealized gains (losses) of all assets and (liabilities) still held at the end of the respective periods:

                                          Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                      --------------------------------------------------------------------------------
                                                                 Fixed Maturity Securities:
                                      --------------------------------------------------------------------------------

                                                                          State and
                                         U.S.       Foreign               Political                          Foreign
                                       Corporate   Corporate     RMBS    Subdivision     CMBS       ABS     Government
                                      ----------  ----------  ---------  -----------  ---------  ---------  ----------
                                                                       (In millions)
Year Ended December 31, 2012:
Balance, January 1,..................                                    $       --
                                      $      141  $      144  $      33               $      12  $      55   $      2
Total realized/unrealized gains
 (losses) included in:
 Net income (loss): (1), (2)
   Net investment income.............         --          --         --          --          --         --         --
   Net investment gains (losses).....         --          --         --          --          --         --         --
   Net derivative gains (losses).....         --          --         --          --          --         --         --
 Other comprehensive income (loss)...          9          16          3          --          --          2         --
Purchases (3)........................         75         121         19          --          --         26         --
Sales (3)............................        (11)         (1)        (7)         --         (11)        (6)        --
Issuances (3)........................         --          --         --          --          --         --         --
Settlements (3)......................         --          --         --          --          --         --         --
Transfers into Level 3 (4)...........         27          26         --          --          10         --         --
Transfers out of Level 3 (4).........         (8)         --         --          --          --         (5)        --
                                      ----------  ----------  ---------  ----------   ---------  ---------   --------
Balance, December 31,................ $      233  $      306  $      48  $       --   $      11  $      72   $      2
                                      ==========  ==========  =========  ==========   =========  =========   ========
Changes in unrealized gains (losses)
 included in net income (loss): (5)
   Net investment income............. $       --  $       --  $      --  $       --   $      --  $      --   $     --
   Net investment gains (losses)..... $       --  $       --  $      --  $       --   $      --  $      --   $     --
   Net derivative gains (losses)..... $       --  $       --  $      --  $       --   $      --  $      --   $     --

                                           Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                      ----------------------------------------------------------------------------------
                                      Equity Securities:                    Net Derivatives: (6)
                                      ------------------             -----------------------------------
                                             Non-                                  Foreign
                                          redeemable                               Currency
                                          Preferred      Short-term    Interest    Exchange               Net Embedded
                                            Stock        Investments     Rate        Rate       Credit   Derivatives (7)
                                      ------------------ ----------- -----------  ----------- ---------- ---------------
                                                                        (In millions)
Year Ended December 31, 2012:
Balance, January 1,..................    $         1     $        -- $        87  $        -- $        1 $        1,404
Total realized/unrealized gains
 (losses) included in:
 Net income (loss): (1), (2)
   Net investment income.............             --              --          --           --         --             --
   Net investment gains (losses).....             --              --          --           --         --             --
   Net derivative gains (losses).....             --              --           2           --         --          1,156
 Other comprehensive income (loss)...             --              --          (1)          --         --             --
Purchases (3)........................             --              --          --           --         --             --
Sales (3)............................             --              --          --           --         --             --
Issuances (3)........................             --              --          --           --         --             --
Settlements (3)......................             --              --         (35)          --         --            119
Transfers into Level 3 (4)...........             --              --          --           --         --             --
Transfers out of Level 3 (4).........             --              --          --           --         --             --
                                         -----------     ----------- -----------  ----------- ---------- --------------
Balance, December 31,................    $         1     $        -- $        53  $        -- $        1 $        2,679
                                         ===========     =========== ===========  =========== ========== ==============
Changes in unrealized gains (losses)
 included in net income (loss): (5)
   Net investment income.............    $        --     $        -- $        --  $        -- $       -- $           --
   Net investment gains (losses).....    $        --     $        -- $        --  $        -- $       -- $           --
   Net derivative gains (losses).....    $        --     $        -- $        --  $        -- $       -- $        1,179

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)


                                         Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                      ----------------------------------------------------------------------------
                                                               Fixed Maturity Securities:
                                      ----------------------------------------------------------------------------
                                                                         State and
                                                                         Political
                                         U.S.      Foreign              Subdivision                       Foreign
                                       Corporate  Corporate     RMBS    Securities    CMBS       ABS     Government
                                      ----------  ---------  ---------  ----------- --------  ---------  ----------
                                                                      (In millions)
Year Ended December 31, 2011:
Balance, January 1,.................. $      162  $      91  $      41   $      --  $      7  $      55   $      4
Total realized/unrealized gains
 (losses) included in:
 Net income (loss): (1), (2)
   Net investment income.............         --         --         --          --        --         --         --
   Net investment gains (losses).....         --         --         --          --         1         --         --
   Net derivative gains (losses).....         --         --         --          --        --         --         --
 Other comprehensive income (loss)...         11         (3)        --          --        --          1         --
Purchases (3)........................         34         70         10          --         7         49         --
Sales (3)............................         (7)       (15)        (8)         --        (3)        (9)        (2)
Issuances (3)........................         --         --         --          --        --         --         --
Settlements (3)......................         --         --         --          --        --         --         --
Transfers into Level 3 (4)...........         --          3         --          --        --         --         --
Transfers out of Level 3 (4).........        (59)        (2)       (10)         --        --        (41)        --
                                      ----------  ---------  ---------   ---------  --------  ---------   --------
Balance, December 31,................ $      141  $     144  $      33   $      --  $     12  $      55   $      2
                                      ==========  =========  =========   =========  ========  =========   ========
Changes in unrealized gains (losses)
 included in net income (loss): (5)
   Net investment income............. $       --  $      --  $      --   $      --  $     --  $      --   $     --
   Net investment gains (losses)..... $       --  $      --  $      --   $      --  $     --  $      --   $     --
   Net derivative gains (losses)..... $       --  $      --  $      --   $      --  $     --  $      --   $     --

                                            Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                      ------------------------------------------------------------------------------------
                                      Equity Securities:                     Net Derivatives: (6)
                                      ------------------             -------------------------------------
                                             Non-                                    Foreign
                                          redeemable                                 Currency                    Net
                                          Preferred      Short-term                  Exchange                 Embedded
                                            Stock        Investments Interest Rate     Rate       Credit   Derivatives (7)
                                      ------------------ ----------- ------------- -----------  ---------- ---------------
                                                                         (In millions)
Year Ended December 31, 2011:
Balance, January 1,..................   $            1   $        6  $        (48) $        --  $        1  $        751
Total realized/unrealized gains
 (losses) included in:
 Net income (loss): (1), (2)
   Net investment income.............               --           --            --           --          --            --
   Net investment gains (losses).....               (1)          --            --           --          --            --
   Net derivative gains (losses).....               --           --             9           --          --           510
 Other comprehensive income (loss)...                1           --           135           --          --            --
Purchases (3)........................               --           --            --           --          --            --
Sales (3)............................               --           (6)           --           --          --            --
Issuances (3)........................               --           --            --           --          --            --
Settlements (3)......................               --           --            (9)          --          --           143
Transfers into Level 3 (4)...........               --           --            --           --          --            --
Transfers out of Level 3 (4).........               --           --            --           --          --            --
                                        --------------   ----------  ------------  -----------  ----------  ------------
Balance, December 31,................   $            1   $       --  $         87  $        --  $        1  $      1,404
                                        ==============   ==========  ============  ===========  ==========  ============
Changes in unrealized gains (losses)
 included in net income (loss): (5)
   Net investment income.............   $           --   $       --  $         --  $        --  $       --  $         --
   Net investment gains (losses).....   $           (1)  $       --  $         --  $        --  $       --  $         --
   Net derivative gains (losses).....   $           --   $       --  $         --  $        --  $       --  $        520

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)


                                        Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                      ----------------------------------------------------------------------------
                                                               Fixed Maturity Securities:
                                      ----------------------------------------------------------------------------
                                                                          State and
                                                                          Political
                                         U.S.       Foreign              Subdivision                     Foreign
                                       Corporate   Corporate     RMBS    Securities    CMBS      ABS    Government
                                      -----------  ---------  ---------  ----------- -------- --------- ----------
                                                                     (In millions)
Year Ended December 31, 2010:
Balance, January 1,.................. $       139  $      70  $      30   $      1   $      1 $      38 $      --
Total realized/unrealized gains
 (losses) included in:
 Net income (loss): (1), (2)
   Net investment income.............          --         --         --         --         --        --        --
   Net investment gains (losses).....          --          1         --         --         --        --        --
   Net derivative gains (losses).....          --         --         --         --         --        --        --
 Other comprehensive income (loss)...           4          7          7         --          1         4        --
Purchases, sales, issuances and
 settlements (3).....................          --         38        (11)        --          5        13         4
Transfers into Level 3 (4)...........          24         --         15         --         --        --        --
Transfers out of Level 3 (4).........          (5)       (25)        --         (1)        --        --        --
                                      -----------  ---------  ---------   --------   -------- --------- ---------
Balance, December 31,................ $       162  $      91  $      41   $     --   $      7 $      55 $       4
                                      ===========  =========  =========   ========   ======== ========= =========
Changes in unrealized gains (losses)
 included in net income (loss): (5)
   Net investment income............. $        --  $      --  $       1   $     --   $     -- $      -- $      --
   Net investment gains (losses)..... $        --  $      --  $      --   $     --   $     -- $      -- $      --
   Net derivative gains (losses)..... $        --  $      --  $      --   $     --   $     -- $      -- $      --

                                             Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                      -------------------------------------------------------------------------------------
                                      Equity Securities:                       Net Derivatives: (6)
                                      ------------------               -----------------------------------
                                             Non-                                    Foreign
                                          redeemable                                 Currency                     Net
                                          Preferred       Short-term     Interest    Exchange                  Embedded
                                            Stock         Investments      Rate        Rate       Credit    Derivatives (7)
                                      ------------------ ------------- -----------  ----------- ----------  ---------------
                                                                          (In millions)
Year Ended December 31, 2010:
Balance, January 1,..................    $         1     $          -- $        --  $        -- $        3   $        536
Total realized/unrealized gains
 (losses) included in:
 Net income (loss): (1), (2)
   Net investment income.............             --                --          --           --         --             --
   Net investment gains (losses).....             --                --          --           --         --             --
   Net derivative gains (losses).....             --                --          --           --         (1)           112
 Other comprehensive income (loss)...             --                --         (48)          --         --             --
Purchases, sales, issuances and
 settlements (3).....................             --                 6          --           --         (1)           103
Transfers into Level 3 (4)...........             --                --          --           --         --             --
Transfers out of Level 3 (4).........             --                --          --           --         --             --
                                         -----------     ------------- -----------  ----------- ----------   ------------
Balance, December 31,................    $         1     $           6 $       (48) $        -- $        1   $        751
                                         ===========     ============= ===========  =========== ==========   ============
Changes in unrealized gains (losses)
 included in net income (loss): (5)
   Net investment income.............    $        --     $          -- $        --  $        -- $       --   $         --
   Net investment gains (losses).....    $        --     $          -- $        --  $        -- $       --   $         --
   Net derivative gains (losses).....    $        --     $          -- $        --  $        -- $       (1)  $        120

--------

(1)Amortization of premium/discount is included within net investment income. Impairments charged to net income (loss) on securities are included in net investment gains (losses). Lapses associated with net embedded derivatives are included in net derivative gains (losses).

(2)Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

(3)The amount reported within purchases, sales, issuances and settlements is the purchase or issuance price and the sales or settlement proceeds based upon the actual date purchased or issued and sold or settled, respectively. Items purchased/issued and sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)


(4)Gains and losses, in net income (loss) and OCI, are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.

(5)Relates to assets and liabilities still held at the end of the respective periods.

(6)Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.

(7)Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

Nonrecurring Fair Value Measurements

  The following table presents information for assets measured at estimated fair value on a nonrecurring basis during the periods presented; that is, they are not measured at fair value on a recurring basis but are subject to fair value adjustments only in certain circumstances (for example, when there is evidence of impairment). The estimated fair values for these assets were determined using significant unobservable inputs (Level 3).

                                                                                            Years Ended December 31,
                                                   -----------------------------------------------------------------------
                                                                  2012                                2011
                                                   ----------------------------------- -----------------------------------
                                                    Carrying    Carrying                Carrying    Carrying
                                                      Value       Value                   Value       Value
                                                    Prior to      After       Gains     Prior to      After       Gains
                                                   Measurement Measurement    (Losses) Measurement Measurement    (Losses)
                                                   ----------- ----------- ----------- ----------- ----------- -----------
                                                                                                  (In millions)
Other limited partnership interests (1)...........   $   --      $   --      $   --      $   --      $   --      $   --
Real estate joint ventures (2)....................   $   --      $   --      $   --      $   --      $   --      $   --

                                                   ------------------------------------
                                                                  2010
                                                   -----------------------------------
                                                    Carrying    Carrying
                                                      Value       Value
                                                    Prior to      After       Gains
                                                   Measurement Measurement    (Losses)
                                                   ----------- ----------- -----------

Other limited partnership interests (1)...........    $   4       $   3      $   (1)
Real estate joint ventures (2)....................    $   3       $   1      $   (2)

--------

(1)These investments were accounted for using the cost method. Estimated fair value is determined from information provided in the financial statements of the underlying entities including NAV data. These investments include private equity and debt funds that typically invest primarily in various strategies including domestic and international leveraged buyout funds; power, energy, timber and infrastructure development funds; venture capital funds; and below investment grade debt and mezzanine debt funds. Distributions will be generated from investment gains, from operating income from the underlying investments of the funds and from liquidation of the underlying assets of the funds. It is estimated that the underlying assets of the funds will be liquidated over the next two to 10 years.

(2)These investments were accounted for using the cost method. Estimated fair value is determined from information provided in the financial statements of the underlying entities including NAV data. These investments include several real estate funds that typically invest primarily in commercial real estate. Distributions will be generated from investment gains, from operating income from the underlying investments of the funds and from liquidation of the underlying assets of the funds. It is estimated that the underlying assets of the funds will be liquidated over the next two to 10 years.

Fair Value of Financial Instruments Carried at Other Than Fair Value

  The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income, payables for collateral under securities loaned and other transactions

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

and those short-term investments that are not securities, such as time deposits, and therefore are not included in the three level hierarchy table disclosed in the "-- Recurring Fair Value Measurements" section. The estimated fair value of these financial instruments, which are primarily classified in Level 2 and, to a lesser extent, in Level 1, approximate carrying value as they are short-term in nature such that the Company believes there is minimal risk of material changes in interest rates or credit quality. The tables below also exclude financial instruments reported at estimated fair value on a recurring basis. See "-- Recurring Fair Value Measurements." All remaining balance sheet amounts excluded from the table below are not considered financial instruments subject to this disclosure.

  The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

                                                                 December 31, 2012
                                              -------------------------------------------------------
                                                            Fair Value Hierarchy
                                                        -----------------------------
                                              Carrying                                Total Estimated
                                               Value     Level 1   Level 2   Level 3    Fair Value
                                              --------- --------- --------- --------- ---------------
                                                                   (In millions)
Assets:
Mortgage loans, net.......................... $   1,678 $      -- $      -- $   1,855    $   1,855
Policy loans................................. $     130 $      -- $      95 $      38    $     133
Real estate joint ventures................... $       7 $      -- $      -- $       9    $       9
Other limited partnership interests.......... $      12 $      -- $      -- $      13    $      13
Other invested assets........................ $     126 $      -- $     161 $      --    $     161
Premiums, reinsurance and other receivables.. $   5,387 $      -- $       2 $   6,195    $   6,197
Liabilities:
PABs......................................... $   7,497 $      -- $      -- $   8,237    $   8,237
Long-term debt............................... $      41 $      -- $      41 $      --    $      41
Other liabilities............................ $     169 $      -- $      13 $     156    $     169
Separate account liabilities................. $   1,030 $      -- $   1,030 $      --    $   1,030
Commitments: (1)
Mortgage loan commitments.................... $      -- $      -- $      -- $      --    $      --
Commitments to fund private corporate bond
 investments................................. $      -- $      -- $       8 $      --    $       8

                                                      December 31, 2011
                                                   -----------------------
                                                                Estimated
                                                    Carrying      Fair
                                                     Value        Value
                                                   ----------- -----------
                                                        (In millions)
     Assets:
     Mortgage loans, net.......................... $     1,508 $     1,617
     Policy loans................................. $       102 $       104
     Real estate joint ventures................... $         7 $         8
     Other limited partnership interests.......... $         9 $        11
     Other invested assets........................ $       125 $       139
     Premiums, reinsurance and other receivables.. $     5,379 $     6,167
     Liabilities:
     PABs......................................... $     6,316 $     6,954
     Long-term debt............................... $        42 $        50
     Other liabilities............................ $       147 $       147
     Separate account liabilities................. $       985 $       985
     Commitments: (1)
     Mortgage loan commitments.................... $        -- $        --
     Commitments to fund private corporate bond
      investments................................. $        -- $         9

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

--------

(1)Commitments are off-balance sheet obligations. Negative estimated fair values represent off-balance sheet liabilities. See Note 12 for additional information on these off-balance sheet obligations.

  The methods, assumptions and significant valuation techniques and inputs used to estimate the fair value of financial instruments are summarized as follows:

 Mortgage Loans

  The estimated fair value of mortgage loans is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk.

 Policy Loans

  Policy loans with fixed interest rates are classified within Level 3. The estimated fair values for these loans are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed by applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. Policy loans with variable interest rates are classified within Level 2 and the estimated fair value approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

 Real Estate Joint Ventures and Other Limited Partnership Interests

  The amounts disclosed in the preceding tables consist of those investments accounted for using the cost method. The estimated fair values for such cost method investments are generally based on the Company's share of the NAV as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

 Other Invested Assets

  Other invested assets within the preceding tables are principally comprised of loans to affiliates. The estimated fair value of loans to affiliates is determined by discounting the expected future cash flows using market interest rates currently available for instruments with similar terms and remaining maturities.

 Premiums, Reinsurance and Other Receivables

  Premiums, reinsurance and other receivables in the preceding tables are principally comprised of certain amounts recoverable under reinsurance agreements and amounts receivable for securities sold but not yet settled.

  Amounts recoverable under ceded reinsurance agreements, which the Company has determined do not transfer significant risk such that they are accounted for using the deposit method of accounting, have been classified as Level 3. The valuation is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using interest rates determined to reflect the appropriate credit standing of the assuming counterparty.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)


  PABs

  PABs in the preceding tables include investment contracts. Embedded derivatives on investment contracts and certain variable annuity guarantees accounted for as embedded derivatives are excluded from this caption in the preceding tables as they are separately presented in "-- Recurring Fair Value Measurements."

  The investment contracts primarily include fixed deferred annuities, fixed term payout annuities and total control accounts. The valuation of these investment contracts is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using current market risk-free interest rates adding a spread to reflect the nonperformance risk in the liability.

  Long-term Debt

  The Company evaluates the specific terms, facts and circumstances of long-term debt to determine the appropriate estimated fair values, which are not materially different from the carrying values.

  Other Liabilities

  Other liabilities consist primarily of interest payable, amounts due for securities purchased but not yet settled and funds withheld amounts payable, which are contractually withheld by the Company in accordance with the terms of the reinsurance agreements. The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which are not materially different from the carrying values.

  Separate Account Liabilities

  Separate account liabilities included in the preceding tables represent those balances due to policyholders under contracts that are classified as investment contracts.

  Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance and certain contracts that provide for benefit funding.

  Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described in the section "-- Recurring Fair Value Measurements," the value of those assets approximates the estimated fair value of the related separate account liabilities. The valuation techniques and inputs for separate account liabilities are similar to those described for separate account assets.

  Mortgage Loan Commitments and Commitments to Fund Private Corporate Bond Investments

  The estimated fair values for mortgage loan commitments that will be held for investment and commitments to fund private corporate bonds that will be held for investment reflected in the above tables represent the difference between the discounted expected future cash flows using interest rates that incorporate current credit risk for similar instruments on the reporting date and the principal amounts of the commitments.

8. Long-term Debt

  In December 2010, Greater Sandhill I, LLC ("Greater Sandhill"), an affiliate, issued to a third party long-term notes for $45 million maturing in 2030 with an interest rate of 7.03%. The notes were issued in exchange for

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

certain investments, which are included in other invested assets. During the years ended December 31, 2012 and 2011, Greater Sandhill repaid $1 million and $3 million of the long term notes. The outstanding balance of the notes was $41 million and $42 million at December 31, 2012 and 2011, respectively.

  The aggregate maturities of long-term debt at December 31, 2012 are $1 million in each of 2013, 2014, 2015, 2016 and 2017 and $36 million thereafter.

  Interest expense related to the Company's indebtedness included in other expenses was $3 million, $3 million and less than $1 million for the years ended December 31, 2012, 2011 and 2010, respectively.

9. Equity

Statutory Equity and Income

  Each U.S. insurance company's state of domicile imposes risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). Regulatory compliance is determined by a ratio of a company's total adjusted capital, calculated in the manner prescribed by the NAIC ("TAC") to its authorized control level RBC, calculated in the manner prescribed by the NAIC ("ACL RBC"). Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice ACL RBC ("Company Action RBC"). TAC for MLI-USA, was in excess of five times Company Action RBC for all periods presented.

  MLI-USA prepares statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of its state of domicile. The NAIC has adopted the Codification of Statutory Accounting Principles ("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by state insurance departments may impact the effect of Statutory Codification on the statutory capital and surplus of MLI-USA.

  Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, reporting of reinsurance agreements and valuing securities on a different basis.

  In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by MLI-USA are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years.

  Statutory net income (loss) of MLI-USA, a Delaware domiciled insurer, was $84 million, $178 million and $2 million for the years ended December 31, 2012, 2011 and 2010, respectively. Statutory capital and surplus was $1.7 billion at both December 31, 2012 and 2011. All such amounts are derived from the statutory-basis financial statements as filed with the Delaware Department of Insurance.

Dividend Restrictions

  Under Delaware State Insurance Law, MLI-USA is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to MICC as long as the amount of the dividend when aggregated with all other

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

dividends in the preceding 12 months does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its net statutory gain from operations for the immediately preceding calendar year (excluding realized capital gains). MLI-USA will be permitted to pay a dividend to MICC in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Delaware Commissioner of Insurance (the "Delaware Commissioner") and the Delaware Commissioner either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined as "unassigned funds (surplus)") as of the immediately preceding calendar year requires insurance regulatory approval. Under Delaware State Insurance Law, the Delaware Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. During the years ended December 31, 2012, 2011 and 2010, MLI-USA did not pay dividends to MICC. Because MLI-USA's statutory unassigned funds were negative at December 31, 2012, MLI-USA cannot pay any dividends in 2013 without prior regulatory approval.

Other Comprehensive Income (Loss)

  The following table sets forth the balance and changes in AOCI including reclassification adjustments required for the years ended December 31, 2012, 2011 and 2010 in OCI that are included as part of net income for the current year that have been reported as a part of OCI in the current or prior year:

                                                                                  Years Ended December 31,
                                                                                 -------------------------
                                                                                   2012     2011     2010
                                                                                 -------  -------  -------
                                                                                       (In millions)
Holding gains (losses) on investments arising during the year................... $   385  $   933  $   346
Income tax effect of holding gains (losses).....................................    (135)    (326)    (122)
Reclassification adjustments for recognized holding (gains) losses included in
  current year income                                                                (25)      (9)     (47)
Income tax effect of reclassification adjustments...............................       9        4       17
Allocation of holding (gains) losses on investments relating to other
  policyholder amounts..........................................................     (13)     (28)     (75)
Income tax effect of allocation of holding (gains) losses to other policyholder
  amounts.......................................................................       5        9       26
                                                                                 -------  -------  -------
Net unrealized investment gains (losses), net of income tax.....................     226      583      145
Foreign currency translation adjustments, net of income tax expense (benefit)
  of $0, $0 and $0..............................................................      (1)      (1)      --
                                                                                 -------  -------  -------
Other comprehensive income (loss), net of income tax............................ $   225  $   582  $   145
                                                                                 =======  =======  =======

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)


10. Other Expenses

  Information on other expenses was as follows:

                                                   Years Ended December 31,
                                               -------------------------------
                                                  2012       2011       2010
                                               ---------  ---------  ---------
                                                        (In millions)
 Compensation................................. $     297  $     234  $     221
 Commissions..................................       809      1,253        774
 Volume-related costs.........................       118        121         92
 Affiliated interest costs on ceded
   reinsurance................................       211        211        102
 Capitalization of DAC........................      (805)    (1,247)      (769)
 Amortization of DAC..........................       773        681        367
 Interest expense on debt and debt issuance
   costs......................................         3          3         --
 Premium taxes, licenses and fees.............        52         56         34
 Professional services........................        18         16         13
 Rent.........................................        30         25         25
 Other........................................       297        242        220
                                               ---------  ---------  ---------
   Total other expenses....................... $   1,803  $   1,595  $   1,079
                                               =========  =========  =========

Capitalization and Amortization of DAC

  See Note 1 for information on the retrospective application of the adoption of new accounting guidance related to DAC. See Note 3 for additional information on DAC including impacts of capitalization and amortization.

Affiliated Expenses

  Commissions, capitalization of DAC and amortization of DAC include the impact of affiliated reinsurance transactions. See Notes 4, 8 and 13 for discussion of affiliated expenses included in the table above.

11. Income Tax

  The provision for income tax was as follows:

                                                          Years Ended December 31,
                                                        ----------------------------
                                                          2012      2011      2010
                                                        --------  --------  --------
                                                                (In millions)
Current:
  Federal.............................................. $    (80) $    (44) $    (18)
Deferred:
  Federal..............................................      439       242        84
                                                        --------  --------  --------
   Provision for income tax expense (benefit).......... $    359  $    198  $     66
                                                        ========  ========  ========

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)


  The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported was as follows:

                                                     Years Ended December 31,
                                                   ----------------------------
                                                     2012      2011      2010
                                                   --------  --------  --------
                                                           (In millions)
Tax provision at U.S. statutory rate.............. $    416  $    255  $    113
Tax effect of:
  Tax-exempt investment income....................      (48)      (45)      (43)
  Prior year tax..................................       (3)       (5)       --
  Tax credits.....................................       (6)       (7)       (4)
                                                   --------  --------  --------
   Provision for income tax expense (benefit)..... $    359  $    198  $     66
                                                   ========  ========  ========

  Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

                                                           December 31,
                                                        ------------------
                                                          2012        2011
                                                        --------    --------
                                                           (In millions)
     Deferred income tax assets:
       Investments, including derivatives.............. $     52    $    283
       Loss and tax credit carryforwards...............       65          96
                                                        --------    --------
        Total gross deferred income tax assets.........      117         379
     Deferred income tax liabilities:
       DAC.............................................      818         800
       Policyholder liabilities and receivables........      285         120
       Net unrealized investment gains.................      495         374
       Other...........................................        3           3
                                                        --------    --------
        Total deferred income tax liabilities..........    1,601       1,297
                                                        --------    --------
        Net deferred income tax asset (liability)...... $ (1,484)   $   (918)
                                                        ========    ========

  Tax credit carryforwards of $65 million at December 31, 2012 will expire beginning in 2026.

  The Company participates in a tax sharing agreement with MetLife. Under this agreement, current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent that their income (loss) contributes to or reduces consolidated federal tax expense. Pursuant to this tax sharing agreement, the amounts due from affiliates include $138 million and $92 million for 2012 and 2011, respectively.

  Prior to 2011, the Company participated in a tax sharing agreement with MICC. Under this agreement, current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent that their income (loss) contributes to or reduces consolidated federal tax expense. Pursuant to this tax sharing agreement, the amounts due from affiliates include $25 million for 2010.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)


  Pursuant to Internal Revenue Service ("IRS") rules, MICC and its subsidiaries, including the Company, were excluded from MetLife's life/non-life consolidated federal tax return for the five years subsequent to MetLife's July 2005 acquisition of MICC. In 2011, MICC and its subsidiaries, including the Company, joined the consolidated return and became a party to the MetLife tax sharing agreement. Accordingly, the Company's losses will be eligible to be included in the consolidated return and the resulting tax savings to MetLife will generate a payment to the Company for the losses used.

  The Company files income tax returns with the U.S. federal government and various state and local jurisdictions. The Company is under continuous examination by the IRS and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction. With a few exceptions, the Company is no longer subject to U.S. federal, state and local income tax examinations by tax authorities for years prior to 2003. The IRS audit cycle for the years 2003 through 2005 and the period January 1, 2006 through October 11, 2006 (the date all of the outstanding stock of MLI-USA was acquired by MICC), which began in April 2010, is expected to conclude in 2013. In 2012, the Company and the IRS completed and settled substantially all the issues identified in the audit period October 12, 2006 through December 31, 2006. One issue not settled is under review at the IRS Appeals Division.

  The U.S. Treasury Department and the IRS have indicated that they intend to address through regulations the methodology to be followed in determining the dividends received deduction ("DRD"), related to variable life insurance and annuity contracts. The DRD reduces the amount of dividend income subject to tax and is a significant component of the difference between the actual tax expense and expected amount determined using the federal statutory tax rate of 35%. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the years ended December 31, 2012 and 2011, the Company recognized an income tax benefit of $52 million and $46 million, respectively, related to the separate account DRD. The 2012 benefit included a benefit of $4 million related to a true-up of the 2011 tax return. The 2011 benefit included a benefit of $1 million related to a true-up of the 2010 tax return.

12. Contingencies, Commitments and Guarantees

Contingencies

 Litigation

  Unclaimed Property Inquiries

  In April 2012, MetLife, for itself and on behalf of entities including MetLife Investors USA Insurance Company, reached agreements with representatives of the U.S. jurisdictions that were conducting audits of MetLife and certain of its affiliates for compliance with unclaimed property laws, and with state insurance regulators directly involved in a multistate targeted market conduct examination relating to claim-payment practices and compliance with unclaimed property laws. As of year-end 2012, the unclaimed property regulators of 39 states and the District of Columbia, and the insurance regulators of 48 states and the District of Columbia have accepted the respective agreements. Pursuant to the agreements, MetLife will, among other things, take specified action to identify liabilities under life insurance, annuity, and retained asset contracts, to adopt specified procedures for seeking to contact and pay owners of the identified liabilities, and, to the extent that it is unable to locate such owners, to escheat these amounts with interest at a specified rate to the appropriate states. On November 14, 2012, the West

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

Virginia Treasurer filed an action against the Company in West Virginia state court, alleging that the Company violated the West Virginia Uniform Unclaimed Property Act, seeking to compel compliance with the Act, and seeking payment of unclaimed property, interest, and penalties. At least one other jurisdiction is pursuing a similar market conduct examination. It is possible that other jurisdictions may pursue similar examinations, audits, or lawsuits and that such actions may result in additional payments to beneficiaries, additional escheatment of funds deemed abandoned under state laws, administrative penalties, interest, and/or further changes to the Company's procedures. The Company is not currently able to estimate these additional possible costs.

  Sales Practices Claims

  Over the past several years, the Company has faced claims and regulatory inquires and investigations, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices matters.

  Summary

  Various litigation, claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor, and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

  It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although, in light of these considerations it is possible that an adverse outcome in certain cases could have a material effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's consolidated net income or cash flows in particular annual periods.

Insolvency Assessments

  Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)


  Assets and liabilities held for insolvency assessments were as follows:

                                                           December 31,
                                                        -------------------
                                                          2012      2011
                                                        --------- ---------
                                                           (In millions)
     Other Assets:
       Premium tax offset for future undiscounted
        assessments.................................... $       6 $       4
       Premium tax offsets currently available for
        paid assessments...............................         1         1
                                                        --------- ---------
                                                        $       7 $       5
                                                        ========= =========
     Other Liabilities:
       Insolvency assessments.......................... $      13 $      11
                                                        ========= =========

Commitments

 Commitments to Fund Partnership Investments

  The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $446 million and $489 million at December 31, 2012 and 2011, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

 Mortgage Loan Commitments

  The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $59 million and $3 million at December 31, 2012 and 2011, respectively.

 Commitments to Fund Private Corporate Bond Investments

  The Company commits to lend funds under private corporate bond investments. The amounts of these unfunded commitments were $72 million and $64 million at December 31, 2012 and 2011, respectively.

Guarantees

  In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)


  In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

  The Company had no liability for indemnities, guarantees and commitments at both December 31, 2012 and 2011.

13. Related Party Transactions

Service Agreements

  The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include management, policy administrative functions, personnel, investment advice and distribution services. For certain agreements, charges are based on various performance measures or activity-based costing. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual incidence of cost incurred by the Company and/or affiliate. Expenses incurred with affiliates related to these agreements, recorded in other expenses, were $1.4 billion, $1.6 billion and $1.1 billion for the years ended December 31, 2012, 2011 and 2010, respectively. Revenues received from affiliates related to these agreements, recorded in universal life and investment-type product policy fees, were $150 million, $115 million and $83 million for the years ended December 31, 2012, 2011 and 2010, respectively. Revenues received from affiliates related to these agreements, recorded in other revenues, were $133 million, $97 million and $63 million for the years ended December 31, 2012, 2011 and 2010, respectively.

  The Company had net receivables from affiliates of $125 million and $149 million at December 31, 2012 and 2011, respectively, related to the items discussed above. These amounts exclude affiliated reinsurance balances discussed in Note 4.

  See Notes 4 and 5 for additional information on related party transactions.

14. Subsequent Event

  The Company has evaluated events subsequent to December 31, 2012, through August 1, 2013, which is the date these consolidated financial statements were available to be issued.

  In July 2013, the Company committed to lend up to $438 million to Exeter, pursuant to a note purchase agreement. The notes would be due not later than three years after issuance. The repayment of any notes issued pursuant to this agreement will be guaranteed by MetLife, Inc., which has agreed to guarantee notes issued on or before December 31, 2013. The commitment to purchase notes expires on December 31, 2013, subject to extension to December 31, 2014 if MetLife, Inc.'s board of directors approves the guarantee of repayment of notes issued on or before such date. As of August 1, 2013, there have been no purchases under the note purchase agreement.

                                    PART C

                               OTHER INFORMATION


ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS



a.   Financial Statements
     --------------------

The following financial statements comprising each of the Sub-Accounts of the Separate Account are included in Part B of Post-Effective Amendment No. 12/Amendment No. 483 to Registration Statement Nos.
333-137968/811-03365:

1.   Report of Independent Registered Public Accounting Firm.

2.   Statement of Assets and Liabilities as of December 31, 2012.

3.   Statement of Operations for the year ended December 31, 2012.

4.   Statements of Changes in Net Assets for the years ended December 31, 2012 and 2011.

5.   Notes to the Financial Statements.

The following consolidated financial statements of the Company are included in Part B hereof:

1.   Independent Auditors' Report.

2.   Consolidated Balance Sheets as of December 31, 2012 and 2011.

3.   Consolidated Statements of Operations for the years ended December 31, 2012, 2011 and 2010.

4.   Consolidated Statements of Comprehensive Income for the years ended December 31, 2012, 2011 and
     2010.

5.   Consolidated Statements of Stockholder's Equity for the years ended December 31, 2012, 2011 and
     2010.

6.   Consolidated Statements of Cash Flows for the years ended December 31, 2012, 2011 and 2010.

7.   Notes to the Consolidated Financial Statements.




b.            Exhibits
              --------

1.            Certification of Restated Resolution of Board of Directors of the Company authorizing the establishment of the Separate Account (adopted May 18, 2004) (5)

2.            Not Applicable.

3.   (i)      Principal Underwriter's and Selling Agreement (effective January 1, 2001) (5)

     (ii)     Amendment to Principal Underwriter's and Selling Agreement (effective January 1, 2002) (5)

     (iii)    Form of Retail Sales Agreement (MLIDC 7-1-05 (LTC)) (9)

     (iv)     Agreement and Plan of Merger (12-01-04) (MLIDC into GAD) (11)

     (v)      Form of Enterprise Selling Agreement 02-10 (MetLife Investors Distribution Company Sales Agreement) (20)

     (vi)     Form of Enterprise Selling Agreement 09-12 (MetLife Investors Distribution Company Sales Agreement) (28)

4.   (i)      Individual Flexible Purchase Payment Deferred Variable Annuity Contract (8010 11/00)) (1)

     (ii)     Death Benefit Rider - (Principal Protection) (Form 7015 (11/00)) (1)

     (iii)    Death Benefit Rider - (Annual Step-Up) (Form 7017 (11/00)) (1)

     (iiv)    Additional Death Benefit Rider - (Earnings Preservation Benefit) (Form 7019 (11/00)) (1)

     (v)      Waiver of Withdrawal Charge for Nursing Home or Hospital Confinement Rider (Form 7021 (11/00)) (1)

     (vi)     Terminal Illness Rider (Form 7022 (11/00)) (1)

     (vii)    Unisex Annuity Rates Rider (Form 7027 (11/00)) (1)

     (viii)   Endorsement (Name Change - effective March 1, 2001. MetLife Investors USA Insurance Company;
              formerly Security First Life Insurance Company) (2)

     (ix)     Individual Retirement Annuity Endorsement 8023.1 (9/02) (5)


     (x)        Roth Individual Retirement Annuity Endorsement 9024.1 (9/02) (5)

     (xi)       401(a)/403(a) Plan Endorsement 8025.1 (9/02) (5)

     (xii)      Tax Sheltered Annuity Endorsement 8026.1 (9/02) (5)

     (xiii)     Simple Individual Retirement Annuity Endorsement 8276 (9/02) (5)

     (xiv)      Guaranteed Withdrawal Benefit Rider MLIU-690-2 (11/05) (6)

     (xv)       Form of Contract Schedule [GMIB II, GMIB III, GWB I, GWB Enhanced, GWB II, GWB III, GMAB]
                8028-4 (11/05) (7)

     (xvi)      Designated Beneficiary Non-Qualified Annuity Endorsement MLIU-NQ-1 (11/05)-I (7)

     (xvii)     Lifetime Guaranteed Withdrawal Benefit Rider MLIU-690-3 (6/06) (LWG I) (9)

     (xviii)    Form of Contract Schedule [LWG I, et al.] 8028-5 (6/06) (9)

     (xvix)     Form of Contract Schedule [M & E] 8028-1 (2/07) - PEIV (4)

     (xx)       Fixed Account Rider 8012 (11/00) (11)

     (xxi)      Form of Tax-Sheltered Annuity Endorsement MLIU-398-3 (12/08) (22)

5.   (i)        Form of Variable Annuity Application 8401 (8/06) APPVA-USA PE4 507 (4)

     (ii)       Form of Variable Annuity Application 8401 (5/10) APPPE4 May 2011 (23)

6.   (i)        Copy of Restated Articles of Incorporation of the Company (5)

     (ii)       Copy of the Bylaws of the Company (5)

     (iii)      Certificate of Amendment of Certificate of Incorporation filed 10/01/79 and signed 9/27/79 (5)

     (iv)       Certificate of Change of Location of Registered Office and/or Registered Agent filed 2/26/80 and effective 2/8/80 (5)

     (v)        Certificate of Amendment of Certification of Incorporation signed 4/26/83 and certified 2/12/85 (5)

     (vi)       Certificate of Amendment of Certificate of Incorporation filed 10/22/84 and signed 10/19/84 (5)

     (vii)      Certificate of Amendment of Certificate of Incorporation certified 8/31/94 and adopted 6/13/94 (5)

     (viii)     Certificate of Amendment of Certificate of Incorporation of Security First Life Insurance Company
                (name change to MetLife Investors USA Insurance Company) filed 1/8/01 and signed 12/18/00 (5)

7.   (i)(a)     Reinsurance Agreement between MetLife Investors USA Insurance Company and Metropolitan Life
                Insurance Company (effective April 1, 2001) (3)

     (i)(b)     Modified Coinsurance Agreement between MetLife Investors USA Insurance Company and Metropolitan
                Life Insurance Company, effective as of April 1, 2001 (Recapture of Reinsurance) (dated October 27,
                2004 and effective November 3, 2004) (27)

     (ii)(a)    Automatic Reinsurance Agreement between MetLife Investors USA Insurance Company and Exeter
                Reassurance Company, Ltd. (effective April 1, 2001) (made as of June 26, 2001) (3)

     (ii)(b)    Amendment No. 1 through Amendment No. 3 to Automatic Reinsurance Agreement Effective as of April
                1, 2001 between MetLife Investors USA Insurance Company (Cedent) and Exeter Reassurance
                Company, Ltd. (Reinsurer) (27)

     (ii)(c)    Amended and Restated Automatic Reinsurance Agreement between MetLife Investors USA Insurance
                Company and Exeter Reassurance Company, Ltd. (effective April 1, 2001 and amended and restated as of July 1, 2004) (27)

     (ii)(d)    Amendment No. 1 through Amendment No. 16 to Automatic Reinsurance Agreement Effective as of
                April 1, 2001 Amended and Restated as of July 1, 2004 (Agreement) between MetLife Investors USA
                Insurance Company (Cedent) and Exeter Reassurance Company, Ltd. (Reinsurer) (27)

     (ii)(e)    Amendment Nos. 17 and 18 to Automatic Reinsurance Agreement Effective as of April 1, 2001
                Amended and Restated as of July 1, 2004 (Agreement) between MetLife Investors USA Insurance
                Company (Cedent) and Exeter Reassurance Company, Ltd. (Reinsurer) (30)

     (iii)(a)   Automatic Reinsurance Agreement between MetLife Investors USA Insurance Company and MetLife
                Insurance Company of Connecticut (effective as of January 1, 2011) (24)


     (iii)(b)   Amendment No. 1 to Automatic Reinsurance Agreement effective as of January 1, 2011 (Agreement)
                between MetLife Investors USA Insurance Company (Cedent) and MetLife Insurance Company of
                Connecticut (Reinsurer) amended as of April 29, 2011 (24)

     (iii)(c)   Amendment No. 2 to Automatic Reinsurance Agreement effective as of January 1, 2011 (Agreement)
                between MetLife Investors USA Insurance Company (Cedent) and MetLife Insurance Company of
                Connecticut (Reinsurer) amended as of December 1, 2011 (25)

     (iii)(d)   Amendment No. 3 to Automatic Reinsurance Agreement effective as of January 1, 2011 (Agreement)
                between MetLife Investors USA Insurance Company (Cedent) and MetLife Insurance Company of
                Connecticut (Reinsurer) amended as of April 1, 2012 (28)

     (iv)(a)    Automatic Reinsurance Agreement between MetLife Investors USA Insurance Company and Exeter
                Reassurance Company, Ltd. (effective January 1, 2012) (25)

     (iv)(b)    Amendment No. 1 to Automatic Reinsurance Agreement effective as of January 1, 2012 (Agreement)
                between MetLife Investors USA Insurance Company (Cedent) and Exeter Reassurance Company, Ltd.
                (Reinsurer) (28)

8.   (i)        Participation Agreement Among Metropolitan Series Fund, Inc., MetLife Advisors, LLC, Metropolitan
                Life Insurance Company and MetLife Investors USA Insurance Company (effective 07-01-04) (8)

     (ii)(a)    Participation Agreement Among Met Investors Series Trust, Met Investors Advisory Corp., MetLife
                Investors Distribution Company and MetLife Investors USA Insurance Company (effective 02-12-01) (5)

     (ii)(b)    First Amendment to Participation Agreement (effective 02-12-01) Among Met Investors Series Trust,
                Met Investors Advisory Corp., MetLife Investors Distribution Company and MetLife Investors USA
                Insurance Company (effective 02-01-08); and Second Amendment to the Participation Agreement
                (effective 12-01-01) Among Met Investors Series Trust, MetLife Advisers, LLC, MetLife Investors
                Distribution Company and MetLife Investors USA Insurance Company (effective 05-01-09) (17)

     (ii)(c)    Amendment to Participation Agreement in effect Among Met Investors Series Trust, Met Investors
                Advisory Corp., MetLife Investors Distribution Company and MetLife Investors USA Insurance
                Company et al. (effective 04-30-10) (26)

     (iii)(a)   Fund Participation Agreement Among MetLife Investors USA Insurance Company, American Funds
                Insurance Series and Capital Research and Management Company (effective 04-29-03) and First
                Amendment to Fund Participation Agreement dated 04-29-03 (effective 11-01-05) (10)

     (iii)(b)   Second Amendment to Fund Participation Agreement Among MetLife Investors USA Insurance
                Company, American Funds Insurance Series and Capital Research and Management Company dated
                April 29, 2003, as amended November 1, 2005 (effective 01-01-07) (12)

     (iii)(c)   Amendment to Participation Agreement (04-29-03) Among American Funds Insurance Series, Capital
                Research and Management Company and MetLife Investors USA Insurance Company et al. (effective
                04-30-10) (23)

     (iv)(a)    Participation Agreement Among Franklin Templeton Variable Insurance Products Trust, Franklin/
                Templeton Distributors, Inc., MetLife Investors USA Insurance Company and MetLife Investors
                Distribution Company (effective 11-01-05) (10)

     (iv)(b)    Amendment No. 1 to Participation Agreement Among Franklin Templeton Variable Insurance Products
                Trust, Franklin/Templeton Distributors, Inc., MetLife Investors USA Insurance Company and MetLife
                Investors Distribution Company (effective 04-30-07) (15)

     (iv)(c)    Amendment to Participation Agreement (11-01-05) Among Franklin Templeton Variable Insurance
                Products Trust, Franklin/Templeton Distributors, Inc., MetLife Investors USA Insurance Company and
                MetLife Investors Distribution Company (effective 08-16-10) (23)

     (iv)(d)    Participation Agreement (11-01-05) Addendum Effective as of May 1, 2011 Among Franklin Templeton
                Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., MetLife Investors USA
                Insurance Company and MetLife Investors Distribution Company (26)

     (iv)(e)    Amendment to Participation Agreement (11-01-05) Among Franklin Templeton Variable Insurance
                Products Trust, Franklin/Templeton Distributors, Inc., MetLife Investors USA Insurance Company and
                MetLife Investors Distribution Company (effective 01-15-13) (30)

     (v)(a)     Participation Agreement Among Pioneer Variable Contracts Trust, MetLife Investors USA Insurance
                Company, Pioneer Investment Management, Inc. and Pioneer Funds Distributor, Inc. (effective 11-01-05) (10)


      (v)(b)      Amendment No. 1 to the Participation Agreement Among Pioneer Variable Contracts Trust, MetLife
                  Investors USA Insurance Company, Pioneer Investment Management, Inc. and Pioneer Funds
                  Distributor, Inc. (effective May 1, 2011) (29)

      (vi)        Participation Agreement Among Smith Barney Allocation Series Inc., Citigroup Global Markets Inc. and
                  MetLife Investors USA Insurance Company (effective 11-01-05) (10)

      (vii)       Participation Agreement Among The Universal Institutional Funds, Inc., Morgan Stanley Distribution,
                  Inc., Morgan Stanley Investment Management Inc., and MetLife Investors USA Insurance Company
                  (effective 11-01-05) (10)

      (viii)(a)   Participation Agreement Among Van Kampen Life Investment Trust, Van Kampen Asset Management,
                  Van Kampen Funds Inc. and MetLife Investors USA Insurance Company (effective 11-01-05) (10)

      (viii)(b)   Amendment to Participation Agreement (11-05-11) Among Van Kampen Life Investment Trust, Van
                  Kampen Asset Management, Van Kampen Funds Inc. and MetLife Investors USA Insurance Company et
                  al. (effective 4-30-10) (23)

      (ix)(a)     Participation Agreement Among Variable Insurance Products Funds, Fidelity Distribution Corporation
                  and MetLife Investors USA Insurance Company (effective 11-01-05) and Sub-License Agreement between Fidelity Distributors Corporation and MetLife Investors USA Insurance Company (effective
                  11-01-05) (10)

      (ix)(b)     Summary Prospectus Agreement Among Fidelity Distribution Corporation and MetLife Investors USA
                  Insurance Company et al. (effective 4-30-10) (23)

      (x)         Participation Agreement Among Metropolitan Series Fund, Inc., MetLife Advisers, LLC, MetLife
                  Securities, Inc. and MetLife Investors USA Insurance Company (effective 04-30-07) (11)

      (xi)        Participation Agreement Among Greenwich Street Series Fund, Citigroup Global Markets, Inc. and
                  MetLife Investors USA Insurance Company (effective 11-1-05)(12)

      (xii)(a)    Participation Agreement Among Metropolitan Series Fund, Inc., MetLife Advisers, LLC, MetLife
                  Investors Distribution Company and MetLife Investors USA Insurance Company (effective 08-31-07) (14)

      (xii)(b)    Amendment to Participation Agreement in effect Among Metropolitan Series Fund, Inc., MetLife
                  Advisers, LLC, MetLife Investors Distribution Company and MetLife Investors USA Insurance
                  Company et al. (effective 04-30-10) (26)

      (xiii)      Participation Agreement Among Salomon Brothers Variable Series Fund Inc., Citigroup Global Markets
                  Inc. and MetLife Investors USA Insurance Company (effective 11-01-05) (18)

      (xiv)(a)    Participation Agreement Among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and
                  MetLife Investors USA Insurance Company (effective 02-23-06) (18)

      (xiv)(b)    Amendment to Participation Agreement Among Oppenheimer Variable Account Funds,
                  OppenheimerFunds, Inc. and MetLife Investors USA Insurance Company, et al. (effective May 1, 2010) (29)

      (xv)(a)     Participation Agreement Among Legg Mason Partners Variable Equity Trust, Legg Mason Partners
                  Variable Income Trust, Legg Mason Investors Services, LLC, Legg Mason Partners Fund Advisor, LLC
                  and MetLife Investors USA Insurance Company (effective 01-01-09) (19)

      (xv)(b)     Amendment to Participation Agreement (effective 01-01-09) Among Legg Mason Partners Variable
                  Equity Trust, Legg Mason Partners Variable Income Trust, Legg Mason Investors Services, LLC, Legg
                  Mason Partners Fund Advisor, LLC and MetLife Investors USA Insurance Company et al. (effective
                  04-30-10) (23)

      (xvi)(a)    Participation Agreement Among AIM Variable Insurance Fund, Inc., Security First Life Insurance
                  Company and Security First Financial, Inc. (effective 06-14-99) (21)

      (xvi)(b)    Amendment to Participation Agreement (06-14-99) Among AIM Variable Insurance Funds, A I M
                  Distributors, Inc., MetLife Investors USA Insurance Company and MetLife Investors Distribution
                  Company (effective 04-30-10) and Amendment to Participation Agreement (06-14-99) Among AIM
                  Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Distributors, Inc. and MetLife
                  Investors USA Insurance Company et al. (effective 04-30-10) (23)

9.                Opinion and Consent of Counsel (13)

10.               Consent of Independent Registered Public Accounting Firm (Deloitte & Touche LLP) (filed herewith)

11.               Not Applicable.


12.       Not Applicable.

13.       Powers of Attorney for Eric T. Steigerwalt, Susan A. Buffum, Elizabeth M. Forget, Jay S. Kaduson,
          Stephen M. Kessler, Lisa S. Kuklinski, Mark E. Rosethal, Peter M. Carlson and James J. Reilly (30)

    (1)   incorporated herein by reference to Registrant's Form N-4 (File Nos. 333-54464 and 811-03365) filed electronically on January 26, 2001.

    (2)   incorporated herein by reference to Registrant's Post-Effective Amendment No. 1 on Form N-4 (File
          Nos. 333-54464 and 811-03365) filed electronically on April 13, 2001.

    (3)   incorporated herein by reference to Registrant's Post-Effective Amendment No. 4 on Form N-4 (File
          Nos. 333-54464 and 811-03365) filed electronically on April 30, 2003.

    (4)   incorporated herein by reference to Registrant's Pre-Effective Amendment No. 1 on Form N-4 (File Nos.
          333-137968 and 811-03365) filed electronically on December 22, 2006.

    (5)   incorporated herein by reference to Registrant's Post-Effective Amendment No. 6 on Form N-4 (File
          Nos. 333-54464 and 811-03365) filed electronically on July 15, 2004.

    (6)   incorporated herein by reference to Registrant's Initial Registration Statement on Form N-4 (File Nos.
          333-125753 and 811-03365) filed electronically on June 13, 2005.

    (7)   incorporated herein by reference to Registrant's Pre-Effective Amendment No. 1 on Form N-4/A (File
          Nos. 333-125753 and 811-03365) filed electronically on September 15, 2005.

    (8)   incorporated herein by reference to Registrant's Post-Effective Amendment No. 14 on Form N-4 (File
          Nos. 333-54464 and 811-03365) filed electronically on October 7, 2005.

    (9)   incorporated herein by reference to Registrant's Post-Effective Amendment No. 10 on Form N-4 (File
          Nos. 333-54464 and 811-03365) filed electronically on April 24, 2006.

   (10)   incorporated herein by reference to Registrant's Post-Effective Amendment No. 1 on Form N-4 (File
          Nos. 333-125756 and 811-03365) filed electronically on April 24, 2006.

   (11)   incorporated herein by reference to Registrant's Post-Effective Amendment No. 18 on Form N-4 (File
          Nos. 333-54466 and 811-03365) filed electronically on April 16, 2007.

   (12)   incorporated herein by reference to Registrant's Post-Effective Amendment No. 2 on Form N-4 (File
          Nos. 333-125756 and 811-03365) filed electronically on April 17, 2007.

   (13)   incorporated herein by reference to Registrant's Post-Effective Amendment No. 3 on Form N-4 (File
          Nos. 333-137968 and 811-03365) filed electronically on April 17, 2007.

   (14)   incorporated herein by reference to Registrant's Post-Effective Amendment No. 26 on Form N-4 (File
          Nos. 333-54466 and 811-03365) filed electronically on October 31, 2007.

   (15)   incorporated herein by reference to Registrant's Post-Effective Amendment No. 4 on Form N-4 (File
          Nos. 333-137968 and 811-03365) filed electronically on October 31, 2007.

   (16)   incorporated herein by reference to Registrant's Post-Effective Amendment No. 31 to Form N-4 (File
          Nos. 333-54464 and 811-03365) filed electronically on April 15, 2008.

   (17)   incorporated herein by reference to Registrant's Post-Effective Amendment No. 33 to Form N-4 (File
          Nos. 333-54466 and 811-03365) filed electronically on April 22, 2009.

   (18)   incorporated herein by reference to Registrant's Post-Effective Amendment No. 5 on Form N-4 (File
          Nos. 333-137968 and 811-03365) filed electronically on April 15, 2008.

   (19)   incorporated herein by reference to Registrant's Post-Effective Amendment No. 6 on Form N-4 (File
          Nos. 333-137968 and 811-03365) filed electronically on April 22, 2009.

   (20)   incorporated herein by reference to Registrant's Post-Effective Amendment No. 35 to Form N-4 (File
          Nos. 333-54466 and 811-03365) filed electronically on April 22, 2010.

   (21)   incorporated herein by reference to Registrant's Post-Effective Amendment No. 46 to Form N-4 (File
          Nos. 033-07094 and 811-03365) filed electronically on April 23, 2010.

   (22)   incorporated herein by reference to Registrant's Post-Effective Amendment No. 3 to Form N-4 (File
          Nos. 333-156648 and 811-03365) filed electronically on March 22, 2011.

   (23)   incorporated herein by reference to Registrant's Post-Effective Amendment No. 8 to Form N-4 (File
          Nos. 333-137968 and 811-03365) filed electronically on April 21, 2011.

   (24)   incorporated herein by reference to Registrant's Pre-Effective Amendment No. 1 to Form N-4 (File Nos.
          333-176374 and 811-03365) filed electronically on September 2, 2011.


   (25)  incorporated herein by reference to Registrant's Post-Effective Amendment No. 4 to Form N-4 (File
         Nos. 333-176374 and 811-03365) filed electronically on April 11, 2012.

   (26)  incorporated herein by reference to Registrant's N-4 (File Nos. 333-179239 and 811-03365) filed electronically on January 30, 2012.

   (27)  incorporated herein by reference to Registrant's Post-Effective Amendment No. 26 to Form N-4 (File
         Nos. 333-54470 and 811-03365) filed on April 11, 2012.

   (28)  incorporated herein by reference to Registrant's Post-Effective Amendment No. 12 to Form N-4 (File
         Nos. 333-176374 and 811-03365) filed electronically on April 10, 2013.

   (29)  incorporated herein by reference to Registrant's Post-Effective Amendment No. 11 to Form N-4 (File
         Nos. 333-137968 and 811-03365) filed electronically on April 12, 2012.

   (30)  incorporated herein by reference to Registrant's Post-Effective Amendment No. 12 to Form N-4 (File
         Nos. 333-137968 and 811-03365) filed electronically on April 11, 2013.


ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR


The following are the Officers and Directors who are engaged directly or indirectly in activities relating to the Registrant or the variable annuity contracts offered by the Registrant and the executive officers of the Company:


Name and Principal Business Address    Positions and Offices with Depositor
-----------------------------------    ------------------------------------
  Eric T. Steigerwalt                  Director, Chairman of the Board, President, and Chief
  501 Route 22                         Executive Officer
  Bridgewater, NJ 08807

  Peter M. Carlson                     Executive Vice President and Chief Accounting Officer
  1095 Avenue of the Americas
  New York, NY 10036

  Susan A. Buffum                      Director
  10 Park Avenue
  Morristown, NJ 07962

  James J. Reilly                      Vice President-Finance (principal financial officer)
  501 Boylston Street
  Boston, MA 02116

  Jay S. Kaduson                       Director and Vice President
  1 MetLife Plaza
  27-01 Queens Plaza North
  Long Island City, NY 11101

  Stephen M. Kessler                   Director
  1 MetLife Plaza
  27-01 Queens Plaza North
  Long Island City, NY 11101

  Elizabeth M. Forget                  Director and Executive Vice President
  1095 Avenue of the Americas
  New York, NY 10036

  Lisa S. Kuklinski                    Director and Vice President
  1095 Avenue of the Americans
  New York, NY 10036

  Mark E. Rosenthal                    Director
  5 Park Plaza
  Suite 1900 EBS
  Irving, CA 92614

  Isaac Torres                         Secretary
  1095 Avenue of the Americas
  New York, NY 10036

  Debora L. Buffington                 Vice President, Director of Compliance
  5 Park Plaza
  Suite 1900
  Irvine, CA 92614


Name and Principal Business Address        Positions and Offices with Depositor
-----------------------------------        ------------------------------------
         Jonathan L. Rosenthal             Vice President, Chief Hedging Officer
         10 Park Avenue
         Morristown, NJ 07962

         Christopher A. Kremer             Vice President
         501 Boylston Street
         Boston, MA 02116

         Marian J. Zeldin                  Vice President
         501 Route 22
         Bridgewater, NJ 08807

         Karen A. Johnson                  Vice President
         501 Boylston Street
         Boston, MA 02116

         Roberto Baron                     Vice President
         1095 Avenue of the Americas
         New York, NY 10036

         Gregory E. Illson                 Vice President
         501 Boylston Street
         Boston, MA 02116

         Jeffrey P. Halperin               Vice President
         334 Madison Avenue
         P O Box 1949
         Morristown, MJ 07960

         Marlene B. Debel                  Treasurer
         1095 Avenue of the Americas
         New York, NY 10036

         Mark S. Reilly                    Vice President
         1300 Hall Boulevard
         Bloomfield, CT 06002-2910

         Gene L. Lunman                    Vice President
         1300 Hall Boulevard
         Bloomfield, CT 06002-2910

         Robert L. Staffier, Jr.           Vice President
         501 Boylston Street
         Boston, MA 02116

         Scott E. Andrews                  Vice President
         4700 Westown Pkwy., Suite 200
         West Des Moines, IA 50266

         Manish P. Bhatt                   Vice President
         1095 Avenue of the Americas
         New York, NY 10036

         Henry W. Blaylock                 Vice President
         200 Park Avenue, 12th Floor
         New York, NY 10166

         Cynthia Mallett                   Vice President
         One Financial Center, 20th Floor
         Boston, MA 02111

         Sabrina K. Model                  Vice President
         501 Route 22
         Bridgewater, NJ 08807

         John J. Iwanicki                  Vice President
         18210 Crane Nest Drive
         Tampa, FL 33647

         Nan Tecotzky                      Vice President
         200 Park Avenue, 12th Floor
         New York, NY 10166


Name and Principal Business Address   Positions and Offices with Depositor
-----------------------------------   ------------------------------------
  Andrew Kaniuk                       Vice President
  501 Route 22
  Bridgewater, NJ 08807

  Jodi Anatole                        Vice President
  1095 Avenue of the Americas
  New York, NY 10036

  Geoffrey A. Fradkin                 Vice President
  501 Route 22
  Bridgewater, NJ 08807

  Lynn A. Dumais                      Vice President
  18210 Crane Nest Drive
  Tampa, FL 33647

  Rashid Ismail                       Vice President
  5 Park Plaza
  Suite 1900
  Irvine, CA 92614

  Michael F. Rogalski                 Vice President
  501 Route 22
  Bridgewater, NJ 08807

  Timothy J. McLinden                 Vice President
  1095 Avenue of the Americas
  New York, NY 10036

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT


    The Registrant is a separate account of MetLife Investors USA Insurance Company under Delaware insurance law. MetLife Investors USA Insurance Company is a wholly-owned direct subsidiary of MetLife Insurance Company of Connecticut which in turn is a direct subsidiary of MetLife, Inc., a publicly traded company. The following outline indicates those entities that are controlled by MetLife, Inc. or are under the common control of MetLife, Inc. No person is controlled by the Registrant.

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                              AS OF MARCH 31, 2013

The following is a list of subsidiaries of MetLife, Inc. updated as of March
31, 2013. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.


A.    MetLife Group, Inc. (NY)

B.    MetLife Bank, National Association (USA)

      1. MetLife Home Loans LLC (DE)

C.    Exeter Reassurance Company, Ltd. (Cayman Islands)

D.    Metropolitan Tower Life Insurance Company (DE)


      1.    EntreCap Real Estate II LLC (DE)

            a)    PREFCO Dix-Huit LLC (CT)

            b)    PREFCO X Holdings LLC (CT)

            c) PREFCO Ten Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Ten Limited Partnership is held by EntreCap Real Estate II LLC and 0.1% general partnership is held by PREFCO X Holdings LLC.

            d)    PREFCO Vingt LLC (CT)

            e) PREFCO Twenty Limited Partnership (CT) - a 99% limited partnership interest of PREFCO Twenty Limited Partnership is held by EntreCap Real Estate II LLC and 1% general partnership is held by PREFCO Vingt LLC.

     2.     Plaza Drive Properties, LLC (DE)

     3.     MTL Leasing, LLC (DE)

            a)    PREFCO IX Realty LLC (CT)

            b)    PREFCO XIV Holdings LLC (CT)

            c) PREFCO Fourteen Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Fourteen Limited Partnership is held by MTL Leasing, LLC and 0.1% general partnership is held by PREFCO XIV Holdings LLC.

            d)    1320 Venture LLC (DE)

                  i) 1320 Owner LP (DE) - a 99.9% limited partnership of 1320 Owner LP is held by 1320 Venture LLC and 0.1% general partnership is held by 1320 GP LLC.

            e)    1320 GP LLC (DE)

     4.     MetLife Reinsurance Company of Delaware (DE)

E. MetLife Chile Inversiones SpA (Chile) - 70.4345328853% of MetLife Chile Inversiones SpA is owned by MetLife, Inc., 26.6071557459% by American Life Insurance Company ("ALICO"), 2.9583113284% is owned by Inversiones MetLife Holdco Dos Limitada and 0.0000000404% is owned by Natilportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile) - 99.9969% of MetLife Chile Seguros de Vida S.A. is held by MetLife Chile Inversiones SpA and 0.0031% by International Technical and Advisory Services Limited.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile) - 99.99% of MetLife Chile Administradora de Mutuos Hipotecarios S.A. is owned by MetLife Chile Seguros de Vida S.A. and 0.01% is owned by MetLife Chile Inversiones SpA.

      2. Legal Chile S.A. (Chile) - 51% of Legal Chile S.A. is owned by MetLife Chile Inversiones SpA and the remaining interest is owned by a third party.

            a) Legalgroup S.A. (Chile) - 99% of Legalgroup S.A. is owned by Legal Chile S.A. and the remaining interest is owned by a third party.

F. Metropolitan Life Seguros de Vida S.A. (Uruguay) - 99.9994% of Metropolitan Life Seguros de Vida S.A. is owned by MetLife, Inc. and 0.0006% is owned by Oscar Schmidt.

G.    MetLife Securities, Inc. (DE)

H.    Enterprise General Insurance Agency, Inc. (DE)

I.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    Met P&C Managing General Agency, Inc. (TX)

      5.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      6.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      7.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      8.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

J.    MetLife Investors Insurance Company (MO)

K.    First MetLife Investors Insurance Company (NY)

L.    Walnut Street Securities, Inc. (MO)

M.    Newbury Insurance Company, Limited (Bermuda)

N.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors Distribution Company (MO)

      2.    MetLife Advisers, LLC (MA)

O.    MetLife International Holdings, Inc. (DE)

      1.    MetLife Mexico Cares, S.A. de C.V. (Mexico)

            a)    Fundacion MetLife Mexico, A.C. (Mexico)

      2.    Natiloportem Holdings, Inc. (DE)

            a)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

                  i) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

                  ii) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      3. PNB MetLife India (India)- 26% is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.


      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.99935% is owned by MetLife International Holdings, Inc. and 0.00065% is owned by Natiloporterm Holdings, Inc.


      5. MetLife Seguros S.A. (Argentina)- 79.3196% is owned by MetLife International Holdings, Inc., 2.6753% is owned by Natiloportem Holdings, Inc., 16.2046% by ALICO and 1.8005% by ITAS.


      6. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 66.662% is owned by MetLife International Holdings, Inc., 33.337% is owned by MetLife Worldwide Holdings, Inc. and 0.001% is owned by Natiloportem Holdings, Inc.


      7.    MetLife Global, Inc. (DE)

      8. MetLife Administradora de Fundos Multipatrocinados Ltda. (Brazil) - 99.99998% of MetLife Administradora de Fundos Multipatrocinados Ltda. is owned by MetLife International Holdings, Inc. and 0.00002% by Natiloportem Holdings, Inc.

      9.    MetLife Services Limited (United Kingdom)

      10. MetLife Seguros de Retiro S.A. (Argentina) - 95.5883% is owned by MetLife International Holdings, Inc., 3.1102% is owned by Natiloportem Holdings, Inc., 1.3014% by ALICO and 0.0001% by ITAS.

      11. Best Market S.A. (Argentina) - 5% of the shares are held by Natiloportem Holdings, Inc. and 95% is owned by MetLife International Holdings Inc.

      12. Compania Previsional MetLife S.A. (Argentina) - 95.46% is owned by MetLife International Holdings, Inc. and 4.54% is owned by Natiloportem Holdings, Inc.

            a) MetLife Servicios S.A. (Argentina) - 18.87% of the shares of MetLife Servicios S.A. are held by Compania Previsional MetLife S.A., 79.88% is owned by MetLife Seguros de Vida S.A., 0.99% is held by Natiloportem Holdings, Inc. and 0.26% is held by MetLife Seguros de Retiro S.A.

      13.   MetLife Worldwide Holdings, Inc. (DE)

            a)    MetLife Direct Co., LTD. (Japan)

            b)    MetLife Limited (Hong Kong)

      14.   MetLife International Limited, LLC (DE)

      15. MetLife Planos Odontologicos Ltda. (Brazil) - 99.999% is owned by MetLife International Holdings, Inc. and 0.001% is owned by Natiloportem Holdings, Inc.

      16.   MetLife Ireland Holdings One Limited (Ireland)

            a) MetLife Global Holdings Corporation S.A. de C.V. (Mexico) - 98.9% is owned by MetLife Ireland Holdings One Limited and 1.1% is owned by MetLife International Limited, LLC.

                  i)    MetLife Ireland Treasury Limited (Ireland)

                        a)    MetLife General Insurance Limited (Australia)

                        b)    MetLife Insurance Limited (Australia)

                              1)    The Direct Call Centre PTY Limited
                                    (Australia)

                              2)    MetLife Investments PTY Limited (Australia)

                                    aa)   MetLife Insurance and Investment Trust
                                          (Australia) - MetLife Insurance and
                                          Investment Trust is a trust vehicle,
                                          the trustee of which is MetLife
                                          Investments PTY Limited ("MIPL"). MIPL
                                          is a wholly owned subsidiary of
                                          MetLife Insurance Limited.

                  ii) Metropolitan Global Management, LLC (DE) - 99.7% is owned by MetLife Global Holdings Corporation, S.A. de C.V. and 0.3% is owned by MetLife International Holdings, Inc.

                        a) MetLife Pensiones Mexico S.A. (Mexico)- 97.4738% is owned by Metropolitan Global Management, LLC and 2.5262% is owned by MetLife International Holdings, Inc.

                        b) MetLife Mexico Servicios, S.A. de C.V. (Mexico) - 98% is owned by Metropolitan Global Management, LLC and 2% is owned by MetLife International Holdings, Inc.

                        c) MetLife Mexico S.A. (Mexico)- 99.050271% is owned by Metropolitan Global Management, LLC and 0.949729% is owned by MetLife International Holdings, Inc.

                              1) MetLife Afore, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Mexico S.A. and 0.01% is owned by MetLife Pensiones Mexico S.A.

                                    aa)    Met1 SIEFORE, S.A. de C.V. (Mexico)-
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    bb)    Met2 SIEFORE, S.A. de C.V. (Mexico)-
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    cc)    MetA SIEFORE Adicional, S.A. de C.V.
                                           (Mexico)- 99.99% is owned by MetLife
                                           Afore, S.A. de C.V. and 0.01% is
                                           owned by MetLife Mexico S.A.

                                    dd)    Met3 SIEFORE Basica, S.A. de C.V.
                                           (Mexico) - 99.99% is owned by MetLife
                                           Afore, S.A. de C.V. and 0.01% is
                                           owned by MetLife Mexico S.A.

                                    ee)    Met4 SIEFORE, S.A. de C.V. (Mexico) -
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    ff)    Met5 SIEFORE, S.A. de C.V. (Mexico) -
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                              2)    ML Capacitacion Comercial S.A. de C.V.
                                    (Mexico) - 99% is owned by MetLife Mexico
                                    S.A. and 1% is owned by MetLife Mexico
                                    Cares, S.A. de C.V.

                        d) MetLife Saengmyoung Insurance Co. Ltd. (also known as MetLife Insurance Company of Korea Limited (South Korea)- 14.64% is owned by MetLife Mexico, S.A. and 85.36% is owned by Metropolitan Global Management, LLC.

      17. Inversiones Metlife Holdco Dos Limitada (Chile)- 99% is owned by Metlife International Holdings, Inc. and 1% is owned by Natiloportem Holdings, Inc.

      18.   MetLife Asia Pacific Limited (Hong Kong)

P.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Euro Investments, Inc. (DE)

      2.    St. James Fleet Investments Two Limited (Cayman Islands)

            a)    Park Twenty Three Investments Company (United Kingdom)

                  i) Convent Station Euro Investments Four Company (United Kingdom)

                        aa)    OMI MLIC Investments Limited (Cayman Islands)

      3.    CRB Co., Inc. (MA)

      4.    MLIC Asset Holdings II LLC (DE)

            a)    El Conquistador MAH II LLC (DE)

            b) Mansell Office LLC (DE) - 73.0284% of Mansell Office LLC is owned by MLIC Asset Holdings II LLC and 26.9716% is owned by MLIC CB Holdings LLC.

            c) Mansell Retail LLC (DE) - 73.0284% of Mansell Retail LLC is owned by MLIC Asset Holdings II LLC and 26.9716% is owned by MLIC CB Holdings LLC.

      5.    CC Holdco Manager (DE)

      6.    Alternative Fuel I, LLC (DE)

      7.    Transmountain Land & Livestock Company (MT)

      8.    MetPark Funding, Inc. (DE)

      9.    HPZ Assets LLC (DE)

      10.   Missouri Reinsurance, Inc. (Cayman Islands)

      11.   Metropolitan Tower Realty Company, Inc. (DE)

            a)    Midtown Heights, LLC (DE)

      12.   MetLife Real Estate Cayman Company (Cayman Islands)

      13.   MetCanada Investments Ltd. (Canada)

      14.   MetLife Private Equity Holdings, LLC (DE)

      15.   23rd Street Investments, Inc. (DE)

            a) MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

            b) MetLife Capital, Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

      16.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      17.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

      18.   MetLife Investments Asia Limited (Hong Kong)

      19. MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

      20. MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds 0.01% of MetLife Latin America Asesorias e Inversiones Limitada.

      21.   New England Life Insurance Company (MA)

            a)    New England Securities Corporation (MA)

      22.   General American Life Insurance Company (MO)

            a)    GALIC Holdings LLC (DE)

      23.   Corporate Real Estate Holdings, LLC (DE)

      24. Ten Park SPC (Cayman Islands) - 1% voting control of Ten Park SPC is held by 23rd Street Investments, Inc.

      25.   MetLife Tower Resources Group, Inc. (DE)

      26.   Headland-Pacific Palisades, LLC (CA)

      27.   Headland Properties Associates (CA) - 1% is owned by
            Headland-Pacific Palisades, LLC and 99% is owned by Metropolitan Life Insurance Company.

      28.   WFP 1000 Holding Company GP, LLC (DE)

      29.   White Oak Royalty Company (OK)

      30.   500 Grant Street GP LLC (DE)

      31. 500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC.

      32.   MetLife Canada/MetVie Canada (Canada)

      33.   MetLife Retirement Services LLC (NJ)

            a)   MetLife Investment Funds Services LLC (NJ)

                 i)   MetLife Associates LLC (DE)

      34.   Euro CL Investments LLC (DE)

      35.   MEX DF Properties, LLC (DE)

      36. MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company

      37.   MetLife Properties Ventures, LLC (DE)

            a)   Citypoint Holdings II Limited (United Kingdom)

      38.   Housing Fund Manager, LLC (DE)

            a) MTC Fund I, LLC (DE) - 0.01% of MTC Fund I, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            b) MTC Fund II, LLC (DE) - 0.01% of MTC Fund II, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            c) MTC Fund III, LLC (DE) - 0.01% of MTC Fund III, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

      39.   MLIC Asset Holdings LLC (DE)

      40.   85 Broad Street Mezzanine LLC (DE)

            a)   85 Broad Street LLC (DE)

      41.   The Building at 575 Fifth Avenue Mezzanine LLC (DE)

            a)   The Building at 575 Fifth LLC (DE)

      42. CML Columbia Park Fund I, LLC (DE)- 10% of membership interest is held by MetLife Insurance Company of Connecticut and 90% membership interest is held by Metropolitan Life Insurance Company.

      43. Para-Met Plaza Associates (FL)- 75% of the General Partnership is held by Metropolitan Life Insurance Company and 25% of the General Partnership is held by Metropolitan Tower Realty Company, Inc.

      44.   MLIC CB Holdings LLC (DE)

      45. Met II Office Mezzanine LLC (FL) - 10.4167% of the membership interest is owned by Metropolitan Tower Life Insurance Company and 89.5833% is owned by Metropolitan Life Insurance Company.

            a)   Met II Office, LLC (FL)

      46.   The Worthington Series Trust (DE)

      47. MetLife CC Member, LLC (DE) - 63.415% of MetLife CC Member, LLC is held by Metropolitan Life Insurance Company, 17.073% by MetLife Investors USA Insurance Company, 14.634% by MetLife Insurance Company of Connecticut and 4.878% by General American Life Insurance Company.

      48.   Oconee Hotel Company, LLC (DE)

      49.   Oconee Land Company, LLC (DE)

            a)  Oconee Land Development Company, LLC (DE)

            b)  Oconee Golf Company, LLC (DE)

            c)  Oconee Marina Company, LLC (DE)

      50.   1201 TAB Manager, LLC (DE)

      51. MetLife 1201 TAB Member, LLC (DE) - 66.67% of MetLife 1201 TAB Member, LLC is owned by Metropolitan Life Insurance Company, 18.18% is owned by MetLife Investors USA Insurance Company, 12.12% is owned by MetLife Insurance Company of Connecticut and 3.03% is owned by Metropolitan Property and Casualty Insurance Company.

      52. MetLife LHH Member, LLC (DE) - 69.23% of MetLife LHH Member, LLC is owned by Metropolitan Life Insurance Company, 19.78% is owned by MetLife Investors USA Insurance Company and 10.99% is owned by New England Life Insurance Company.

      53.   Ashton Southend GP, LLC (DE)

      54. Tremont Partners, LP (DE) - 99.9% LP interest of Tremont Partners, LP is owned by Metropolitan Life Insurance Company and 0.1% GP interest is owned by Ashton Southend GP, LLC.

      55. Riverway Residential, LP (DE) - 99.9% LP interest of Riverway Residential, LP is owned by Metropolitan Life Insurance Company and 0.1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

      56. 10420 McKinley Partners, LP (DE) - 99.9% LP interest of 10420 McKinley Partners, LP is owned by Metropolitan Life Insurance Company and 0.1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

      57.   Ardrey Kell Townhomes, LLC (DE)

      58.   Boulevard Residential, LLC (DE)

      59.   465 N. Park Drive, LLC (DE)

Q.    MetLife Capital Trust IV (DE)

R. MetLife Insurance Company of Connecticut (CT) - 86.72% is owned by MetLife, Inc. and 13.28% by MetLife Investors Group, Inc.

      1.    MetLife Property Ventures Canada ULC (Canada)

      2.    Pilgrim Alternative Investments Opportunity Fund III Associates, LLC
            (CT) - 67% is owned by MetLife Insurance Company of Connecticut and 33% is owned by third party.

      3.    Metropolitan Connecticut Properties Ventures, LLC (DE)

      4.    MetLife Canadian Property Ventures LLC (NY)

      5.    Euro TI Investments LLC (DE)

      6.    Greenwich Street Investments, L.L.C. (DE)

            a)    Greenwich Street Capital Offshore Fund, Ltd. (Virgin
                  Islands)

            b)    Greenwich Street Investments, L.P. (DE)

      7. One Financial Place Corporation (DE) - 100% is owned in the aggregate by MetLife Insurance Company of Connecticut.

      8.    Plaza LLC (CT)

            a)    Tower Square Securities, Inc. (CT)

      9.    TIC European Real Estate LP, LLC (DE)

      10.   MetLife European Holdings, LLC (DE)

            a)    MetLife Assurance Limited (United Kingdom)

      11.   Travelers International Investments Ltd. (Cayman Islands)

      12.   Euro TL Investments LLC (DE)

      13.   Corrigan TLP LLC (DE)

      14.   TLA Holdings LLC (DE)

            a)    The Prospect Company (DE)

      15. TRAL & Co. (CT) - TRAL & Co. is a general partnership. Its partners are MetLife Insurance Company of Connecticut and Metropolitan Life Insurance Company.

      16.   MetLife Investors USA Insurance Company (DE)

            a)    MetLife Renewables Holding, LLC (DE)

                  i)    Greater Sandhill I, LLC (DE)

      17.   TLA Holdings II LLC (DE)

      18.   TLA Holdings III LLC (DE)

      19. MetLife Greenstone Southeast Venture, LLC (DE) - 95% of MetLife Greenstone Southeast Venture, LLC is owned by MetLife Insurance Company of Connecticut and 5% is owned by Metropolitan Connecticut Properties Ventures, LLC.

            a)    MLGP Lakeside, LLC (DE)

S.    MetLife Reinsurance Company of South Carolina (SC)

T.    MetLife Investment Management, LLC (DE)

U.    MetLife Standby I, LLC (DE)

      1.   MetLife Exchange Trust I (DE)

V.    MetLife Services and Solutions, LLC (DE)

      1.   MetLife Solutions Pte. Ltd. (Singapore)

           a)    MetLife Services East Private Limited (India)

           b) MetLife Global Operations Support Center Private Limited (India) - 99.99999% is owned by MetLife Solutions Pte. Ltd. and 0.00001% is owned by Natiloportem Holdings, Inc.

W.    SafeGuard Health Enterprises, Inc. (DE)

      1.   MetLife Health Plans, Inc. (DE)

      2.   SafeGuard Health Plans, Inc. (CA)

      3.   SafeHealth Life Insurance Company (CA)

      4.   SafeGuard Health Plans, Inc. (FL)

      5.   SafeGuard Health Plans, Inc. (NV)

      6.   SafeGuard Health Plans, Inc. (TX)

X.    MetLife Capital Trust X (DE)

Y.    Cova Life Management Company (DE)

Z.    MetLife Reinsurance Company of Charleston (SC)

AA.   MetLife Reinsurance Company of Vermont (VT)

AB.   Delaware American Life Insurance Company (DE)

      1.    GBN, LLC (DE)

AC.   Federal Flood Certification LLC (TX)

AD.   American Life Insurance Company (ALICO) (DE)

      1.    MetLife ALICO Life Insurance K.K. (Japan)

               a)  Nagasaki Operation Yugen Kaisha (Japan)

               b)  Communication One Kabushiki Kaisha (Japan)

               c)  Financial Learning Kabushiki Kaisha (Japan)

      2.    MetLife Global Holding Company I GmbH (Swiss I) (Switzerland)

               a)  MetLife Global Holding Company II GmbH (Swiss II)
                   (Switzerland)

                   i)  MetLife EU Holding Company Limited (Ireland)

                       aa) MetLife Europe Limited (Ireland) - 93% of MetLife
                           Europe Limited is owned by MetLife EU Holding Company Limited and 7% is owned by ALICO.

                           1. MetLife Pension Trustees Limited (United Kingdom)

                       bb) Agenvita S.r.l. (Italy)

                       cc) MetLife Europe Insurance Limited (Ireland)- 93% of
                           MetLife Europe Insurance Limited is owned by MetLife EU Holding Company Limited and 7% is owned by ALICO.

                       dd) MetLife Europe Services Limited (Ireland)

                       ee) MetLife Insurance Limited (United Kingdom)

                       ff) MetLife Limited (United Kingdom)

                       gg) MetLife Services, Sociedad Limitada (Spain)

                       hh) MetLife Insurance S.A./NV (Belgium) - 99.99999% of
                           MetLife Insurance S.A./NV is owned by MetLife EU Holding Company Limited and 0.00001% is owned by Natilportem Holdings, Inc.

                       ii) MetLife S.A. (France)

                           1) Hestis S.A.(France) - 66.06% of Hestis S.A. is
                              owned by ALICO and the remaining interests are owned by third parties.

                           2) MetLife Solutions S.A.S. (France)

                       jj) AHICO First American Hungarian Insurance Company
                           (Elso Amerikai-Magyar Biztosito) Zrt. (Hungary)

                           1) First Hungarian-American Insurance Agency Limited
                              (Hungary)

                           2) Metlife Biztosito Zrt. (Hungary)

                       kk) ALICO Asigurari Romania S.A. (Romania) -
                           99.99999726375% of ALICO Asigurari Romania S.A. is owned by MetLife EU Holding Company Limited and the remaining 0.000001273625% is owned by International Technical and Advisory Services Limited.

                           1) ALICO Societate de Administrare a unui Fond de
                              Pensii Administrat Privat S.A. (Romania) -
                              99.9748% of ALICO Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. is owned by ALICO Asigurari Romania S.A. and 0.0252% is owned by AMPLICO Services Sp z.o.o.

                           2) Metropolitan Training and Consulting S.R.L.
                              (Romania)

                           3) Metropolitan Life Asigurari S.A. (Romania) -
                              99.9999% of Metropolitan Life Asigurari S.A. is owned by ALICO Asigurari Romania S.A. and 0.0001% is owned by International Technical and Advisory Services Limited.

                       ll) MetLife AMSLICO poist'ovna a.s. (Slovakia)

                           1) ALICO Services Central Europe s.r.o. (Slovakia)

                           2) ALICO Funds Central Europe sprav. spol., a.s.
                              (Slovakia)

                       mm) MetLife pojist'ovna a.s. (Czech Republic)

      3. Pharaonic American Life Insurance Company (Egypt) - 84.125% of Pharaonic American Life Insurance Company is owned by ALICO and the remaining interests are owned by third parties.

      4.    MetLife Holdings (Cyprus) Limited (Cyprus)

      5.    ALICO Limited (Nigeria)

      6.    American Life Limited (Nigeria)

      7. American Life Insurance Company (Pakistan) Ltd. (Pakistan) - 81.96% of American Life Insurance Company (Pakistan) Ltd. is owned by ALICO and the remaining interests are owned by third parties.

      8. MetLife Emeklilik ve Hayat A.S. (Turkey) - 99.972% of MetLife Emeklilik ve Hayat A.S. is owned by ALICO and the remaining interests are owned by third parties.

      9.    ALICO Zhivotozastrahovat elno Druzestvo EAD (Bulgaria)

      10.   American Life Insurance Company (Cyprus) Limited (Cyprus)

      11.   MetLife Alico Life Insurance Company S.A. (Greece)

            a) ALICO Mutual Fund Management Company (Greece) - 90% of ALICO Mutual Fund Management Company is owned by MetLife Alico Life Insurance Company S.A. (Greece) and the remaining interests are owned by third parties.

      12. AMPLICO Life-First American Polish Life Insurance & Reinsurance Company, S.A. (Poland)

            a)    Amplico Services Sp z.o.o. (Poland)

            b)    AMPLICO Towartzystwo Funduszky Inwestycyjnych, S.A. (Poland)

            c) AMPLICO Powszechne Towartzystwo Emerytalne S.A. (Poland) - 50% of AMPLICO Powszechne Towarzystwo Emerytalne S.A. is owned by AMPLICO Life-First American Polish Life Insurance & Reinsurance Company, S.A. and the remaining 50% is owned by ALICO.

      13.   International Investment Holding Company Limited (Russia)

      14.   ALICO European Holdings Limited (Ireland)

            a)    ZAO Master D (Russia)

                  i) ZAO ALICO Insurance Company (Russia) - 51% of ZAO ALICO Insurance Company is owned by ZAO Master D and 49% is owned by ALICO.

      15.   MetLife Akcionarska Drustvoza za Zivotno Osiguranje (Serbia)
            - 99.96% of MetLife Akcionarska Drustvoza za Zivotno Osiguranje is owned by ALICO and the remaining 0.04% is owned by International Technical and Advisory Services Limited.

      16.   ALICO Gestora de Fondos y Planos de Pensiones S.A. (Spain)

      17.   ALICO Management Services Limited (United Kingdom)

      18.   ZEUS Administration Services Limited (United Kingdom)

      19. ALICO Trustees Ltd. (United Kingdom) - 50% of ALICO Trustees (UK) Ltd. is owned by ALICO and the remaining interest is owned by International Technical and Advisory Services Limited.

      20. PJSC ALICO Ukraine (Ukraine) - 99.9988% of PJSC ALICO Ukraine is owned by ALICO 0.0006% is owned by International Technical and Advisory Services Limited and the remaining 0.0006% is owned by Borderland Investment Limited.

      21.   Borderland Investment Limited (USA-Delaware)

            a)    ALICO Hellas Single Member Limited Liability Company (Greece)

      22.   International Technical and Advisory Services Limited (USA-Delaware)

      23.   ALICO Operations Inc. (USA-Delaware)

            a)    ALICO Asset Management Corp. (Japan)

      24. MetLife Colombia Seguros de Vida S.A. (Colombia) - 94.989997% of MetLife Colombia Seguros de Vida S.A. is owned by ALICO, 5.01% is owned by International Technical and Advisory Services Limited and the remaining interests are owned by third parties.

      25. ALICO Mexico Compania de Seguros de Vida, S.A. de C.V. (Mexico) - 99.999998% of ALICO Mexico Compania de Seguros de Vida, SA de CV is owned by ALICO and 0.000002% is owned by International Technical and Advisory Services Limited.

      26.   MetLife Seguros de Vida, S.A. (Uruguay)

      27. ALICO Properties, Inc. (USA-Delaware) - 51% of ALICO Properties, Inc. is owned by ALICO and the remaining interests are owned by third parties.

            a)    Global Properties, Inc. (USA-Delaware)

      28.   Alpha Properties, Inc. (USA-Delaware)

      29.   Beta Properties, Inc. (USA-Delaware)

      30.   Delta Properties Japan, Inc. (USA-Delaware)

      31.   Epsilon Properties Japan, Inc. (USA-Delaware)

      32.   Iris Properties, Inc. (USA-Delaware)

      33.   Kappa Properties Japan, Inc. (USA-Delaware)

AE.   MetLife Global Benefits, Ltd. (Cayman Islands)

1) The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

2) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

3) The MetLife, Inc. organizational chart does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner. In addition, certain inactive subsidiaries have also been omitted.

4) MetLife Services EEIG is a cost-sharing mechanism used in the EU for EU-affiliated members.

ITEM 27. NUMBER OF CONTRACT OWNERS



As of June 30, 2013, there were 419,044 owners of qualified contracts and 188,122 owners of non-qualified contracts offered by the Registrant (MetLife Investors USA Separate Account A).


ITEM 28. INDEMNIFICATION


    The Depositor's parent, MetLife, Inc. has secured a Financial Institutions Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife, Inc. also maintains a Directors and Officers Liability and Corporate Reimbursement Insurance Policy with limits of $400 million under which the Depositor and MetLife Investors Distribution Company, the Registrant's underwriter (the "underwriter"), as well as certain other subsidiaries of MetLife are covered. A provision in Metlife, Inc.'s by-laws provides for the indemnification (under certain circumstances) of individuals serving as directors or officers of certain organizations, including the Depositor and the Underwriter.


    A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which would involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit. The foregoing sentence notwithstanding, if the Delaware General Corporation Law hereafter is amended to authorized further limitations of the liability of a director of a corporation, then a director of the corporation, in addition to the circumstances in which a director is not personally liable as set forth in the preceding sentence, shall be held free from liability to the fullest extent permitted by the Delaware General Corporation Law as so amended. Any repeal or modification of the foregoing provisions of this Article 7 by the stockholders of the corporation shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification.


    Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors and officers or controlling persons of the Company pursuant to the foregoing, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 29. PRINCIPAL UNDERWRITERS


  (a) MetLife Investors Distribution Company is the principal underwriter for the following investment companies (other than Registrant):




Met Investors Series Trust
MetLife Investors USA Variable Life Account A
MetLife Investors Variable Annuity Account One
MetLife Investors Variable Life Account One
First MetLife Investors Variable Annuity Account One
General American Separate Account Eleven
General American Separate Account Twenty-Eight
General American Separate Account Twenty-Nine
General American Separate Account Two
Security Equity Separate Account Twenty-Six
Security Equity Separate Account Twenty-Seven
MetLife of CT Separate Account QPN for Variable Annuities
MetLife of CT Fund UL for Variable Life Insurance
MetLife of CT Fund UL III for Variable Life Insurance
Metropolitan Life Variable Annuity Separate Account II
MetLife of CT Separate Account Eleven for Variable Annuities
Metropolitan Life Separate Account E
Metropolitan Life Separate Account UL
Paragon Separate Account A
Paragon Separate Account B
Paragon Separate Account C
Paragon Separate Account D
Metropolitan Series Fund
Metropolitan Tower Life Separate Account One
Metropolitan Tower Life Separate Account Two


  (b) MetLife Investors Distribution Company is the principal underwriter for the Contracts. The following persons are the officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 5 Park Plaza, Suite 1900, Irvine, CA 92614.



NAME AND PRINCIPAL BUSINESS ADDRESS     POSITIONS AND OFFICES WITH UNDERWRITER
-----------------------------------     --------------------------------------
Elizabeth M. Forget                     Director and Executive Vice President
1095 Avenue of the Americas
New York, NY 10036

Paul A. LaPiana                         Director and Executive Vice President, National Sales Manager-Life
5 Park Plaza, Suite 1900
Irvine, CA 92614

Jay S. Kaduson                          Senior Vice President
1 MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101

Mark E. Rosenthal                       President
5 Park Plaza, Suite 1900 EBS
Irving, CA 92614

Isaac Torres                            Secretary
1095 Avenue of the Americas
New York, NY 10036


NAME AND PRINCIPAL BUSINESS ADDRESS     POSITIONS AND OFFICES WITH UNDERWRITER
-----------------------------------     --------------------------------------
Marlene B. Debel                        Treasurer
1095 Avenue of the Americas
New York, NY 10036

John G. Martinez                        Vice President and Chief Financial Officer
18210 Crane Nest Dr.
Tampa, FL 33647

Debora L. Buffington                    Vice President, Director of Compliance
5 Park Plaza, Suite 1900
Irvine, CA 92614

David DeCarlo                           Vice President
5 Park Plaza, Suite 1900
Irvine, CA 92614

Rashid Ismail                           Vice President
5 Park Plaza, Suite 1900
Irvine, CA 92614

Paul M. Kos                             Vice President
5 Park Plaza, Suite 1900
Irvine, CA 92614

Craig W. Markham                        Vice President
13045 Tesson Ferry Road
St. Louis, MO 63128

Cathy A. Sturdivant                     Vice President
5 Park Plaza, Suite 1900
Irvine, CA 92614

Paulina Vakouros                        Vice President
1095 Avenue of the Americas
New York, NY 10036

  (c) Compensation from the Registrant. The following commissions and other compensation were received by the Distributor, directly or indirectly, from the Registrant during the Registrant's last fiscal year:



                   (1)                           (2)              (3)            (4)           (5)
                                           Net Underwriting
                                            Discounts And     Compensation    Brokerage       Other
Name of Principal Underwriter                Commissions     On Redemption   Commissions   Compensation
----------------------------------------- ----------------- --------------- ------------- -------------
 MetLife Investors Distribution Company     $689,121,186         $0             $0            $0


ITEM 30. LOCATION OF ACCOUNTS AND RECORDS


    The following companies will maintain possession of the documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:


    (a) Registrant


    (b) MetLife Annuity Operations, 4700 Westown Parkway, Bldg. 4, Suite 200, West Des Moines, IA 50266


    (c) State Street Bank & Trust Company, 225 Franklin Street, Boston, MA
02110


    (d) MetLife Investors Distribution Company, 5 Park Plaza, Suite 1900, Irvine, CA 92614


    (e) MetLife Investors USA Insurance Company, 5 Park Plaza, Suite 1900, Irvine, CA 92614


    (f) MetLife, 18210 Crane Nest Drive, Tampa, FL 33647


    (g) MetLife, 501 Boylston Street, Boston, MA 02116


    (h) MetLife, 200 Park Avenue, New York, NY 10166


    (i) MetLife, 1125 17th Street, Denver, CO 80202


ITEM 31. MANAGEMENT SERVICES


    Not Applicable.

ITEM 32. UNDERTAKINGS


    a. Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen
(16) months old for so long as payment under the variable annuity contracts may be accepted.


    b. Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.


    c. Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.


                                REPRESENTATIONS


    MetLife Investors USA Insurance Company ("Company") hereby represents that the fees and charges deducted under the Contracts described in the Prospectus, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by the Company.


    The Company hereby represents that it is relying upon the Securities and Exchange Commission No-Action Letter issued to the American Council of Life Insurance dated November 28, 1988 (Commission ref. IP-6-88) and that the following provisions have been complied with:


    1. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;


    2. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;


    3. Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of the potential participants;


    4. Obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his contract value.

                                   SIGNATURES


    As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this registration statement and has caused this registration statement to be signed on its behalf, in the city of Boston, and The Commonwealth of Massachusetts on this 5th day of August, 2013.



   METLIFE INVESTORS USA SEPARATE ACCOUNT A
   (Registrant)

   By:   METLIFE INVESTORS USA INSURANCE COMPANY

   By:   /s/ Gregory E. Illson
         ----------------------------------------
         Gregory E. Illson
         Vice President

   By:   METLIFE INVESTORS USA INSURANCE COMPANY
          (Depositor)

   By:   /s/ Gregory E. Illson
         ----------------------------------------
         Gregory E. Illson
         Vice President

    As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on August 5, 2013.



/s/ Eric T. Steigerwalt*           Director, Chairman of the Board, President and Chief
--------------------------------   Executive Officer
Eric T. Steigerwalt

/s/ Peter M. Carlson*              Executive Vice President and Chief Accounting Officer
--------------------------------
Peter M. Carlson

/s/ James. J. Reilly*              Vice President-Finance (principal financial officer)
--------------------------------
James J. Reilly

/s/ Susan A. Buffum*               Director
--------------------------------
Susan A. Buffum

/s/ Elizabeth M. Forget*           Director and Executive Vice President
--------------------------------
Elizabeth M. Forget

/s/ Jay S. Kaduson*                Director and Vice President
--------------------------------
Jay S. Kaduson

/s/ Stephen M. Kessler*            Director
--------------------------------
Stephen M. Kessler

/s/ Lisa S. Kuklinski*             Director and Vice President
--------------------------------
Lisa S. Kuklinski

/s/ Mark E. Rosenthal*             Director
--------------------------------
Mark E. Rosenthal


   *By:   /s/ Michele H. Abate
          ----------------------------------------
          Michele H. Abate, Attorney-In-Fact
          August 5, 2013

 * MetLife Investors USA Insurance Company. Executed by Michele H. Abate, Esquire on behalf of those indicated pursuant to powers of attorney incorporated herein by reference to Registrant's Post-Effective Amendment No. 12 to the Registration Statement on Form N-4 (File Nos.
   333-137968/811-03365) filed as Exhibit 13 on April 11, 2013.

                               INDEX TO EXHIBITS

10   Consent of Independent Registered Public Accounting Firm
     (Deloitte & Touche LLP)